The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
MARKET VIEW
THE BENCHMARK DIVERSIFIED ASSETS PORTFOLIO
THE BENCHMARK GOVERNMENT PORTFOLIO
THE BENCHMARK GOVERNMENT SELECT PORTFOLIO

The Federal Reserve's monetary policy and expectations about where that policy was headed had the largest influence on portfolio activity during the fiscal year ended November 30, 1996.
  The Diversified Assets Portfolio was heavily weighted in commercial paper, where yields were the most attractive. We maintained a barbell maturity struc-ture as we tried to anticipate Fed activity. Any opportunities to capture ad-ditional yield by extending the portfolio's maturity were evaluated on a case-by-case basis. At year end, the portfolio's average maturity was 35 days--con-sistent with other money market funds with similar investment objectives.
  During the first half of the fiscal year, the Government and Government Se-lect Portfolios were heavily weighted in monthly agency securities. We ex-pected the federal funds rate to go down, so we initiated this strategy to ex-tend the portfolios and take advantage of higher yields. In the second half of the year, as signs of a strengthening economy emerged, the consensus was that the Fed would raise rates. We employed a barbell strategy, focusing on one-year Treasury bills for yield and to maintain our average maturity and over-night securities for liquidity.
  Looking ahead, year-end pressures should push rates higher. After that, fi-nal inflation numbers for 1996 may cause the Fed to take action. We will main-tain our current portfolio structures and continue to act defensively in an-ticipating the Fed's next move.

Mary Ann Flynn and Ed Kyritz, Portfolio Managers
THE BENCHMARK TAX-EXEMPT PORTFOLIO

Early in the fiscal year, our outlook was for a stable or declining interest rate environment. Our strategy, therefore, was to keep the portfolio's average maturity longer than other portfolios with a similar investment objective. When short-term rates are stable or declining, it is better to have a rela-tively longer maturity structure in order to capture incremental yield in-creases.
  As it turned out, interest rates remained relatively stable during the year, and our strategy worked well. The portfolio's one-year performance was favora-ble compared to industry averages.
  Going forward, we plan to maintain the portfolio's relatively longer average maturity. Currently, the consensus is split as to whether the Federal Re-serve's next move will be a tightening or easing of rates. We believe that a stable rate environment will prevail for at least the next quarter, and possi-bly for the next six to 12 months. However, we will continue to monitor and evaluate the country's economic data as it is released, and we will position the portfolio accordingly.

Brad Snyder, Portfolio Manager

Units of The Benchmark Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by The Northern Trust Company, its parent company, or its affiliates, and are not Federally insured or guaranteed by the U.S. Government, Federal Deposit Insurance Corporation, Federal Reserve Board, or any other governmental agency. Investment in the portfolios involves investment risks, including possible loss of principal amount invested. The Benchmark Money Market Portfolios seek to maintain a net asset value of $1.00 per unit, but there can be no assurance that they will be able to do so on a continuous basis.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
INVESTMENT ABBREVIATIONS AND NOTES:

AMBAC--American Municipal Bond Assurance Corp.
BAN  --Bond Anticipation Note
BTP  --Bankers Trust Partnership
Colld.
     --Collateral
CP   --Commercial Paper
FGIC --Financial Guaranty Insurance Corp.
FNMA --Federal National Mortgage Association
FRN  --Floating Rate Note
FSAC --Financial Security Assurance Corp.
GO   --General Obligation
Gtd. --Guaranteed
GNMA --Government National Mortgage Association
HDA  --Housing Development Authority
IDA  --Industrial Development Authority
IDR  --Industrial Development Revenue
LOC
     --Letter of Credit
MBIA --Municipal Bond Insurance Association
ML SG--Merrill Lynch/Societe Generale
P-Floats
     --Puttable Floating Rate Security
PCR  --Pollution Control Revenue
RAN  --Revenue Anticipation Note
TAN  --Tax Anticipation Note
TOB  --Tender Option Bond
TRAN --Tax and Revenue Anticipation Note
VRDN --Variable Rate Demand Note

--The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

--Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

--Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

--The amortized cost also represents cost for federal income tax purposes.

--Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
                          DIVERSIFIED ASSETS PORTFOLIO
BANK NOTES--2.2%
 Boatmen's National Bank of Kansas
  City FRN
$ 50,000                 5.580%                            12/03/96                           $ 49,995

 Boatmen's National Bank of St. Louis
  FRN
  20,000                 5.580                             12/03/96                             20,000
-------------------------------------------------------------------------------------------------------
TOTAL BANK NOTES                                                                              $ 69,995
-------------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--10.9%
DOMESTIC DEPOSITORY INSTITUTIONS--1.1%
 First Alabama Bank
$ 10,000                 5.400%                            03/07/97                           $ 10,000

 First Tennessee Bank
  25,000                 5.300                             12/23/96                             25,000
                                                                                              --------
                                                                                                35,000

FOREIGN DEPOSITORY INSTITUTIONS--9.8%
 Abbey National PLC, London
 100,000                 5.510                             04/15/97                            100,009

 ABN-Amro Bank, New York
  35,000                 5.690                             04/17/97                             35,002

 Credit Agricole, New York
  30,000                 5.420                             12/30/96                             30,002

 Deutsche Bank, London
  25,000                 5.420                             12/27/96                             25,001

 Landesbank Hessen, New York
  20,000                 6.090                             09/11/97                             20,065

 Norinchukin Bank, New York
  25,000                 5.540                             12/06/96                             25,001

 Societe Generale, New York
  26,000                 5.840                             10/06/97                             26,057

 Sumitomo Bank Ltd., New York
   5,000                 5.410                             12/09/96                              5,000
  35,000                 5.370                             12/12/96                             35,000

 Swiss Bank Corp., New York
  10,000                 5.530                             12/18/96                             10,001
                                                                                              --------
                                                                                               311,138
-------------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT                                                                 $346,138
-------------------------------------------------------------------------------------------------------

Principal                                                 Maturity                       Amortized
 Amount               Interest Rate                         Date                           Cost
--------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--48.2%
ASSET-BACKED SECURITIES--9.5%
 Ascot Capital Corp.
$ 22,100               5.373%                           12/20/96                           $   22,038

 Barton Capital Corp.
   2,718               5.369                            12/16/96                                2,712

 Centric Funding
  13,000               5.344                            12/04/96                               12,994
   5,000               5.405                            12/05/96                                4,997

 Cooperative Association of Tractor
  Dealers, Inc.
  13,600               5.446                            12/10/96                               13,582
   7,600               5.524                            01/10/97                                7,554

 Crosby Head Funding Corp.
  10,000               5.478                            12/19/96                                9,973

 Eureka Securitization, Inc.
  10,000               5.360                            12/03/96                                9,997

 Jet Funding Corp. (Dai-Ichi Kangyo
  Bank LOC)
  18,916               5.452                            12/02/96                               18,913
  30,563               5.506                            12/30/96                               30,429

 SALTS (II) Cayman Islands Corp.
  25,000               5.775                            12/19/96                               25,000

 SALTS (III) Cayman Islands Corp.
  48,000               5.681                            01/23/97                               48,000
  30,000               5.974                            01/23/97                               30,000

 Strategic Asset Funding Corp. (Sanwa
  Bank LOC)
  40,744               5.476                            01/31/97                               40,371

 WCP Funding, Inc.
  25,000               5.455                            12/03/96                               24,992
                                                                                           ----------
                                                                                              301,552

COMMUNICATIONS--4.6%
 GTE Financial Corp.
  25,997               5.353                            12/13/96                               25,951

 Lucent Technologies, Inc.
  75,000               5.404                            12/02/96                               74,989

 NYNEX Corp.
  35,000               5.394                            02/14/97                               34,612
  11,000               5.400                            02/21/97                               10,867
                                                                                           ----------
                                                                                              146,419

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

Principal              Interest                         Maturity                         Amortized
 Amount                  Rate                             Date                              Cost
---------------------------------------------------------------------------------------------------
                    DIVERSIFIED ASSETS PORTFOLIO--CONTINUED

DOMESTIC DEPOSITORY INSTITUTIONS--0.2%
 Bankers Trust Corp.
$  7,300                5.463%                          04/04/97                         $    7,166

ELECTRONIC AND OTHER ELECTRICAL COMPONENTS--4.5%
 Cooper Industries, Inc.
  50,000                5.404                           12/02/96                             49,993

 Sanyo Electric Finance (USA) Corp.
   2,000                5.432                           02/07/97                              1,980
   5,000                5.446                           02/25/97                              4,936

 Whirlpool Financial Corp.
   1,440                5.350                           12/02/96                              1,440
  27,000                5.420                           12/04/96                             26,988
  10,000                5.360                           12/20/96                              9,972
  33,000                5.370                           12/20/96                             32,907
  15,000                5.474                           02/24/97                             14,809
                                                                                         ----------
                                                                                            143,025

FOOD AND KINDRED PRODUCTS--2.2%
 Pepsico, Inc.
  20,000                5.405                           12/03/96                             19,994

 Philip Morris Companies, Inc.
  50,000                5.404                           12/02/96                             49,993
                                                                                         ----------
                                                                                             69,987

FOOD STORES--0.5%
 Big B, Inc. (NationsBank Georgia LOC)
  17,000                5.495                           12/18/96                             16,956

FOREIGN DEPOSITORY INSTITUTIONS--2.7%
 Halifax Building Society
   1,550                5.469                           03/13/97                              1,527

 National Australia Funding Inc.
   1,000                5.445                           02/12/97                                989

 Nationwide Building Society
  39,052                5.474                           04/07/97                             38,315

 San Paolo U.S. Financial Co.
  11,000                5.484                           04/16/97                             10,778

 Woolwich Building Society
  35,000                5.412                           12/13/96                             34,938
                                                                                         ----------
                                                                                             86,547

Principal              Interest                         Maturity                         Amortized
 Amount                  Rate                             Date                              Cost
---------------------------------------------------------------------------------------------------
GENERAL MERCHANDISE STORES--0.8%
 J.C. Penney Funding Corp.
$ 25,000                5.415%                          03/07/97                         $   24,645

HOLDING AND OTHER COMPANIES--3.5%
 AESOP Funding Corp.
   2,000                5.345                           12/13/96                              1,996

 B.A.T. Capital Corp.
  10,000                5.376                           12/16/96                              9,978

 CSW Credit, Inc.
  12,200                5.296                           12/03/96                             12,196
  16,000                5.309                           12/04/96                             15,993

 Green Tree Financial Corp.
  23,143                5.413                           12/12/96                             23,105
   2,000                5.418                           12/12/96                              1,997
   7,000                5.424                           12/19/96                              6,981
  25,000                5.441                           12/23/96                             24,917

 National Rural Utilities Cooperative
  15,000                5.370                           12/09/96                             14,982
                                                                                         ----------
                                                                                            112,145

INSURANCE CARRIERS--0.5%
 Copley Financing Corp.
   7,537                5.372                           12/17/96                              7,519

 Prudential Funding Corp.
   8,400                5.277                           12/02/96                              8,399
                                                                                         ----------
                                                                                             15,918

NONDEPOSITORY BUSINESS CREDIT INSTITUTIONS--9.4%
 Associates Corp. of North America
 150,000                5.424                           12/02/96                            149,977

 FBA Properties, Inc. (NationsBank
  Georgia LOC)
  11,400                5.474                           02/10/97                             11,278

 Finova Capital Corp.
  30,000                5.332                           12/02/96                             29,995
  20,000                5.404                           12/02/96                             19,997

 PHH Corp.
  16,300                5.327                           12/16/96                             16,264

 Sanwa Business Credit Corp.
   2,000                5.391                           12/02/96                              2,000
   2,000                5.392                           12/03/96                              1,999
  18,000                5.429                           02/06/97                             17,820
  25,000                5.453                           02/06/97                             24,750
  16,000                5.442                           02/12/97                             15,826

See accompanying notes to financial statements.

Principal              Interest                         Maturity                         Amortized
 Amount                  Rate                             Date                              Cost
---------------------------------------------------------------------------------------------------
NONDEPOSITORY BUSINESS CREDIT INSTITUTIONS--CONTINUED
 Showa Leasing (U.S.A.), Inc. Series:
  C
  (Industrial Bank of Japan Ltd. LOC)
$10,000                 5.457%                          02/18/97                         $    9,882
                                                                                         ----------
                                                                                            299,788

NONDEPOSITORY PERSONAL CREDIT INSTITUTIONS--0.8%
 Countrywide Home Loans
 25,000                 5.347                           12/09/96                             24,971

TRANSPORTATION--8.7%
 BMW US Capital Corp.
 25,000                 5.327                           12/16/96                             24,945
 18,091                 5.346                           12/16/96                             18,051

 Chrysler Financial Corp.
 25,000                 5.378                           12/19/96                             24,933
 20,000                 5.423                           02/20/97                             19,759
 20,000                 5.425                           02/20/97                             19,759
 45,000                 5.427                           02/25/97                             44,425

 Ford Motor Credit Corp.
 50,000                 5.404                           12/02/96                             49,992

 General Motors Acceptance Corp.
  2,806                 5.580                           12/16/96                              2,800
 28,000                 5.626                           02/12/97                             27,689
 11,000                 5.467                           05/01/97                             10,754
 35,000                 5.478                           05/15/97                             34,144
                                                                                         ----------
                                                                                            277,251

TRANSPORTATION EQUIPMENT--0.3%
 PACCAR Financial Corp.
  8,000                 5.368                           12/19/96                              7,979
---------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER                                                                   $1,534,349
---------------------------------------------------------------------------------------------------

Principal              Interest                         Maturity                         Amortized
 Amount                  Rate                             Date                              Cost
---------------------------------------------------------------------------------------------------
CORPORATE NOTES--6.1%
 AT&T Capital Corp. FRN
$50,000                 5.415%                          12/23/96                         $   50,000

 Bear Stearns Companies FRN
 10,100                 5.913                           12/18/96                             10,101

 FPL Capital Group
  5,400                 6.500                           07/01/97                              5,429

 General Electric Engine Receivables
  1995-1 Trust FRN
 20,974                 5.476                           12/02/96                             20,975

 General Motors Acceptance Corp.
  4,660                 8.000                           04/10/97                              4,701

 International Business Machines
  Credit Corp.
 55,000                 5.000                           02/24/97                             54,985
 10,000                 5.450                           11/10/97                              9,982

 PHH Corp.
 40,000                 4.950                           02/10/97                             39,940
---------------------------------------------------------------------------------------------------
TOTAL CORPORATE NOTES                                                                    $  196,113
---------------------------------------------------------------------------------------------------

EURODOLLAR TIME DEPOSITS--5.1%
 Creditanstalt Bank, Grand Cayman
$75,000                 5.625%                          12/02/96                         $   75,000

 Hong Kong & Shanghai Bank, Grand
  Cayman
 89,000                 5.438                           12/02/96                             89,000
---------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR TIME DEPOSITS                                                           $  164,000
---------------------------------------------------------------------------------------------------

GUARANTEED INVESTMENT CONTRACTS--3.5%
 General American Life Insurance Co.
  FRN
$75,000                 5.580%                          12/23/96                         $   75,000

 Transamerica Life Insurance and
  Annuity Co. FRN
 35,000                 5.375                           12/02/96                             35,000
---------------------------------------------------------------------------------------------------
TOTAL GUARANTEED INVESTMENT  CONTRACTS                                                   $  110,000
---------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

 Principal             Interest                       Maturity                      Amortized
  Amount                 Rate                           Date                          Cost
---------------------------------------------------------------------------------------------
                    DIVERSIFIED ASSETS PORTFOLIO--CONTINUED

MUNICIPAL INVESTMENTS--2.8%
 County of Broward (Florida)
  Professional Sports Facilities
$     17,500               5.460%                        12/01/96                   $ 17,500

 City of Minneapolis-St. Paul (Minnesota) Metro Airport G.O. Bond
      20,000               5.475                         12/01/96                     20,000

 City of Seattle (Washington) Ltd.G.O. Bond, Series: C
      30,000               5.400                         12/04/96                     30,000

 Hydro-Quebec Corp. Monthly Put TOB FRN
       9,000               5.480                         12/01/96                      9,000

 State of Virginia HDA Multi-Family
  Housing Bond
      12,745               5.475                         12/01/96                     12,745
---------------------------------------------------------------------------------------------
TOTAL MUNICIPAL INVESTMENTS                                                         $ 89,245
---------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY--1.6%
 Federal Home Loan Bank Discount Note
$     50,000               5.703%                        12/02/96                   $ 49,992
---------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY                                                        $ 49,992
---------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATION--1.6%
 U.S. Treasury Bill
$     50,000               5.005%                        02/06/97                   $ 49,556
---------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATION                                                    $ 49,556
---------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--20.2%
REPURCHASE AGREEMENTS--18.6%
 Bear Stearns & Co., Inc., Dated
  11/29/96, Repurchase Price $260,123
  (U.S. Government Securities Colld.)
$    260,000               5.680%                        12/02/96                   $260,000

 Donaldson, Lufkin & Jenrette
  Securities, Inc., Dated 11/27/96,
  Repurchase Price $200,149 (U.S.
  Government Securities Colld.)
     200,000               5.360                         12/02/96                    200,000

 J.P. Morgan Securities, Inc., Dated
  11/29/96, Repurchase Price $115,054
  (U.S. Government Securities Colld.)
     115,000               5.680                         12/02/96                    115,000

 J.P. Morgan Securities, Inc., Dated
  11/29/96, Repurchase Price $16,071
  (U.S. Government Securities Colld.)
      16,063               5.800                         12/02/96                     16,063
                                                                                    --------
                                                                                     591,063

Principal              Interest                         Maturity                         Amortized
 Amount                  Rate                             Date                              Cost
----------------------------------------------------------------------------------------------------

JOINT REPURCHASE AGREEMENT--1.6%
 Merrill Lynch Government Securities,
  Inc., Dated 8/12/96 (U.S. Government
  Securities Colld.) Accrued Interest
  $143
$ 50,000                5.726%                          12/02/96                         $   50,000
----------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                                              $  641,063
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS--102.2%                                                                $3,250,451
----------------------------------------------------------------------------------------------------
Liabilities, less other assets--(2.2%)                                                      (70,922)
----------------------------------------------------------------------------------------------------
NET ASSETS--100.0%                                                                       $3,179,529
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
         GOVERNMENT PORTFOLIO
U.S. GOVERNMENT AGENCIES--66.5%
FEDERAL HOME LOAN BANK DISCOUNT NOTES--23.2%
$213,000                 5.703%                            12/02/96                            $212,966
  25,000                 5.318                             12/17/96                              24,942
  11,000                 5.652                             01/09/97                              10,934
  17,000                 5.638                             01/17/97                              16,878
  20,000                 5.451                             01/21/97                              19,851
   9,000                 5.445                             01/22/97                               8,932
                                                                                               --------
                                                                                                294,503

FEDERAL HOME LOAN BANK MEDIUM TERM
 NOTE--1.3%
  15,915                 5.800                             08/12/97                              15,921

FEDERAL HOME LOAN MORTGAGE CORPORATION
 DISCOUNT NOTES--14.2%
  15,000                 5.222                             12/11/96                              14,978
  25,000                 5.241                             12/11/96                              24,964
  14,900                 5.246                             12/16/96                              14,868
  30,000                 5.288                             02/04/97                              29,717
  47,000                 5.285                             02/14/97                              46,489
  15,000                 5.332                             02/18/97                              14,827
  34,000                 5.284                             02/19/97                              33,606
                                                                                               --------
                                                                                                179,449

FEDERAL NATIONAL MORTGAGE ASSOCIATION
 DISCOUNT NOTES--15.9%
  25,000                 5.357                             12/18/96                              24,938
  20,000                 5.549                             12/19/96                              19,946
  25,000                 5.282                             02/10/97                              24,743
  40,000                 5.288                             02/10/97                              39,588
  25,000                 5.301                             02/18/97                              24,713
  20,000                 5.379                             04/04/97                              19,638
  20,000                 5.290                             04/16/97                              19,609
   5,000                 5.388                             04/16/97                               4,901
  24,500                 5.392                             04/16/97                              24,014
                                                                                               --------
                                                                                                202,090

FEDERAL NATIONAL MORTGAGE ASSOCIATION
 MEDIUM TERM NOTES--3.9%
  14,000                 5.350                             12/26/96                              14,000
  20,000                 5.860                             07/03/97                              20,024
  15,000                 5.520                             10/28/97                              14,996
                                                                                               --------
                                                                                                 49,020

 Principal             Interest                       Maturity                      Amortized
   Amount                Rate                           Date                           Cost
-----------------------------------------------------------------------------------------------
OVERSEAS PRIVATE INVESTMENT CORP. FRN--2.8%
$     35,800               5.390%                        12/04/96                   $   35,800

STUDENT LOAN MARKETING ASSOCIATION FRN--3.5%
      30,000               5.220                         12/03/96                       29,994
      15,000               5.350                         12/03/96                       14,992
                                                                                    ----------
                                                                                        44,986

STUDENT LOAN MARKETING ASSOCIATION MEDIUM TERM NOTE--1.7%
      21,710               5.965                         09/12/97                       21,737
-----------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES                                                      $  843,506
-----------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS--2.7%
U.S. TREASURY BILLS
$      5,000               5.005%                        02/06/97                   $    4,956
      10,000               5.134                         02/06/97                        9,909
      20,000               5.458                         11/13/97                       19,003
-----------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS                                                   $   33,868
-----------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--31.4%
REPURCHASE AGREEMENTS--27.5%
 Bear Stearns & Co., Inc., Dated 11/27/96, Repurchase Price $140,104 (U.S.
  Government Securities Colld.)
    $140,000               5.350%                        12/02/96                   $  140,000
 J.P. Morgan Securities, Inc, Dated 11/29/96, Repurchase Price
  $8,708 (U.S. Government Securities Colld.)
       8,704               5.800                         12/02/96                        8,704
 Nomura Securities International, Dated 11/27/96, Repurchase Price
  $200,149 (U.S. Government Securities Colld.)
     200,000               5.375                         12/02/96                      200,000
                                                                                    ----------
                                                                                       348,704

JOINT REPURCHASE AGREEMENT--3.9%
 UBS Securities, Inc., Dated 08/26/96 (U.S. Government Securities Colld.)
  Accrued Interest $144
      50,000               5.710                         12/02/96                       50,000
-----------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                                         $  398,704
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS--100.6%                                                           $1,276,078
-----------------------------------------------------------------------------------------------
Liabilities, less other assets--(0.6)%                                                  (7,563)
-----------------------------------------------------------------------------------------------
NET ASSETS--100.0%                                                                  $1,268,515
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

Principal              Interest                         Maturity                         Amortized
 Amount                  Rate                             Date                              Cost
---------------------------------------------------------------------------------------------------
                          GOVERNMENT SELECT PORTFOLIO

U.S. GOVERNMENT AGENCIES--97.6%
FEDERAL FARM CREDIT BANK DISCOUNT NOTES--15.9%
$23,560                 5.205%                          12/02/96                         $   23,557
 18,000                 5.159                           12/04/96                             17,992
 15,000                 5.223                           12/05/96                             14,991
 20,000                 5.173                           12/09/96                             19,977
 10,000                 5.214                           12/09/96                              9,989
  7,255                 5.248                           12/12/96                              7,243
  9,400                 5.214                           12/13/96                              9,384
 15,735                 5.210                           12/18/96                             15,696
  5,000                 5.375                           08/14/97                              4,816
 10,000                 5.403                           09/25/97                              9,572
                                                                                         ----------
                                                                                            133,217

FEDERAL FARM CREDIT BANK--0.9%
  7,500                 5.850                           08/01/97                              7,505

FEDERAL HOME LOAN BANK--1.2%
 10,000                 5.800                           08/12/97                             10,004

FEDERAL HOME LOAN BANK DISCOUNT NOTES--55.3%
  6,610                 5.147                           12/02/96                              6,609
 15,830                 5.216                           12/02/96                             15,828
 42,415                 5.703                           12/02/96                             42,408
 25,000                 5.165                           12/03/96                             24,993
 13,000                 5.186                           12/04/96                             12,994
 40,830                 5.255                           12/05/96                             40,806
 30,500                 5.336                           12/05/96                             30,482
  6,025                 5.234                           12/09/96                              6,018
 30,000                 5.201                           12/11/96                             29,957
 35,690                 5.220                           12/19/96                             35,597
 20,000                 5.221                           12/19/96                             19,948
 30,000                 5.451                           01/21/97                             29,777
 22,180                 5.445                           01/22/97                             22,012
 20,000                 5.284                           02/06/97                             19,806
 26,950                 5.472                           02/06/97                             26,686
 20,000                 5.291                           02/14/97                             19,783
 40,000                 5.301                           02/18/97                             39,541
  9,975                 5.269                           02/20/97                              9,858
  9,855                 5.587                           02/21/97                              9,732
 17,060                 5.656                           03/24/97                             16,766
  3,280                 5.376                           03/27/97                              3,225
                                                                                         ----------
                                                                                            462,826

  Principal               Interest                       Maturity                       Amortized
Amount/Shares               Rate                           Date                           Cost
--------------------------------------------------------------------------------------------------
STUDENT LOAN MARKETING ASSOCIATION DISCOUNT NOTES--7.9%
$35,000                    5.324%                        12/02/96                        $ 34,995
 31,100                    5.210                         12/18/96                          31,024
                                                                                         --------
                                                                                           66,019

STUDENT LOAN MARKETING ASSOCIATION FRN--5.7%
 15,000                    5.870                         06/30/97                          15,010
 20,000                    5.220                         08/06/97                          19,996
 13,000                    5.350                         09/03/97                          12,993
                                                                                         --------
                                                                                           47,999

TENNESSEE VALLEY AUTHORITY DISCOUNT NOTES--10.7%
 10,000                    5.245                         12/10/96                           9,987
 20,000                    5.227                         12/12/96                          19,968
 10,000                    5.242                         12/12/96                           9,984
 20,000                    5.229                         12/20/96                          19,945
 10,000                    5.268                         01/24/97                           9,922
 20,000                    5.279                         02/03/97                          19,814
                                                                                         --------
                                                                                           89,620
--------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES                                                           $817,190
--------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS--3.5%
U.S. TREASURY BILLS
$10,000                    5.134%                        02/06/97                         $ 9,911
 20,000                    5.458                         11/13/97                          19,003
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATION_______________________________________S$ 28,914
--------------------------------------------------------------------------------

OTHER--0.1%
 Dreyfus Treasury Prime Cash Management, Class A
    542                                                                                  $    542
--------------------------------------------------------------------------------------------------
TOTAL OTHER                                                                              $    542
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS--101.2%                                                                $846,646
--------------------------------------------------------------------------------------------------
Liabilities, less other assets--(1.2)%                                                    (10,297)
--------------------------------------------------------------------------------------------------
NET ASSETS--100.0%                                                                       $836,349
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
                              TAX-EXEMPT PORTFOLIO

MUNICIPAL INVESTMENTS--98.1%
ALABAMA--0.2%
 City of Greenville IDR VRDN, Series:
  1992,
  Allied Signal Project (Allied-
  Signal, Inc. Gtd.)
$ 1,350                  3.700%                            12/06/96                            $  1,350

ALASKA--2.0%
 Alaska Housing Finance Corp. VRDN,
  Series: 1994,
  Merrill P-Floats PT-37 (FNMA
  Securities Colld.)
  2,300                  3.550                             12/02/96                               2,300

 Valdez Marine Terminal Revenue VRDN,
  Series: 1994 B,
  ARCO Transportation Project
  (Atlantic Richfield Co. Gtd.)
 10,550                  3.700                             12/06/96                              10,550
                                                                                               --------
                                                                                                 12,850

ARIZONA--0.8%
 County of Maricopa PCR VRDN, Series:
  A, El Paso Electric Project (Westpac
  Banking Corp. LOC)
  5,000                  3.700                             12/06/96                               5,000

CALIFORNIA--6.8%
 California Statewide Community
  Development Authority TRAN, Series:
  A (California Statewide Communities
  Program Pool Residual Fund Insured)
  9,000                  4.750                             06/30/97                               9,038

 City of Los Angeles IDR VRDN, Series:
  BTP-129,
  (U.S. Government Securities Colld.)
  2,500                  3.250                             12/12/96                               2,500

 City of San Marcos Public Facilities
  Authority, Series: BTP-187, Civic
  Center Project (U.S. Government
  Securities Colld.)
  6,000                  3.750                             03/06/97                               6,000

 City of Santa Rosa High School
  District TRAN, Series: 1996-1997
  3,000                  4.500                             07/03/97                               3,008

 County of Irvine Ranch Water District
  VRDN, Series: 1993 B, Districts 2,
  102, 103, & 206 (Morgan Guaranty
  Trust Co. LOC)
  9,800                  3.950                             12/02/96                               9,800

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
 County of Los Angeles Convention &
  Exhibition Center VRDN, Series:
  1993, Merrill P-Floats Series: PA-88
  (MBIA Insured)
$ 2,000                  3.650%                            12/06/96                            $  2,000

 County of Orange VRDN, Irvine Coast
  Assessment District #88-1 (Societe
  Generale LOC)
  3,600                  4.050                             12/02/96                               3,600

 County of Sacramento Multifamily
  Housing Revenue VRDN, Series: 1985
  E, River Oaks Apartments (Dai-Ichi
  Kangyo Bank LOC)
  1,600                  3.550                             12/06/96                               1,600

 State of California RAN, Series: A
  6,000                  4.500                             06/30/97                               6,018
                                                                                               --------
                                                                                                 43,564

COLORADO--1.6%
 Broomfield IDR VRDN, Series: 1984,
  Buckeye Investment Project (Bank of
  America NT & SA LOC)
  1,500                  3.600                             12/06/96                               1,500

 City and County of Denver
  Transportation VRDN, Series: 1991 B
  (Sanwa Bank LOC)
  8,000                  3.700                             12/06/96                               8,000

 County of Pitkin IDA VRDN, Series:
  1994 B, Aspen Skiing Project (First
  Chicago NBD Bank LOC)
  1,000                  4.100                             12/02/96                               1,000
                                                                                               --------
                                                                                                 10,500

FLORIDA--5.2%
 County of Broward Housing Finance
  Authority Revenue VRDN Landings
  Inverrary Apartments (PNC Bank LOC)
  7,000                  3.650                             12/02/96                               7,000

 County of Dade School District GO
  VRDN, Series: 1994, BTP-66 (MBIA
  Insured)
  5,535                  3.750                             12/06/96                               5,535

 County of Orange Housing Finance
  Authority VRDN, Series: A (GNMA
  Securities Colld.)
  5,500                  3.750                             12/06/96                               5,500

 County of Palm Beach Housing Finance
  Authority Revenue VRDN, Series: 1988
  D, Cotton Bay (New England Mutual
  Gtd.)
  3,600                  3.500                             12/06/96                               3,600

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
                        TAX-EXEMPT PORTFOLIO--CONTINUED

FLORIDA--CONTINUED
 Florida State Board of Education
  Capital Outlay Board VRDN, Series:
  1990 B, BTP-52
$ 5,000                  3.750%                            12/06/96                            $  5,000

 Jacksonville Health Facilities
  Authority VRDN, Series: 1990,
  Baptist Health Project (Barnett
  Banks NA LOC)
  3,200                  4.100                             12/02/96                               3,200

 Orlando Utilities Commission VRDN,
  Series: 1993, ML SG, Series: 1995
  SG8 (Orlando Utilities Commission
  Water and Electric-Senior Lien)
  3,650                  3.600                             12/06/96                               3,650
                                                                                               --------
                                                                                                 33,485

GEORGIA--3.6%
 County of DeKalb Development
  Authority PCR VRDN, Series: 1987,
  General Motors Project (General
  Motors Corp. Gtd.)
  6,300                  3.650                             12/06/96                               6,300

 County of Elbvert Development
  Authority IDR VRDN, Series: 1992,
  Allied-Signal Project (FMC Corp.
  Gtd.)
  2,430                  3.700                             12/06/96                               2,430

 County of Fulton Development
  Authority IDR VRDN, General Motors
  Project (General Motors Corp. Gtd.)
  1,500                  3.650                             12/06/96                               1,500

 County of Fulton Resident Elderly
  Authority VRDN, St. Anne's Terrace
  Project (NationsBank Georgia LOC)
  2,600                  3.550                             12/06/96                               2,600

 County of Monroe Development
  Authority PCR VRDN, Series: 1995,
  Scherer Plant Project (Georgia Power
  Co. Gtd.)
  4,000                  4.100                             12/02/96                               4,000

 Metro Atlanta Rapid Transit Authority
  Revenue VRDN, Series: A, BTP-58
  (AMBAC Insured)
  5,965                  3.750                             12/06/96                               5,965
                                                                                               --------
                                                                                                 22,795

ILLINOIS--4.9%
 City of Naperville IDR VRDN, General
  Motors Project (General Motors Corp.
  Gtd.)
  1,480                  3.650                             12/06/96                               1,480

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
 Illinois HDA TOB, Series: 1987 B,
  Residential Mortgage Program
$ 4,645                  3.950                             02/01/97                             $ 4,645

 Illinois HDA TOB, Series: 1987 C,
  Residential Mortgage Program
 12,900                  3.950                             02/01/97                              12,900

 Illinois HDA TOB, Series: 1987 E,
  Residential Mortgage Program
  2,105                  3.950                             02/01/97                               2,105

 Illinois Health Facilities Authority
  VRDN, Series: E, Hospital Sisters
  Service Project (MBIA Insured)
    300                  3.550%                            12/06/96                                 300

 Illinois Health Facilities Authority
  VRDN, Series: 1995, Healthcor
  Project (Fuji Bank LOC)
  5,950                  4.050                             12/06/96                               5,950

 Regional Transportation Authority
  Revenue VRDN, Series: D (FGIC
  Insured)
  4,000                  3.650                             12/06/96                               4,000
                                                                                                -------
                                                                                                 31,380

KANSAS--2.7%
 City of LaCygne Environmental Revenue
  VRDN, Series: 1994 A, Kansas City
  Power & Light Project (Kansas City
  Power & Light Gtd.)
  6,940                  3.700                             12/06/96                               6,940

 City of Lawrence GO, Series: 1996 C
  9,820                  4.000                             10/01/97                               9,820

 City of Topeka Sewer System Revenue
  VRDN, Series: 1984 (MBIA Insured)
    500                  3.550                             12/01/96                                 500
                                                                                                -------
                                                                                                 17,260

KENTUCKY--0.3%
 City of Mayfield Lease Revenue VRDN,
  Series: 1996, Kentucky League of
  Cities Pooled Project (PNC Bank LOC)
  1,700                  3.700                             12/06/96                               1,700

LOUISIANA--1.4%
 Parish of Caddo IDR VRDN, General
  Motors Corp. Project (General Motors
  Corp. Gtd.)
  3,500                  3.650                             12/06/96                               3,500

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
 Parish of West Baton Rouge District
  #3 PCR CP, Dow Chemical Project (Dow
  Chemical Gtd.)
$ 1,700                  3.600%                            01/15/97                            $  1,700

 West Feliciana Parish PCR IDR VRDN,
  Series: 1986, Gulf States Utilities
  Project (Canadian Imperial Bank of
  Commerce LOC)
  3,300                  4.050                             12/02/96                               3,300

 West Feliciana Parish PCR VRDN,
  Series: 1985 D, Gulf States
  Utilities Project (Canadian Imperial
  Bank of Commerce LOC)
    700                  4.050                             12/02/96                                 700
                                                                                               --------
                                                                                                  9,200

MARYLAND--7.5%
 City of Baltimore IDA VRDN, Series:
  1986, Capital Acquisition Program
  (Dai-Ichi Kangyo Bank LOC)
  7,300                  3.700                             12/06/96                               7,300

 County of Anne Arundel PCR Bond,
  Baltimore Gas and Electric Project
  (Baltimore Gas & Electric Gtd.)
  2,685                  3.950                             07/01/97                               2,685

 County of Baltimore Consolidated CP,
  Series: 1995, Public Improvement BAN
  2,900                  3.750                             12/10/96                               2,900

 County of Montgomery CP BAN, Series:
  1995
  2,300                  3.600                             12/10/96                               2,300

 Maryland State Community Development
  Administration, Series: PT-12,
  Merrill P-Floats (Maryland Community
  Development Administration)
  7,720                  3.550                             12/02/96                               7,720

 Maryland State Economic Development
  Authority VRDN, Series: 1995
  (NationsBank NA LOC)
  2,400                  3.550                             12/06/96                               2,400

 Maryland State Health & Higher
  Education Facility Authority VRDN,
  Series: A, Helix Health, Inc.
  (NationsBank NA LOC)
 16,300                  3.550                             12/06/96                              16,300

 Maryland State Health & Higher
  Education Facility Authority VRDN,
  Series: D, Pooled Loan Program
  (NationsBank NA LOC)
  5,915                  3.550                             12/06/96                               5,915
                                                                                               --------
                                                                                                 47,520

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
MASSACHUSETTS--1.2%
 Massachusetts Housing Finance
  Authority TOB, Series: 6, Single
  Family Mortgage Program
  (Massachusetts Housing Finance
  Authority)
$ 1,895                  3.850%                            12/01/96                            $  1,895

 Massachusetts Municipal Electric Co.
  Revenue VRDN, Series: 1994 B, BTP-67
  (MBIA Insured)
  5,760                  3.750                             12/06/96                               5,760
                                                                                               --------
                                                                                                  7,655

MICHIGAN--2.5%
 City of Detroit School District,
  Series: 1996, State School Aid Notes
  (Detroit School District Gtd.)
  8,000                  4.500                             05/01/97                               8,018

 Michigan State Strategic Fund IDR
  VRDN, Allied-Signal Project (FMC
  Corp. Gtd.)
  6,700                  3.650                             12/06/96                               6,700

 Michigan State Strategic Fund PCR CP
  (Dow Chemical Gtd.)
  1,420                  3.750                             01/27/97                               1,420
                                                                                               --------
                                                                                                 16,138

MISSOURI--2.9%
 City of St. Louis TRAN, Series: 1996
  5,000                  4.750                             06/30/97                               5,021

 County of Callaway IDA Health System
  VRDN, Series: 1995 (NationsBank
  Tennessee LOC)
  4,800                  3.600                             12/06/96                               4,800

 County of St. Louis IDA VRDN,
  Friendship Village West Community
  Project (LaSalle National Bank LOC)
  4,370                  3.600                             12/06/96                               4,370

 Missouri Health & Education Facility
  Authority Revenue VRDN, Series: 1996
  A, Bethesda Barclay House Project
  (Mercantile Bank of St. Louis NA
  LOC)
  4,200                  4.250                             12/02/96                               4,200
                                                                                               --------
                                                                                                 18,391

MONTANA--1.5%
 City of Forsyth PCR VRDN, Series:
  1988 A, Pacificorp Project
  (Industrial Bank of Japan LOC)
  9,400                  4.400                             12/02/96                               9,400

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
                        TAX-EXEMPT PORTFOLIO--CONTINUED

NEVADA--0.2%
 Nevada Housing Division Housing
  Revenue Bonds Single Family Program
  Senior Bonds, A-1
$ 1,065                  3.700%                            04/01/97                            $  1,065

NEW YORK--8.4%

 City of New York GO RAN, Series: B
  (Bank of Nova Scotia LOC)
 10,000                  4.500                             06/30/97                              10,041

 City of New York GO VRDN, Subseries:
  1994 B-4 (Union Bank of Switzerland
  LOC)
  1,400                  4.250                             12/02/96                               1,400

 Marine Midland Premium Loan Trust
  VRDN, Series: 1991 (Hong Kong &
  Shanghai Banking Corp. LOC)
  1,200                  3.750                             12/06/96                               1,200

 Marine Midland Premium Loan Trust
  VRDN, Series: 1991 B (Hong Kong &
  Shanghai Banking Corp. LOC)
  1,492                  3.850                             12/06/96                               1,492

 New York State Environmental
  Facilities Corp. PCR VRDN, Eagle
  Trust Series: 943204 (FSAC Insured)
 19,300                  3.650                             12/06/96                              19,300

 New York State Medical Care Finance
  Agency Revenue Bond, Series: BTP-175
  (U.S. Government Securities Colld.)
 20,000                  3.850                             12/17/96                              20,000
                                                                                               --------
                                                                                                 53,433

NORTH CAROLINA--1.5%
 County of Buncombe PCR IDR VRDN,
  Series: 1996, Cooper Industries
  Project (Cooper Industries Gtd.)
  3,200                  3.750                             12/06/96                               3,200

 County of Wake Industrial Pollution
  Finance Authority PCR VRDN, Carolina
  Power & Light Project (Sumitomo Bank
  Ltd. LOC)
  1,400                  3.650                             12/06/96                               1,400

 North Carolina Medical Care
  Commission Hospital Revenue VRDN,
  Series: 1991 A, Pooled Financing
  Project (NationsBank NA LOC)
  4,700                  4.050                             12/02/96                               4,700
                                                                                               --------
                                                                                                  9,300

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
OHIO--4.3%
 County of Mahoning Care Facility IDR
  VRDN, Series: 1994, Assumption
  Nursing Home Project (PNC Bank LOC)
$ 1,400                  3.650%                            12/06/96                            $  1,400

 State of Ohio Air Quality Development
  Authority CP, Series: A, Pollution
  Control-Duquesne (Union Bank of
  Switzerland LOC)
  4,000                  3.950                             07/16/97                               4,000

 State of Ohio GO VRDN, Series: 1994,
  BTP-170
  5,875                  3.700                             12/06/96                               5,875

 State of Ohio Higher Education
  Capital Facilities VRDN, Series:
  1990 A, BTP-29 (MBIA Insured)
  3,000                  3.750                             12/06/96                               3,000

 State of Ohio Higher Education
  Capital Facilities VRDN, Series:
  1994 A, BTP-69 (AMBAC Insured)
  8,745                  3.750                             12/06/96                               8,745

 Red Roof Inns Mortgage Bond Trust
  VRDN (National City Bank LOC)
  4,529                  3.650                             12/15/96                               4,529
                                                                                               --------
                                                                                                 27,549

OKLAHOMA--3.4%
 State of Oklahoma Water Resources
  Board, Series: 1994 A, State Loan
  Program
 21,725                  3.750                             03/01/97                              21,725

OREGON--1.3%
 City of Medford Hospital Facilities
  Authority VRDN, Series: 1991, Rogue
  Valley Project (Banque Paribas LOC)
  8,400                  3.700                             12/06/96                               8,400

PENNSYLVANIA--11.3%
 City of Philadelphia Hospital &
  Higher Education Facilities
  Authority VRDN, Series: A,
  Children's Hospital Project

 4,500                  4.000                                 12/02/96                                 4,500

 City of Philadelphia IDR VRDN,
  Series: 1988, Franklin Institute
  Project (PNC Bank LOC)

 2,800                  3.650                                 12/06/96                                  2,800

 City of Philadelphia School District
  TRAN
17,000                  4.500                                 06/30/97                                 17,047

 City of Philadelphia TRAN, Series:
  1995-96 A
18,000                  4.500                                 06/30/97                                 18,055

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
 County of Schuylkill IDA IDR VRDN,
  Gilbert Power Project (Mellon Bank
  NA LOC)
$ 7,650                  3.550%                            12/06/96                            $  7,650

 County of Warren Hospital Revenue
  VRDN, Series: 1994 B (PNC Bank LOC)
  1,000                  3.650                             12/06/96                               1,000

 Delaware Valley Regional Finance
  Authority Pooled Revenue VRDN,
  Series: 1985 A (Midland Bank PLC
  LOC)
  5,000                  3.600                             12/06/96                               5,000

 Delaware Valley Regional Finance
  Authority Pooled Revenue VRDN,
  Series: 1985 C (Midland Bank PLC
  LOC)
  2,400                  3.600                             12/06/96                               2,400

 Delaware Valley Regional Finance
  Authority Pooled Revenue VRDN,
  Series: 1985 A-D (Midland Bank PLC
  LOC)
  9,500                  3.600                             12/06/96                               9,500

 Delaware Valley Regional Finance
  Authority Pooled Revenue VRDN,
  Series: 1985 D (Midland Bank PLC
  LOC)
  1,900                  3.600                             12/06/96                               1,900

 State of Pennsylvania Higher
  Education Facilities Authority VRDN,
  Series: 1996, Allegheny College
  Project (Mellon Bank NA LOC)
  2,000                  3.550                             12/06/96                               2,000
                                                                                               --------
                                                                                                 71,852

RHODE ISLAND--0.4%
 State of Rhode Island TAN, Series:
  1996 A
  2,500                  4.500                             06/30/97                               2,507

SOUTH CAROLINA--1.9%
 County of Lexington IDR VRDN, Series:
  1992, Allied-Signal Project (FMC
  Corp. Gtd.)
    700                  3.700                             12/06/96                                 700

 County of Lexington Pollution Control
  Finance Authority IDR VRDN, Series:
  1992 A, Allied-Signal Project (FMC
  Corp. Gtd.)
  1,880                  3.700                             12/06/96                               1,880

 South Carolina Public Service
  Authority Revenue VRDN, Series: 1995
  B ML SG, Series: SG-32 (FGIC
  Insured)
  9,855                  3.650                             12/06/96                               9,855
                                                                                               --------
                                                                                                 12,435

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
SOUTH DAKOTA--0.4%
 State of South Dakota HDA Homeowner
  Mortgage VRDN, Merrill P-Floats,
  Series: PT-73-A
$ 2,500                  3.700%                            12/06/96                            $  2,500

TENNESSEE--2.6%
 City of Clarksville Public Building
  Authority Revenue VRDN, Series:
  1995, Tennessee Muni Bond Fund
  (NationsBank of Florida LOC)
  1,600                  3.550                             12/06/96                               1,600

 City of Memphis GO VRDN, Series: 1996
  ML SG, Series: SGB-23
  5,000                  3.650                             12/06/96                               5,000

 County of Chattanooga-Hamilton
  Hospital Authority VRDN, Series:
  1987, Erlanger Medical Center
  Project
    800                  4.200                             12/02/96                                 800

 County of Hamilton IDA VRDN, Series:
  1995, Tennessee Aquarium Project
  (NationsBank Tennessee LOC)
  5,350                  3.550                             12/06/96                               5,350

 County of Shelby GO, Series: B, BTP-
  216
  4,000                  3.700                             11/06/97                               4,000
                                                                                               --------
                                                                                                 16,750

TEXAS--6.9%
 Brazos River Harbor Navigation
  District PCR CP, Series: 1987 B, Dow
  Chemical Project (Dow Chemical Gtd.)
  3,000                  3.750                             01/27/97                               3,000

 Brazos River Harbor Navigation
  District PCR CP, Series: 1990, Dow
  Chemical Project (Dow Chemical Gtd.)
  1,000                  3.750                             01/27/97                               1,000

 City of Austin School District
  Building VRDN, Series: 1996 ML SG,
  Series: SG-68 (Permanent School Fund
  of Texas Gtd.)
  7,300                  3.650                             12/06/96                               7,300

 City of Denton Independent School
  District GO, Series: B, (Permanent
  School Fund of Texas Gtd.)
 10,000                  3.980                             08/15/97                              10,000

 City of Houston Water & Sewer System
  CP, Series: A
  5,000                  3.650                             01/23/97                               5,000

 City of Mansfield Independent School
  District, Series: 1996 School
  Building (Permanent School Fund of
  Texas Gtd.)
  7,500                  4.140                             07/01/97                               7,500

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
                        TAX-EXEMPT PORTFOLIO--CONTINUED

TEXAS--CONTINUED
 County of Bexar Multifamily Housing
  Finance Authority VRDN, Series: 1988
  A, Creighton's Mill Development
  Project (New England Mutual Gtd.)
$ 2,600                  3.650%                            12/06/96                            $  2,600

 County of Harris Toll Road Unlimited
  Tax Revenue VRDN, Series: 1994 A,
  Citicorp Eagle Trust Series: 954302
  5,500                  3.700                             12/06/96                               5,500

 State of Texas Water Development
  Board Pooled VRDN, Series: 1992 A
  Revolving Fund (Junior Lien)
  2,100                  4.200                             12/02/96                               2,100
                                                                                               --------
                                                                                                 44,000

VIRGINIA--2.9%
 City of Norfolk GO VRDN, Eagle Trust,
  Series: 944601
  4,800                  3.700                             12/06/96                               4,800

 City of Richmond Redevelopment &
  Housing Authority VRDN, Series: 1995
  A, Old Manchester Project (Wachovia
  Bank of North Carolina NA LOC)
  2,000                  3.650                             12/06/96                               2,000

 City of Roanoke IDR VRDN, Series:
  1994, Cooper Industries Project
  (Cooper Industries Gtd.)
  2,000                  3.700                             12/06/96                               2,000

 State of Virginia GO VRDN, Series:
  1994, Citicorp Eagle Trust, Series:
  954601
  7,000                  3.700                             12/06/96                               7,000

 Town of Louisa IDA PCR CP, Series:
  1984 (Virginia Electric Power Gtd.)
  1,000                  3.550                             12/17/96                               1,000

 Town of Louisa PCR CP, Series: 1987
  (Virginia Electric Power Gtd.)
  1,800                  3.800                             01/15/97                               1,800
                                                                                               --------
                                                                                                 18,600

WASHINGTON--4.6%
 City of Kent Economic Development
  Corp. IDR VRDN, Associated Grocers
  Project (Seattle-First National Bank
  LOC)
  3,800                  4.272                             12/06/96                               3,800

 City of Seattle Metropolitan
  Municipality GO (U.S. Government
  Securities Colld.)
  1,000                  7.200                             01/01/97                               1,005

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
 Washington Public Power Supply System
  Revenue Bond,
  Series: 1996 A BTP-206 (AMBAC
  Insured)
$ 4,950                  4.000%                            08/21/97                            $  4,950
 Washington Public Power Supply System
  Revenue VRDN,
  ML SG, Series: SG-15 (MBIA Insured)
  6,595                  3.650                             12/06/96                               6,595

 Washington Public Power Supply System
  Revenue VRDN,
  Series: 1990 B BTP-85 (U.S.
  Government Securities Colld.)
  6,221                  3.750                             12/06/96                               6,221

 Washington State GO VRDN, Series:
  1993 B
  6,950                  3.650                             12/06/96                               6,950
                                                                                               --------
                                                                                                 29,521

WISCONSIN--0.8%
 Wisconsin Health & Education Revenue
  Bond, Series:
  1996 B, Riverview Hospital
  Association
  (Firstar Bank of Milwaukee NA LOC)
    500                  4.150                             12/02/96                                 500

 Wisconsin Housing & Economic
  Development Authority,
  Home Ownership Revenue Bond, Series:
  A
  4,875                  3.800                             03/01/97                               4,875
                                                                                               --------
                                                                                                  5,375

WYOMING--0.4%
 City of Green River PCR VRDN Allied
  Signal Project
  (FMC Corp. Gtd.)
  2,225                  3.700                             12/06/96                               2,225

OTHER MUNICIPAL INVESTMENTS--1.7%
 IBM Tax-Exempt Grantor Trust Asset-
  Back Lease VRDN, Series: IBM 1996 A,
  Certificate Merrill P-Floats (Credit
  Suisse Gtd.)
  9,050                  3.800                             12/06/96                               9,050

 Pooled Puttable Floating Option VRDN,
  Series: PPT2 (Alaska Housing Finance
  Corp. Insured)
  1,650                  4.100                             12/02/96                               1,650
                                                                                               --------
                                                                                                 10,700
-------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL INVESTMENTS                                                                    $626,125
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                       Interest                               Maturity
Shares                   Rate                                   Date                                 Value
----------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS--0.7%
 AIM Tax Free Money Market Fund
   105                    --                                     --                                   $    105

 Dreyfus Tax Exempt Cash Management
  Fund
   400                    --                                     --                                        400

 Federated Tax Free Trust Money Market
  Fund #15
 2,739                    --                                     --                                      2,739

 Federated Tax-Free Trust Money Market
  Fund #73
   819                    --                                     --                                        819

 Provident Municipal Fund
   353                    --                                     --                                        353
--------------------------------------------------------------------------------------------------------------
TOTAL OTHER                                                                                           $  4,416
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS--98.8%                                                                              $630,541
--------------------------------------------------------------------------------------------------------------
Other assets, less liabilities--1.2%                                                                     7,966
--------------------------------------------------------------------------------------------------------------
NET ASSETS--100.0%                                                                                    $638,507
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 1996
(All amounts in thousands, except net asset value per unit)

                                 Diversified              Government
                                   Assets     Government    Select   Tax-Exempt
                                  Portfolio   Portfolio   Portfolio  Portfolio
-------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
 amortized cost                  $2,609,388   $  877,374   $846,646   $630,541
Repurchase agreements, at cost      641,063      398,704        --         --
Cash                                      1            1         15        --
Receivables:
 Interest                            10,425        2,750      1,256      5,502
 Fund units sold                    111,755       32,941      5,246     17,303
 Investment securities sold             --           --         --       4,665
 Administrator                          --            23         28         33
Other assets                              2            1          1          1
-------------------------------------------------------------------------------
TOTAL ASSETS                      3,372,634    1,311,794    853,192    658,045
-------------------------------------------------------------------------------
LIABILITIES:
Payable for:
 Fund units redeemed                179,676       37,728     13,167     17,523
 Distributions to unitholders        12,481        5,147      3,488      1,768
Accrued expenses:
 Advisory fees                          605          253         68        134
 Administration fees                    163           93         76         67
 Custodian fees                          42           10          8          9
 Transfer agent fees                      5            3          2          3
Other liabilities                       133           45         34         34
-------------------------------------------------------------------------------
TOTAL LIABILITIES                   193,105       43,279     16,843     19,538
-------------------------------------------------------------------------------
NET ASSETS                       $3,179,529   $1,268,515   $836,349   $638,507
-------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Paid-in capital                  $3,181,103   $1,268,820   $836,425   $638,366
Accumulated net realized gain
 (loss) on
 investment transactions             (1,574)        (305)       (76)       141
-------------------------------------------------------------------------------
NET ASSETS                       $3,179,529   $1,268,515   $836,349   $638,507
-------------------------------------------------------------------------------
Total units outstanding (no par
 value),
 unlimited units authorized       3,181,103    1,268,820    836,425    638,366
-------------------------------------------------------------------------------
Net asset value, offering and
 redemption price per unit
 (net assets/units outstanding)       $1.00        $1.00      $1.00      $1.00
-------------------------------------------------------------------------------


See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 1996
(All amounts in thousands)

                                  Diversified            Government
                                    Assets    Government   Select   Tax-Exempt
                                   Portfolio  Portfolio  Portfolio  Portfolio
------------------------------------------------------------------------------
INTEREST INCOME                    $173,018    $56,872    $41,631    $27,703
------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees              7,832      2,618      1,930      1,885
Administration fees                   2,079      1,036        897        885
Custodian fees                          360        132         97        106
Transfer agent fees                      65         31         22         15
Registration fees                        47         29         26         32
Professional fees                       139         50         36         50
Trustee fees                             86         29         23         23
Other                                   102         45         36         28
------------------------------------------------------------------------------
TOTAL EXPENSES                       10,710      3,970      3,067      3,024
Less: Voluntary waivers of in-
 vestment advisory fees                 --         --      (1,158)       --
Less: Expenses reimbursable by
 Administrator                          --        (306)      (365)      (382)
------------------------------------------------------------------------------
Net expenses                         10,710      3,664      1,544      2,642
------------------------------------------------------------------------------
NET INVESTMENT INCOME               162,308     53,208     40,087     25,061
Net realized gains on investment
 transactions                           327        133         97        102
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RE-
 SULTING FROM OPERATIONS           $162,635    $53,341    $40,184    $25,163
------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended November 30,
(All amounts in thousands)

                      Diversified Assets              Government              Government Select            Tax-Exempt
                           Portfolio                   Portfolio                  Portfolio                 Portfolio
                   --------------------------  --------------------------  ------------------------  ------------------------
                       1996          1995          1996          1995         1996         1995         1996         1995
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DE-
 CREASE) IN NET
 ASSETS FROM:
OPERATIONS:
 Net investment
  income           $    162,308  $    159,519  $     53,208  $     42,613  $    40,087  $    32,259  $    25,061  $    24,498
 Net realized
  gains (losses)
  on investment
  transactions              327        (1,460)          133          (828)          97          (73)         102           48
------------------------------------------------------------------------------------------------------------------------------
Net increase in
 net assets re-
 sulting from
 operations             162,635       158,059        53,341        41,785       40,184       32,186       25,163       24,546
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS:
 Net investment
  income               (162,308)     (159,519)      (53,208)      (42,613)     (40,087)     (32,259)     (25,061)     (24,498)
------------------------------------------------------------------------------------------------------------------------------
Total distribu-
 tions to
 unitholders           (162,308)     (159,519)      (53,208)      (42,613)     (40,087)     (32,259)     (25,061)     (24,498)
------------------------------------------------------------------------------------------------------------------------------
UNIT TRANSACTIONS
 (AT $1.00 PER
 UNIT):
 Proceeds from
  the sale of
  units              42,285,142    43,084,716    12,329,359    10,203,042    4,712,236    3,588,011    5,526,968    5,729,794
 Reinvested dis-
  tributions                860            --            --            --          963           --          126           --
 Cost of units
  redeemed          (41,717,147)  (43,366,308)  (11,911,641)  (10,140,281)  (4,562,089)  (3,396,629)  (5,692,419)  (5,779,215)
------------------------------------------------------------------------------------------------------------------------------
Net increase (de-
 crease) in net
 assets resulting
 from unit trans-
 actions                568,855      (281,592)      417,718        62,761      151,110      191,382     (165,325)     (49,421)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL CONTRIBU-
 TIONS RECEIVED
 FROM NORTHERN
 TRUST CORPORA-
 TION                        --         1,519            --           915           --          115           --           --
------------------------------------------------------------------------------------------------------------------------------
Net increase (de-
 crease)                569,182      (281,533)      417,851        62,848      151,207      191,424     (165,223)     (49,373)
Net assets--be-
 ginning of year      2,610,347     2,891,880       850,664       787,816      685,142      493,718      803,730      853,103
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END
 OF YEAR           $  3,179,529  $  2,610,347  $  1,268,515  $    850,664  $   836,349  $   685,142  $   638,507  $   803,730
------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
Diversified Assets Portfolio

                                                1996        1995        1994        1993        1992        1991        1990
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF
YEAr                                           $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment
 income                                         0.05        0.06        0.04        0.03        0.04        0.06        0.08
-----------------------------------------------------------------------------------------------------------------------------
Total income from investment operations         0.05        0.06        0.04        0.03        0.04        0.06        0.08
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS
FROM:
 Net investment
 income                                        (0.05)      (0.06)      (0.04)      (0.03)      (0.04)      (0.06)      (0.08)
-----------------------------------------------------------------------------------------------------------------------------
Total distribu-
tions to
unitholders                                    (0.05)      (0.06)      (0.04)      (0.03)      (0.04)      (0.06)      (0.08)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
END OF YEAR                                    $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
-----------------------------------------------------------------------------------------------------------------------------
Total return
(a)(b)                                          5.30%       5.78%       3.92%       3.00%       3.80%       6.19%       8.01%
Ratio to average
net assets of :
 Expenses, net
 of waivers and
 reimbursements                                 0.34%       0.34%       0.35%       0.34%       0.34%       0.35%       0.35%
 Expenses, be-
 fore waivers
 and
 reimbursements                                 0.34%       0.34%       0.35%       0.36%       0.35%       0.36%       0.36%
 Net investment income, net of waivers
 and reimburse-
 ments                                          5.18%       5.63%       3.74%       3.00%       3.79%       6.18%       8.01%
 Net investment income, before waivers
 and reimburse-
 ments                                          5.18%       5.63%       3.74%       2.98%       3.78%       6.17%       8.00%
Net assets at end of year (in thousands)  $3,179,529  $2,610,347  $2,891,880  $3,200,288  $2,801,744  $2,784,485  $2,192,756
-----------------------------------------------------------------------------------------------------------------------------
                                                1989        1988        1987
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF
YEAr                                           $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment
 income                                         0.09        0.07        0.06
-----------------------------------------------------------------------------------------------------------------------------
Total income from investment operations         0.09        0.07        0.06
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS
FROM:
 Net investment
 income                                        (0.09)      (0.07)      (0.06)
-----------------------------------------------------------------------------------------------------------------------------
Total distribu-
tions to
unitholders                                    (0.09)      (0.07)      (0.06)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
END OF YEAR                                    $1.00       $1.00       $1.00
-----------------------------------------------------------------------------------------------------------------------------
Total return
(a)(b)                                          8.98%       7.15%       6.30%
Ratio to average
net assets of :
 Expenses, net
 of waivers and
 reimbursements                                 0.37%       0.39%       0.41%
 Expenses, be-
 fore waivers
 and
 reimbursements                                 0.37%       0.39%       0.41%
 Net investment income, net of waivers
 and reimburse-
 ments                                          8.98%       7.15%       6.30%
 Net investment income, before waivers
 and reimburse-
 ments                                          8.98%       7.15%       6.30%
Net assets at end of year (in thousands)  $1,871,713  $1,528,203  $1,533,941
-----------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(b) Total return for the year ended November 30, 1995 would have been 5.73% absent the effect of a capital contribution equivalent to $.0005 per share received from Northern Trust Corporation.

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
Government Portfolio

                              1996      1995      1994        1993        1992      1991      1990      1989      1988      1987
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BE-
GINNING OF YEAR              $1.00     $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income        0.05      0.06      0.04        0.03        0.04      0.06      0.08      0.09      0.07      0.06
---------------------------------------------------------------------------------------------------------------------------------
Total income from in-
vestment operations           0.05      0.06      0.04        0.03        0.04      0.06      0.08      0.09      0.07      0.06
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment income       (0.05)    (0.06)    (0.04)      (0.03)      (0.04)    (0.06)    (0.08)    (0.09)    (0.07)    (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to
unitholders                  (0.05)    (0.06)    (0.04)      (0.03)      (0.04)    (0.06)    (0.08)    (0.09)    (0.07)    (0.06)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
OF YEAR                      $1.00     $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return (a)(b)           5.20%     5.64%     3.78%       2.91%       3.91%     6.18%     7.89%     8.63%     6.83%     6.15%
Ratio to average net
assets of:
 Expenses, net of
 waivers and
 reimbursements               0.35%     0.35%     0.34%       0.34%       0.34%     0.35%     0.37%     0.50%     0.54%     0.44%
 Expenses, before
 waivers and
 reimbursements               0.38%     0.40%     0.41%       0.38%       0.40%     0.40%     0.46%     0.50%     0.55%     0.55%
 Net investment in-
 come, net of waivers
 and reimbursements           5.08%     5.49%     3.60%       2.92%       3.71%     6.03%     7.88%     8.63%     6.83%     6.15%
 Net investment in-
 come, before waivers
 and reimbursements           5.05%     5.44%     3.53%       2.88%       3.65%     5.98%     7.79%     8.63%     6.82%     6.04%
Net assets at end of
year (in thousands)     $1,268,515  $850,664  $787,816  $1,065,705  $1,163,905  $895,405  $971,720  $423,517  $335,301  $218,530
---------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(b) Total return for the year ended November 30, 1995 would have been 5.53% absent the effect of a capital contribution equivalent to $.0011 per share received from Northern Trust Corporation.

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
Government Select Portfolio

                             1996      1995      1994      1993      1992      1991     1990(a)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
NING OF PERIOD              $1.00     $1.00     $1.00     $1.00     $1.00     $1.00    $1.00
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.05      0.06      0.04      0.03      0.04      0.06     0.01
-----------------------------------------------------------------------------------------------
Total income from in-
vestment operations          0.05      0.06      0.04      0.03      0.04      0.06     0.01
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment income      (0.05)    (0.06)    (0.04)    (0.03)    (0.04)    (0.06)   (0.01)
-----------------------------------------------------------------------------------------------
Total distributions to
unitholders                 (0.05)    (0.06)    (0.04)    (0.03)    (0.04)    (0.06)   (0.01)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                        $1.00     $1.00     $1.00     $1.00     $1.00     $1.00    $1.00
-----------------------------------------------------------------------------------------------
Total return (b)(c)          5.31%     5.82%     3.84%     3.00%     3.71%     5.82%    0.50%
Ratio to average net
assets of (d):
 Expenses, net of waiv-
 ers and reimbursements      0.20%     0.20%     0.20%     0.20%     0.20%     0.20%    0.20%
 Expenses, before waiv-
 ers and reimbursements      0.40%     0.41%     0.43%     0.49%     0.52%     0.60%    1.33%
 Net investment income,
 net of waivers and re-
 imbursements                5.19%     5.67%     3.83%     2.99%     3.70%     5.78%    7.65%
 Net investment income,
 before waivers and re-
 imbursements                4.99%     5.46%     3.60%     2.70%     3.38%     5.38%    6.52%
Net assets at end of
year (in thousands)      $836,349  $685,142  $493,718  $386,507  $264,756  $160,750  $44,215
-----------------------------------------------------------------------------------------------

(a)  Commenced investment operations on November 7, 1990.
(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period.
(c) Total return for the year ended November 30, 1995 would have been 5.80% absent the effect of a capital contribution equivalent to $.0002 per share received from Northern Trust Corporation.
(d)  Annualized for periods less than a full year.

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
Tax-Exempt Portfolio

                             1996      1995      1994        1993        1992      1991      1990      1989      1988      1987
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
NING OF YEAR                $1.00     $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.03      0.04      0.02        0.02        0.03      0.05      0.06      0.06      0.05      0.04
--------------------------------------------------------------------------------------------------------------------------------
Total income from in-
vestment operations          0.03      0.04      0.02        0.02        0.03      0.05      0.06      0.06      0.05      0.04
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment income      (0.03)    (0.04)    (0.02)      (0.02)      (0.03)    (0.05)    (0.06)    (0.06)    (0.05)    (0.04)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions to
unitholders                 (0.03)    (0.04)    (0.02)      (0.02)      (0.03)    (0.05)    (0.06)    (0.06)    (0.05)    (0.04)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                        $1.00     $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------------------
Total return (a)             3.37%     3.71%     2.62%       2.27%       2.97%     4.57%     5.71%     6.04%     4.92%     4.00%
Ratio to average net
assets of :
 Expenses, net of
 waivers and
 reimbursements              0.35%     0.35%     0.35%       0.34%       0.34%     0.35%     0.36%     0.49%     0.48%     0.45%
 Expenses, before
 waivers and
 reimbursements              0.40%     0.41%     0.36%       0.38%       0.39%     0.40%     0.43%     0.49%     0.48%     0.46%
 Net investment income,
 net of waivers and re-
 imbursements                3.32%     3.63%     2.40%       2.27%       2.95%     4.57%     5.71%     6.03%     4.92%     4.00%
 Net investment income,
 before waivers and re-
 imbursements                3.27%     3.57%     2.39%       2.23%       2.90%     4.52%     5.64%     6.03%     4.92%     3.99%
Net assets at end of
year (in thousands)      $638,507  $803,730  $853,103  $1,191,932  $1,226,480  $872,405  $752,257  $545,215  $529,680  $410,772
--------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the end of the year.

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
November 30, 1996
1. ORGANIZATION
The Benchmark Funds (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end manage-ment investment company. The Trust includes sixteen portfolios, each with its own investment objective. The Northern Trust Company ("Northern") acts as the Trust's investment adviser, transfer agent, and custodian. Goldman, Sachs &
Co. ("Goldman Sachs") acts as the Trust's administrator and distributor. Pre-sented herein are the financial statements of the money market portfolios.
 The Trust includes four diversified money market portfolios: Diversified As-sets Portfolio, Government Portfolio, Government Select Portfolio and Tax-Ex-empt Portfolio (the "Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP re-quires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Ac-tual results could differ from those estimates. Certain amounts reported for periods prior to the year ended November 30, 1996 have been restated to con-form to the current financial statement presentation.

(a) Investment Valuation
Investments are valued at amortized cost, which approximates market value. Un-der the amortized cost method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

(b) Repurchase Agreements
During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern, as custodian for the Trust, at the Federal Reserve Bank of Chicago.
  Each Portfolio may enter into joint repurchase agreements with non-affili-ated counterparties through a master repurchase agreement with Northern. Northern administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Portfolios and does not collect any additional fees from the Portfolios. The Diversified Assets and Government Portfolios had entered into such joint repurchase agreements as of November 30, 1996, as reflected in the accompany-ing Statements of Investments.

(c) Interest Income
Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

(d) Federal Taxes
It is each portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its unitholders. Therefore, no provision is made for federal taxes.
 At November 30, 1996, the Trust's most recent tax year end, there were capi-tal loss carryforwards for U.S. federal tax purposes of approximately $1,574,000, $305,000 and $76,000 for the Diversified Assets, Government and Government Select Portfolios, respectively. These amounts are available to be carried forward to offset future capital gains to the extent permitted by ap-plicable laws or regulations. These capital loss carryforwards expire in 2002.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS--CONTINUED
November 30, 1996

(e) Expenses
Expenses arising in connection with a specific portfolio are allocated to that portfolio.
 Expenses incurred which do not specifically relate to an individual portfolio are allocated among the Portfolios based on each Portfolio's relative average net assets for the year.

(f) Distributions
Each Portfolio's net investment income is declared daily as a dividend to unitholders of record as of 3:00 p.m., Chicago time. Net realized short-term capital gains, if any in excess of net capital loss carryforwards, are de-clared and distributed at least annually.
 Distributions of net investment income with respect to a calendar month (in-cluding with respect to units redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by each Portfolio to Northern in cash or automatically reinvested in addi-tional units of the Portfolio. Northern has undertaken to credit or arrange for the crediting of such distributions to each unitholder's account with Northern, its affiliates or its correspondents.

3. ADVISORY, TRANSFER AGENCY, CUSTODIAN AND OTHER AGREEMENTS
As compensation for the services rendered as investment adviser, including the assumption by Northern of the expenses related thereto, Northern is entitled to a fee, computed daily and payable monthly, at an annual rate of .25% of each portfolio's average daily net assets.
 Until further notice, Northern has voluntarily agreed to waive .15% of its advisory fee for the Government Select Portfolio, reducing such fee to .10% per annum. The effect of this waiver by Northern for the year ended November 30, 1996 was to reduce advisory fees as shown on the accompanying Statements of Operations.
 As compensation for the services rendered as custodian and transfer agent, including the assumption by Northern of the expenses related thereto, Northern receives compensation based on a pre-determined schedule of charges approved by the Board.
 The Trust and Northern Trust Corporation (the "Corporation"), parent company of Northern, entered into an agreement (the "Put Agreement") dated May 19, 1994 which provided the Trust the right to require the Corporation to pur-chase, and the Corporation the right to require the Trust to sell, certain Federal Home Loan and Federal Farm Credit Banks securities held by the Diver-sified Assets, Government and Government Select Portfolios on or before June 19, 1995 (the "final purchase date"). Pursuant to the Put Agreement, the Cor-poration, on June 19, 1995, purchased these securities at amortized cost, which exceeded market value by approximately $1,519,000, $915,000 and $115,000 for the Diversified Assets, Government and Government Select Portfolios, re-spectively. The Portfolios recorded realized losses to the extent the purchase price exceeded market value of the securities. The Portfolios received capital contributions from the Corporation in connection with the Put Agreement, which served to offset such losses.

4. ADMINISTRATION AND DISTRIBUTION AGREEMENTS
As compensation for the services rendered as administrator, and the assumption by Goldman Sachs of expenses related thereto, Goldman Sachs is entitled to re-ceive from each Portfolio a fee, computed daily and payable monthly, at an an-nual rate of .25% of the first $100 million, .15% of the next $200 million,
 .075% of the next $450 million and .05% of any excess over $750 million of the average daily net assets of each Portfolio.
 Goldman Sachs has voluntarily agreed to waive a portion of its administration fees in the event that overall administration fees earned during the prior fiscal year exceeded certain specified levels. For the year ended November 30, 1996, there was no reduction in administration fees due to this waiver.
 Furthermore, Goldman Sachs has agreed to reimburse the portfolios for certain expenses in the event that such expenses, as defined, exceed, on an annualized basis,

--------------------------------------------------------------------------------
 .10% of each portfolio's average daily net assets. The expenses reimbursed dur-ing the year ended November 30, 1996, are shown on the accompanying Statements of Operations.
 Goldman Sachs receives no compensation under the Distribution Agreement.

5. BANK LOANS
The Trust maintains a $5,000,000 revolving bank credit line and a $15,000,000 conditional revolving credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at 1% above the Fed Funds rate and are se-cured by pledged securities equal to or exceeding 120% of the outstanding bal-ance.
 There were no borrowings under this agreement during the year ended November 30, 1996.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS


To the Unitholders and Trustees of
The Benchmark Funds
Money Market Portfolios

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Diversified Assets, Government, Government Select and Tax-Exempt Portfolios, comprising the Money Market Portfolios of The Benchmark Funds, as of November 30, 1996, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the investments owned at November 30, 1996 by physical examination of the securities held by the custodian and by correspondence with outside depositories and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Assets, Government, Government Select and Tax-Exempt Portfolios, comprising the Money Market Portfolios of The Benchmark Funds, at November 30, 1996, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
January 21, 1997

THE BENCHMARK FUNDS

Investment Adviser, Transfer Agent and Custodian

The Northern Trust Company
50 S. LaSalle Street
Chicago, IL 60675

Administrator and Distributor

Goldman, Sachs & Co.
4900 Sears Tower
Chicago, IL 60606

Trustees

William H. Springer, Chairman
Edward J. Condon, Jr.
John W. English
James J. Gavin, Jr.
Frederick T. Kelsey
Richard P. Strubel

Officers

Paul W. Klug, Jr., President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

Independent Auditors

Ernst & Young LLP
233 S. Wacker Dr.
Chicago, IL 60606

Legal Counsel

Drinker Biddle & Reath
1345 Chestnut Street
Philadelphia, PA 19107

 This Annual Report is
authorized for distribution to
prospective investors only
when preceded or accompanied
by a Prospectus which contains
facts concerning the
objectives and policies,
management expenses and other
information.


The
Benchmark
Funds

Money
Market
Portfolios



          Annual Report
          November 30, 1996

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE
THE BENCHMARK BOND PORTFOLIO

Yields on securities with two- to 30-year maturities remained relatively stable, moving only 0.20% to 0.30% higher from the beginning of the fiscal year to the end. Nevertheless, the interest rate environment during the fiscal year was volatile, as investors tried to anticipate Federal Reserve activity. Two-year securities traversed a 1.64% range, and the 30-year Treasury moved in a 1.24% range. The Fed, however, remained on hold after adjusting policy on January 31, 1996. In this uncertain interest rate environment, investors continued to reach for yield in their search for incremental return. As a result, the corporate and mortgage sectors outperformed Treasuries, with the best performance coming from lower-quality issues.
  Before fees, the portfolio provided a marginally higher return than its benchmark index. The portfolio's interest rate posture was neutral to its index, which neither added nor detracted from performance. The portfolio's outperformance was generated through overweightings in non-Treasury sectors and, in particular, through exposure to surplus notes and perpetual floating rate notes.
  Moving into 1997, we continue to hold a normal interest rate posture. The current inflation rate continues to make yields attractive from an historical real yield perspective, though the tight labor market gives us pause. If meaningful progress is made toward balancing the budget and entitlement reform, we may become more constructive on the market. While corporate spreads remain tight by historical standards, we continue to find opportunity to add value and remain overweighted in the corporate and mortgage sectors.

Mark Wirth, Portfolio Manager

   COMPARISON OF CHANGE IN VALUE OF
 $10,000 INVESTMENT IN BENCHMARK BOND
  PORTFOLIO VS. THE LEHMAN BROTHERS
   GOVERNMENT/CORPORATE BOND INDEX

                       [PERFORMANCE GRAPH APPEARS HERE]

           Bond Portfolio   Lehman Brothers Government/Corporate Bond Index
           --------------   -----------------------------------------------
1/11/93       $10,000                          $10,000
11/30/93      $11,060                          $11,052
11/30/94      $10,613                          $10,641
11/30/95      $12,900                          $12,587
11/30/96      $13,619                          $13,291

Past performance is not predictive of future performance.

                                                                        Lehman Brothers
   Average Annual Total Returns                                           Government/
        For Periods Ended                   Class A                        Corporate
        November 30, 1996:                   Units                        Bond Index
---------------------------------------------------------------------------------------
  One Year:                                  5.57%                           5.59%
---------------------------------------------------------------------------------------
  Since Commencement on 1/11/93:             8.26%                           7.58%
---------------------------------------------------------------------------------------

                       [PERFORMANCE GRAPH APPEARS HERE]

           Bond Portfolio   Lehman Brothers Government/Corporate Bond Index
           --------------   -----------------------------------------------
7/3/95        $10,000                          $10,000
11/30/95      $10,608                          $10,499
11/30/96      $11,174                          $11,086

Past performance is not predictive of future performance.

                                                                          Lehman Brothers
  Average Annual Total Returns                                              Government/
        For Periods Ended                   Class C                          Corporate
       November 30, 1996:                    Units                          Bond Index
-----------------------------------------------------------------------------------------
  One Year:                                  5.33%                             5.59%
-----------------------------------------------------------------------------------------
  Since Commencement on 7/3/95:              8.17%                             7.55%
-----------------------------------------------------------------------------------------

                       [PERFORMANCE GRAPH APPEARS HERE]

           Bond Portfolio   Lehman Brothers Government/Corporate Bond Index
           --------------   -----------------------------------------------
9/14/94       $10,000                          $10,000
11/30/94      $ 9,906                          $ 9,891
11/30/95      $11,992                          $11,700
11/30/96      $12,612                          $12,354

Past performance is not predictive of future performance.

                                                                        Lehman Brothers
   Average Annual Total Returns                                           Government/
        For Periods Ended                   Class D                        Corporate
        November 30, 1996:                   Units                        Bond Index
---------------------------------------------------------------------------------------
  One Year:                                  5.17%                           5.59%
---------------------------------------------------------------------------------------
  Since Commencement on 9/14/94:            11.05%                          10.02%
---------------------------------------------------------------------------------------

Units of The Benchmark Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by The Northern Trust Company, its parent company or its affiliates, and are not federally insured or guaranteed by the U.S. Government, Federal Deposit Insurance Corporation, Federal Reserve Board, or any other governmental agency. Investment in the portfolios involves investment risks, including possible loss of principal amount invested.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE
THE BENCHMARK INTERNATIONAL BOND PORTFOLIO

Total return performance of most non-U.S. bond markets was excellent for the fiscal year ended November 30, 1996. Economic growth in these countries turned out to be slower than expected and, as a result, monetary policy remained loose during the year. In addition inflation was cooperative as it actually declined in many markets.
  The portfolio significantly outperformed its benchmark during the period, due primarily to its 10% underweighting in the Japanese bond and currency markets. Of the non-U.S. bond markets, Japan performed the worst during the year, and the yen fell nearly 11% in value versus the U.S. dollar.
  Whenever the dollar increases in value versus other currencies, such as the yen, the portfolio's nominal return is likely to suffer. However, because the portfolio was significantly underweighted in Japan throughout the year, we were able to avoid some of the currency effects caused by the stronger dollar and weaker yen.
  In addition to underweighting the Japanese market, another strategy that contributed to the portfolio's relative performance was overweighting the Canadian and Australian markets, both of which performed exceptionally well compared to other countries.
  We recently reduced the portfolio's underweight in Japan and its overweight in U.S. dollars. Even though the yen may continue to fall further, going forward, we don't believe it's prudent to take as strong a stand as we did over the past 12 months. From an overall interest rate sensitivity standpoint, the portfolio is positioned near neutral versus its benchmark.

Mike Lannan, Portfolio Manager

                         COMPARISON OF CHANGE IN VALUE
  OF $10,000 INVESTMENT IN BENCHMARK INTERNATIONAL BOND PORTFOLIO VS. THE J.P.
                     MORGAN NON-U.S. GOVERNMENT BOND INDEX

                       [PERFORMANCE GRAPH APPEARS HERE]

        International Bond Portfolio  J.P. Morgan Non-U.S. Government Bond Index
        ----------------------------  ------------------------------------------
3/28/94          $10,000                              $10,000
11/30/94         $10,403                              $10,521
11/30/95         $12,296                              $12,589
11/30/96         $13,461                              $13,487

Past performance is not predictive of future performance.

                                                                                    J.P.
                                                                                   Morgan
   Average Annual Total Returns                                                   Non-U.S.
        For Periods Ended                      Class A                           Government
        November 30, 1996:                      Units                            Bond Index
  One Year:                                     9.47%                               7.13%
-------------------------------------------------------------------------------------------
  Since Commencement on 3/28/94:               11.72%                              11.80%

                       [PERFORMANCE GRAPH APPEARS HERE]

        Diversified Growth Portfolio  J.P. Morgan Non-U.S. Government Bond Index
        ----------------------------  ------------------------------------------
11/20/95         $10,000                              $10,000
11/30/95         $ 9,970                              $ 9,912
11/30/96         $10,871                              $10,619

Past performance is not predictive of future performance.

                                                                                   J.P.
                                                                                  Morgan
 Average Annual Total Returns                                                    Non-U.S.
       For Periods Ended                      Class D                           Government
      November 30, 1996:                       Units                            Bond Index
One Year:                                      9.04%                              7.13%
------------------------------------------------------------------------------------------
Since Commencement on 11/20/95:                8.45%                              6.02%

--------------------------------------------------------------------------------

THE BENCHMARK SHORT DURATION PORTFOLIO

The portfolio's composition did not change much during the fiscal year ended November 30, 1996. We continued to invest primarily in asset-backed and other floating-rate securities, two-year Treasuries and commercial notes. We tended to favor securities from the bank and finance sectors, as they offered the most attractive yields without sacrificing quality.
  Compared to the three-month LIBOR Index and the 90-day Treasury Bill Index, the portfolio performed relatively poorly from February through April. However, during the final three months of the fiscal year, the portfolio recovered nicely, with its yield surpassing both indices.
  The portfolio's duration was approximately 100 days at the beginning of the fiscal year, peaked at approximately 160 days in June and decreased to approximately 80 days by year end, reflecting the more defensive nature of the portfolio.
  With the economy continuing to show some strength, future Federal Reserve actions are uncertain. As such, we expect to maintain a more defensive position. We feel that the portfolio remains an attractive alternative to money market funds for those who want to keep their investments in a short-term strategy for more than three to six months.

Jerry Pearson, Portfolio Manager

  COMPARISON OF CHANGE IN VALUE OF
   $10,000 INVESTMENT IN BENCHMARK
SHORT DURATION PORTFOLIO, THE LEHMAN
   BROTHERS SHORT (1-3) INVESTMENT
  GRADE DEBT INDEX AND THE 3 MONTH
             LIBOR INDEX

                       [PERFORMANCE GRAPH APPEARS HERE]

           Short Duration       Lehman Brothers Short
             Portfolio      (1-3) Inv't. Grade Debt Index   3 Month LIBOR Index
           --------------   -----------------------------   -------------------
  6/2/93      $10,000                  $10,000                    $10,000
11/30/93      $10,173                  $10,294                    $10,157
11/30/94      $10,543                  $10,422                    $10,561
11/30/95      $11,191                  $11,608                    $11,193
11/30/96      $11,801                  $12,362                    $11,840

Past performance is not predictive of future performance.

 Average Annual Total Returns
       For Periods Ended               Class A                Lehman                3 Month
      November 30, 1996:                Units                Brothers                LIBOR
 One Year:                              5.45%                 6.49%                  5.60%
-------------------------------------------------------------------------------------------
 Since Commencement on 6/2/93:          4.84%                 6.24%                  4.94%

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE
THE BENCHMARK SHORT-INTERMEDIATE BOND PORTFOLIO

Yields on securities with two- to five-year maturities remained relatively stable, moving only 0.20% to 0.30% higher from the beginning of the fiscal year to the end. Nevertheless, the interest rate environment during the fiscal year was volatile, as investors tried to anticipate Federal Reserve activity. Two-year securities traversed a 1.64% range, while five-year securities moved in a 1.72% range. The Fed, however, remained on hold after adjusting policy on January 31, 1996. In this uncertain interest rate environment, investors continued to reach for yield in their search for incremental return. As a result, the corporate and mortgage sectors outperformed Treasuries, with the best performance coming from lower-quality issues.
  Before fees, the portfolio provided a marginally higher return than its benchmark index. The portfolio's interest rate posture was neutral to its index, which neither added nor detracted from performance. The portfolio's outperformance was generated through overweightings in non-Treasury sectors.
  Moving into 1997, we continue to hold a normal interest rate posture. The current inflation rate continues to make yields attractive from an historical real yield perspective, though the tight labor market gives us pause. If meaningful progress is made toward balancing the budget and entitlement reform, we may become more constructive on the market. While corporate spreads remain tight by historical standards, we continue to find opportunity to add value and remain overweighted in the corporate and mortgage sectors.


Mark Wirth, Portfolio Manager

   COMPARISON OF CHANGE IN VALUE OF
   $10,000 INVESTMENT IN BENCHMARK
SHORT-INTERMEDIATE BOND PORTFOLIO VS.
        THE MERRILL LYNCH 1-5
      CORPORATE/GOVERNMENT INDEX

                       [PERFORMANCE GRAPH APPEARS HERE]

              Short-Intermediate       Merrill Lynch 1-5
                Bond Portfolio     Corporate/Government Index
              ------------------   --------------------------
1/11/93            $10,000                 $10,000
11/30/93           $10,590                 $10,641
11/30/94           $10,679                 $10,596
11/30/95           $11,916                 $11,893
11/30/96           $12,592                 $12,582

Past performance is not predictive of future performance.

                                                                            Merrill Lynch
 Average Annual Total Returns                                               1-5 Corporate/
      For Periods Ended                     Class A                           Government
      November 30, 1996:                     Units                            Bond Index
One Year:                                    5.68%                              5.79%
------------------------------------------------------------------------------------------
Since Commencement on 1/11/93:               6.10%                              6.08%

                       [PERFORMANCE GRAPH APPEARS HERE]

              Short-Intermediate       Merrill Lynch 1-5
                Bond Portfolio     Corporate/Government Index
              ------------------   --------------------------
9/14/94            $10,000                 $10,000
11/30/94           $ 9,970                 $ 9,928
11/30/95           $11,076                 $11,143
11/30/96           $11,654                 $11,788

Past performance is not predictive of future performance.

                                                                            Merrill Lynch
 Average Annual Total Returns                                               1-5 Corporate/
      For Periods Ended                     Class D                           Government
      November 30, 1996:                     Units                            Bond Index
One Year:                                    5.22%                              5.79%
------------------------------------------------------------------------------------------
Since Commencement on 9/14/94:               7.16%                              7.72%

--------------------------------------------------------------------------------
THE BENCHMARK U.S. GOVERNMENT SECURITIES PORTFOLIO

A static snapshot of the fiscal year would show short-term government bond yields rising 0.25% higher during the year, on average. By most measures, this movement would be considered modest. Nevertheless, this seeming stability does not serve as an accurate portrayal of the volatility experienced. Two-year Treasury bonds, for example, traded in a 1.75% range--from 4.75% to 6.50%-- during the fiscal year. Investors moved the market in this sideways fashion based on ever-changing views of the future economic environment and its impact on future interest rates. In general, the Federal Reserve was quiet during the year, as it has not adjusted short-term rates since January 31, 1996.
  As we have maintained since April 1996 (when two-year Treasury rates moved above 6.00%), the current benign inflation outlook makes short-term interest rates attractive from a "real" return standpoint for long-term investors. Thus, the portfolio has been in a normal interest rate posture with respect to short-term government bonds throughout the year, and it has correspondingly earned market-type returns.
  With the portfolio limited to investing in U.S. Treasury, government agency and government agency mortgage-backed securities, we continually monitor the agency/Treasury relative value trade-off. While government agency securities do not typically compensate investors for the liquidity foregone relative to Treasuries, we have found opportunities in mortgage securities to add incremental yield with only a minimal level of call risk.

Steve Schafer, Portfolio Manager

  COMPARISON OF CHANGE IN VALUE OF
   $10,000 INVESTMENT IN BENCHMARK
U.S. GOVERNMENT SECURITIES PORTFOLIO
VS. THE MERRILL LYNCH 1-5 GOVERNMENT
                INDEX

                       [PERFORMANCE GRAPH APPEARS HERE]

             U.S. Government      Merrill Lynch 1-5
           Securities Portfolio   Government Index
           --------------------   ------------------
4/5/93           $10,000               $10,000
11/30/93         $10,300               $10,346
11/30/94         $10,241               $10,295
11/30/95         $11,386               $11,538
11/30/96         $11,972               $12,192

Past performance is not predictive of future performance.

 Average Annual Total Returns                                               Merrill Lynch
       For Periods Ended                    Class A                         1-5 Government
      November 30, 1996:                     Units                              Index
 One Year:                                   5.15%                              5.67%
------------------------------------------------------------------------------------------
 Since Commencement on 4/5/93:               5.04%                              5.57%

                       [PERFORMANCE GRAPH APPEARS HERE]

             U.S. Government      Merrill Lynch 1-5
           Securities Portfolio   Government Index
           --------------------   ------------------
12/29/95         $10,000               $10,000
11/30/96         $10,405               $10,476

Past performance is not predictive of future performance.

 Average Annual Total Returns**                                            Merrill Lynch
        For Period Ended                     Class C                       1-5 Government
       November 30, 1996:                     Units                            Index
 Since Commencement on 12/29/95:              4.05%                            4.76%

                       [PERFORMANCE GRAPH APPEARS HERE]

             U.S. Government      Merrill Lynch 1-5
           Securities Portfolio   Government Index
           --------------------   ------------------
9/15/94          $10,000               $10,000
11/30/94         $ 9,910               $ 9,913
11/30/95         $10,966               $11,110
11/30/96         $11,490               $11,740

Past performance is not predictive of future performance.

 Average Annual Total Returns                                               Merrill Lynch
      For Periods Ended                     Class D                         1-5 Government
      November 30, 1996:                     Units                              Index
One Year:                                    4.77%                              5.67%
------------------------------------------------------------------------------------------
Since Commencement on 9/15/94:               6.48%                              7.53%

**Average Annual Total Returns are not annualized for periods less than one year.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

THE BENCHMARK U.S. TREASURY INDEX PORTFOLIO

On average, Treasury yields remained relatively stable from the beginning of the fiscal year to the end. In between, however, there was significant short-term volatility, as the ever-changing views on where the economy was headed and what impact that would have on future interest rates caused yields to go up and down.
  Yields on two-year Treasury bonds, for example, moved in a 1.75% range, while yields on the 30-year Treasury bond moved in a 1.24% range during the year.
  As it is designed to do, the U.S. Treasury Index Portfolio performed in line with the Lehman Brothers U.S. Treasury Bond Index during the period from December 1, 1995, to November 30, 1996. We will continue to invest in securities represented by the Index in our effort to provide returns that closely approximate those of the Index.

Richard Steck, Portfolio Manager

                         COMPARISON OF CHANGE IN VALUE
OF $10,000 INVESTMENT IN BENCHMARK U.S. TREASURY INDEX PORTFOLIO VS. THE LEHMAN
                       BROTHERS U.S. TREASURY BOND INDEX

                       [PERFORMANCE GRAPH APPEARS HERE]

              U.S. Treasury    Lehman Brothers U.S.
             Index Portfolio   Treasury Bond Index
             ---------------   --------------------
1/11/93          $10,000            $10,000
11/30/93         $10,994            $11,019
11/30/94         $10,576            $10,625
11/30/95         $12,369            $12,473
11/30/96         $13,000            $13,127

Past preformance is not predictive of future performance.

 Average Annual Total Returns                                            Lehman Brothers
      For Periods Ended                    Class A                        U.S. Treasury
      November 30, 1996:                    Units                          Bond Index
One Year:                                   5.10%                             5.24%
----------------------------------------------------------------------------------------
Since Commencement on 1/11/93:              6.97%                             7.24%

                       [PERFORMANCE GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]

Past preformance is not predictive of future performance.

 Average Annual Total Returns                                             Lehman Brothers
       For Periods Ended                    Class D                        U.S. Treasury
      November 30, 1996:                     Units                          Bond Index
One Year:                                    4.72%                             5.24%
-----------------------------------------------------------------------------------------
Since Commencement on 11/16/94:             10.40%                            11.29%

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

           Description
----------------------------------------------
 Principal            Maturity
  Amount         Rate Date          Value
----------------------------------------------
                                BOND PORTFOLIO
 ASSET-BACKED SECURITIES--0.2%
 AUTOMOTIVE--0.2%
           General Motors
           Acceptance Corp.
           Class A, Series:
           1993-B
 $   827     4.000%   09/15/98   $    819
 HOME EQUITY LOANS--0.0%
           U.S. Home Equity
           Loan, Series: 1991-2
     116     8.500    04/15/21        117
----------------------------------------------
 TOTAL ASSET-BACKED SECURITIES
  (Cost $941)                    $    936
----------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--
  12.3%
           Countrywide Funding
           Corp.
           Class A4, Series:
           1993-1
 $13,567     5.321%   10/25/23   $ 12,244
           Delta Funding Corp.,
           Interest Only
           Stripped Security,
           Class A-4, Series:
           1991-1*
      --     --       01/01/06        202
           Donaldson, Lufkin &
           Jenrette, Inc.
           Mortgage Acceptance
           Corp.,
           Series 1994-Q8,
           Class 2A1
   5,752     7.250    05/25/24      5,752
           Donaldson, Lufkin &
           Jenrette, Inc.
           Mortgage Acceptance
           Corp.,
           Adjustable Rate,
           Interest Only
           Stripped Security,
           Series 1995-QE9*
      --     --       11/25/25      1,698
           GE Capital Mortgage
           Services Inc.
           Class A-23, Series:
           1994-10
  13,850     6.500    03/25/24     12,160
           PaineWebber Mortgage
           Acceptance Corp.
           Class A15, Series:
           1993-9
   7,919     7.000    10/25/23      7,848
           Prudential Home
           Mortgage Securities,
           Adjustable Rate,
           Interest Only
           Stripped Security
             Class A-17,
           Series: 1993-36*
      --     --       10/25/23      2,972
             Class A-18,
           Series: 1994-8*
      --     --       03/25/24      1,123

           Description
-------------------------------------------------------
 Principal          Maturity
  Amount      Rate  Date          Value
-------------------------------------------------------
           Residential
           Funding Mortgage
           Securities,
           Adjustable Rate,
           Interest Only
           Stripped Security
           Class A-14,
           Series: 1993-S22*
 $    --     --%    06/25/23   $  2,140
-------------------------------------------------------
 TOTAL COLLATERALIZED
  MORTGAGE OBLIGATIONS (Cost
  $46,317)                     $ 46,139
-------------------------------------------------------
 CORPORATE BONDS--10.9%
 BROKERAGE SERVICES--2.5%
           Salomon Brothers,
           Inc.
 $ 9,450     8.000% 03/28/97   $  9,515
 FINANCIAL--1.4%
           General Motors
           Acceptance Corp.
   4,285     8.875  06/01/00      5,119
 INSURANCE SERVICES--1.8%
           Lumberman's
           Mutual Casualty
           Co.
   6,000     9.150  07/01/26      6,717
 RETAIL--2.1%
           Penney (J.C.) &
           Co., Inc.
   7,700     6.900  08/15/03      7,939
 SANITARY SERVICES--3.1%
           WMX Technologies
  11,000     7.100  08/01/03     11,604
-------------------------------------------------------
 TOTAL CORPORATE BONDS (Cost
  $38,843)                     $ 40,894
-------------------------------------------------------
 U.S. GOVERNMENT AGENCIES--
  21.9%
 COLLATERALIZED MORTGAGE OBLIGA-
  TIONS--15.7%
 FEDERAL HOME LOAN MORTGAGE
  CORP. MULTICLASS
  INTEREST ONLY STRIPPED SE-
   CURITY*--0.0%
           Class 1392-S,
           Series: 1392
 $    --     --%    09/15/18   $     37
 FEDERAL HOME LOAN MORTGAGE
  CORP. MULTICLASS
  PRINCIPAL ONLY STRIPPED
   SECURITIES*--4.2%
           Class B, Series:
           G011
 $   912     --     04/25/23        632
           Class D, Series:
           1571
  13,511     --     08/15/23      8,525
           Class PD, Series:
           1750-C
  10,054     --     03/15/24      6,550
                               --------
                                 15,707

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
----------------------------------------
 Principal           Maturity
  Amount       Rate  Date          Value
----------------------------------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION
  REMIC TRUST--5.8%
           Class 3-D, Series:
           1990-3
 $   953      8.500% 07/25/18   $    966
           Class A, Series:
           1996-M4
   8,947      7.750  03/17/17      9,216
           Class G, Series:
           1992-73
   7,500      7.500  04/25/21      7,660
           Class SA, Series:
           1991-127
     660     12.661  09/25/98        671
           Class SB, Series:
           1994-59
   6,364      2.880  03/25/24      3,304
                                --------
                                  21,817
 FEDERAL NATIONAL MORTGAGE
  ASSOCIATION REMIC TRUST
  INTEREST ONLY STRIPPED SE-
  CURITY*--0.2%
           Class S, Series:
           G-12
      --     --      05/25/21        705
 FEDERAL NATIONAL MORTGAGE
  ASSOCIATION REMIC TRUST
  PRINCIPAL ONLY STRIPPED SE-
  CURITIES*--5.5%
           Class B, Series:
           1993-161
 $ 4,732     --      10/25/18      4,504
           Class D, Series:
           1993-132
   1,947     --      10/25/22      1,082
           Class EA, Series:
           1993-205
   3,150     --      09/25/23      2,165
           Class G, Series:
           1994-9
   1,999     --      11/25/23      1,870
           Class L, Series:
           1993-184
   7,585     --      09/25/23      4,982
           Class PR, Series:
           1996-14
   9,000     --      01/25/24      6,019
                                --------
                                  20,622
 MORTGAGE-BACKED SECURITIES--
  6.2%
 FEDERAL HOME LOAN MORTGAGE CORP.--
  0.0%
       1     6.500   06/01/04          1
 GOVERNMENT NATIONAL MORTGAGE ASSOCIA-
  TION--6.2%
   7,615     8.000   11/15/26      7,852
           Series: 2026
   8,802     8.000   08/15/26      9,072
   5,940     8.000   09/15/26      6,122
                                --------
                                  23,046
----------------------------------------
 TOTAL U.S. GOVERNMENT AGEN-
  CIES
  (Cost $76,677)                $ 81,935
----------------------------------------

           Description
-------------------------------------------
 Principal          Maturity
  Amount       Rate Date          Value
-------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--43.6%
 U.S. TREASURY NOTES--41.4%
 $12,310     6.750% 02/28/97   $ 12,352
  25,000     5.875  10/31/98     25,125
  13,600     6.750  05/31/99     13,942
  38,745     6.875  08/31/99     39,901
  14,000     7.750  01/31/00     14,807
   8,450     5.750  08/15/03      8,363
  37,000     7.500  02/15/05     40,486
                               --------
                                154,976
 U.S. TREASURY BOND--2.2%
   7,635     7.125  02/15/23      8,239
-------------------------------------------
 TOTAL U.S. GOVERNMENT OBLI-
  GATIONS
  (Cost $160,865)              $163,215
-------------------------------------------
 FLOATING RATE BANK NOTES--
  6.0%
           Lloyds Bank PLC
 $11,450     6.063% 12/13/96   $ 10,138
           National
           Westminster Bank
  13,800     5.625  02/28/97     12,101
-------------------------------------------
 TOTAL FLOATING RATE BANK
  NOTES
  (Cost $21,480)               $ 22,239
-------------------------------------------
 SHORT-TERM INVESTMENT--4.2%
           Berliner Handels und
           Frankfurter,
           Grand Cayman
 $15,853     5.688% 12/02/96   $ 15,853
-------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $15,853)               $ 15,853
-------------------------------------------
 TOTAL INVESTMENTS--99.1%
  (Cost $360,976)              $371,211
-------------------------------------------
 Other assets, less
  liabilities--0.9%               3,201
-------------------------------------------
 NET ASSETS--100.0%            $374,412
-------------------------------------------
-------------------------------------------

*At November 30, 1996, effective yields on these securities ranged from approximately 5.00% to 15.00%. Refer to notes to statements of investments for a discussion of stripped securities.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

                  Description
------------------------------------------------------
  Local Currency            Maturity
 Principal Amount      Rate Date         Value
------------------------------------------------------
                          INTERNATIONAL BOND PORTFOLIO
 DEBT OBLIGATIONS--93.8%
 AUSTRALIAN DOLLAR--4.3%
                  Commonwealth of
                  Australia
       1,580        10.000% 10/15/02   $ 1,471
 BELGIAN FRANC--1.9%
                  Kingdom of Belgium
      18,275         7.500  07/29/08       641
 BRITISH POUND STERLING--15.0%
                  Abbey National PLC
         825         6.000  08/10/99     1,352
                  Lloyds Bank PLC
         800         7.375  03/11/04     1,302
                  Treasury of United
                  Kingdom
       1,420         8.000  06/10/03     2,490
                                       -------
                                         5,144
 CANADIAN DOLLAR--8.4%
                  Dominion of Canada
       1,075         7.500  12/01/03       880
                  Province of Ontario
       1,050         7.250  09/27/05       826
                  Province of Quebec
       1,325        10.250  10/15/01     1,187
                                       -------
                                         2,893
 DANISH KRONE--5.5%
                  Kingdom of Denmark
      10,100         8.000  03/15/06     1,872
 FRENCH FRANC--8.9%
                  Electricite de
                  France
       6,200         8.600  04/09/04     1,416
                  Republic of France
       3,000         8.500  03/12/97       582
       4,600         8.250  02/27/04     1,041
                                       -------
                                         3,039
 GERMAN MARK--13.6%
                  Federal Republic of
                  Germany
       1,795         6.250  01/04/24     1,117
                  LKB Global Bond
       1,500         6.000  05/10/99     1,023

                  Description
----------------------------------------------
  Local Currency            Maturity
 Principal Amount      Rate Date         Value
----------------------------------------------
                  Republic of Austria
     1,670           8.000% 01/30/02   $ 1,230
                  Republic of Finland
     1,920           5.500  02/09/01     1,289
                                       -------
                                         4,659
 ITALIAN LIRA--8.2%
                  Republic of Italy
 4,000,000           8.500  04/01/04     2,808
 JAPANESE YEN--13.5%
                  Asian Development
                  Bank
    90,000           5.000  02/05/03       926
                  European Bank for
                  Reconstruction and
                  Development
    95,000           5.875  11/26/99       953
                  International Bank
                  for
                  Reconstruction and
                  Development
   100,000           4.500  03/20/03     1,010
                  Japan Development
                  Bank
   160,000           6.500  09/20/01     1,721
                                       -------
                                         4,610
 NETHERLANDS GUILDER--3.3%
                  Kingdom of the
                  Netherlands
     1,675           8.500  03/15/01     1,118
 SPANISH PESETA--4.1%
                  Kingdom of Spain
    35,000          11.450  08/30/98       294
   120,000          11.300  01/15/02     1,120
                                       -------
                                         1,414
 SWEDISH KRONA--3.8%
                  Kingdom of Sweden
     7,400          10.250  05/05/03     1,317
 UNITED STATES DOLLAR--3.3%
                  U.S. Treasury Note
     1,000           7.875  11/15/04     1,117
----------------------------------------------
 TOTAL DEBT OBLIGATIONS
  (Cost $29,495)                       $32,103
----------------------------------------------


See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                  Description
-----------------------------------------------------------
  Local Currency         Maturity
 Principal Amount   Rate Date         Value
-----------------------------------------------------------
                    INTERNATIONAL BOND PORTFOLIO--CONTINUED
 SHORT-TERM INVESTMENT--2.6%
 UNITED STATES DOLLAR
                  Berliner Handels und
                  Frankfurter,
                  Grand Cayman
 $   895          5.688% 12/02/96   $   895
-----------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost
  $895)                             $   895
-----------------------------------------------------------
 TOTAL INVESTMENTS--96.4%
  (Cost $30,390)                    $32,998
-----------------------------------------------------------
 Other assets, less liabilities--
  3.6%                                1,237
-----------------------------------------------------------
 NET ASSETS--100.0%                 $34,235
-----------------------------------------------------------
-----------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

           Description
------------------------------------------------------
 Principal          Maturity
  Amount       Rate Date         Value
------------------------------------------------------
       SHORT DURATION PORTFOLIO
 ASSET-BACKED SECURITY--5.6%
           Household Consumer
           Loan Trust
           Series: 96-2A
 $ 2,324     5.545% 08/15/06   $ 2,324
------------------------------------------------------
 TOTAL ASSET-BACKED SECURITY
  (Cost $2,324)                $ 2,324
------------------------------------------------------
 FLOATING RATE NOTES--15.5%
           Beneficial Corp.
 $ 2,500     5.570% 11/04/99   $ 2,489
           Household Finance
           Co.
   2,500     5.681  11/01/01     2,495
           USL Capital Corp.
           Series D
   1,500     5.705  04/19/99     1,497
------------------------------------------------------
 TOTAL FLOATING RATE NOTES
  (Cost $6,499)                $ 6,481
------------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--6.0%
 U.S. Treasury Note
 $ 2,500     5.733% 11/15/99   $ 2,512
------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATION
  (Cost $2,511)                $ 2,512
------------------------------------------------------
 COMMERCIAL PAPER--35.6%
 ASSET-BACKED SECURITIES--13.5%
           Ascot Capital
           Corp.
 $ 1,000     5.391% 02/10/97   $   989
           Cooperative
           Association of
           Tractor Dealers
    500      5.376  12/10/96       499
           Corporate
           Receivables Corp.
    400      5.317  12/09/96       399
           Gotham Funding
           Corp.
   1,000     5.444  02/05/97       990
           Old Line Funding
    785      5.373  12/12/96       784
           Strategic Asset
           Funding Corp.
   1,000     5.476  01/31/97       991
           Wood Street
           Funding Corp.
   1,000     5.371  12/10/96       999
                               -------
                                 5,651
 COMMUNICATIONS--2.3%
           NYNEX Corp.
   1,000     5.375  12/16/96       998

           Description
--------------------------------------------------
 Principal          Maturity
  Amount       Rate Date         Value
--------------------------------------------------
 FOOD AND KINDRED PRODUCTS--
  4.8%
           Coca-Cola
           Enterprises Inc.
 $ 1,000     5.466% 12/05/96   $   999
           Thames Asset
           Global
           Securitization No.
           1, Inc.
   1,000     5.427  02/18/97       988
                               -------
                                 1,987
 HOLDING AND OTHER INVESTMENT
  OFFICES--4.2%
           CSW Credit, Inc.
    900      5.309  12/04/96       899
    400      5.314  12/10/96       399
           Enterprise Funding
           Corp.
    466      5.354  12/13/96       465
                               -------
                                 1,763
 INSURANCE CARRIERS--4.8%
           John Hancock
           Capital Corp.
   2,000     5.291  12/10/96     1,997
 MISCELLANEOUS RETAIL--1.0%
           Mont Blanc Capital
     423     5.366  12/04/96       423
 NONDEPOSITORY BUSINESS
  CREDIT INSTITUTIONS--2.6%
           PHH Corp.
   1,000     5.327  12/16/96       999
           Transamerica Corp.
     100     5.261  12/05/96       100
                               -------
                                 1,099
 TRANSPORTATION--2.4%
           General Motors
           Acceptance Corp.
   1,000     5.747  03/11/97       984
--------------------------------------------------
 TOTAL COMMERCIAL PAPER
  (Cost $14,902)               $14,902
--------------------------------------------------
 SHORT-TERM INVESTMENTS--15.6%
           Federal Home Loan
           Mortgage
           Association
 $ 4,525     5.703% 12/02/96   $ 4,524
           Norinchukin Bank
   1,000     5.340  12/06/96     1,000
           Swiss Bank
   1,000     5.520  12/18/96     1,000
--------------------------------------------------
 TOTAL SHORT-TERM INVESTMENTS
  (Cost $6,524)                $ 6,524
--------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
--------------------------------------------------------------------
 Principal                         Maturity
  Amount     Rate                  Date                       Value
--------------------------------------------------------------------
 REPURCHASE AGREEMENTS--23.9%
           Bear Stearns & Co., Inc., Dated 11/29/96,
           Repurchase Price $10,005
           (U.S. Government Securities Colld.)
 $10,000     5.680%                12/02/96                 $10,000
           Donaldson Lufkin & Jenrette Securities, Inc.,
           Dated 11/29/96, Repurchase Price $3
           (U.S. Government Securities Colld.)
       3     5.920%                12/02/96                       3
--------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $10,003)                                            $10,003
--------------------------------------------------------------------
 TOTAL INVESTMENTS--102.2%
  (Cost $42,763)                                            $42,746
--------------------------------------------------------------------
 Liabilities, less other assets--(2.2)%                        (933)
--------------------------------------------------------------------
 NET ASSETS--100.0%                                         $41,813
--------------------------------------------------------------------
--------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

           Description
--------------------------------------------------------
 Principal          Maturity
  Amount       Rate Date         Value
--------------------------------------------------------
                       SHORT-INTERMEDIATE BOND PORTFOLIO
ASSET-BACKED SECURITIES--8.2%
AUTOMOTIVE--8.2%
           Olympic Automobile
           Receivables Trust
 $4,000      5.950% 11/15/99    $4,017
  2,627      7.875  07/15/01     2,693
           Olympic Automobile
           Receivables Trust,
           Interest Only
           Stripped Security*
     --      --     01/15/99     1,703
           Premier Auto Trust
  2,222      4.750  02/02/00     2,209
           Western Financial
           Automobile Loan
           Trust
    507      4.700  01/01/98       507
  1,505      7.100  01/01/00     1,526
--------------------------------------------------------
 TOTAL ASSET-BACKED SECURI-
  TIES
  (Cost $12,880)               $12,655
--------------------------------------------------------
 COLLATERALIZED MORTGAGE
  OBLIGATION--1.6%
           Donaldson, Lufkin
           & Jenrette, Inc.
           Mortgage
           Acceptance Corp.,
           Series 1994-Q8,
           Class 2A1
 $2,473      7.250% 05/25/24   $ 2,473
--------------------------------------------------------
 TOTAL COLLATERALIZED MORT-
  GAGE
  OBLIGATION (Cost $2,429)     $ 2,473
--------------------------------------------------------
 CORPORATE OBLIGATIONS--9.7%
 BROKERAGE SERVICES--7.4%
           Donaldson Lufkin &
           Jenrette, Inc.
           Medium Term Note
 $6,500      5.625% 02/15/16   $ 6,353
           Salomon Brothers,
           Inc. Medium Term
           Notes
  3,000      5.500  01/31/98     2,987
  2,000      5.700  02/11/98     1,995
                               -------
                                11,335
 FINANCIAL--2.3%
           Greyhound
           Financial Corp.
  3,590      8.250  03/11/97     3,613
--------------------------------------------------------
 TOTAL CORPORATE OBLIGATIONS
  (Cost $15,075)               $14,948
--------------------------------------------------------

           Description
---------------------------------------
 Principal          Maturity
  Amount       Rate Date          Value
---------------------------------------
 U.S. GOVERNMENT AGENCIES--
  9.2%
 COLLATERALIZED MORTGAGE OBLIGATIONS
 FEDERAL HOME LOAN MORTGAGE
  ASSOCIATION
  REMIC TRUST PRINCIPAL ON-
  LY*--3.3%
           Class
           BA, Series: 1571
 $  5,472    --  %  04/15/19   $  5,098
 FEDERAL NATIONAL MORTGAGE
  ASSOCIATION
  REMIC TRUST--4.0%
           Class
           A, Series: 1996-M4
    5,965    7.750  03/17/17      6,144
 FEDERAL NATIONAL MORTGAGE
  ASSOCIATION
  REMIC TRUST PRINCIPAL ON-
  LY*--1.9%
           Class B, Series:
           1993-161
    1,183    --     10/25/18      1,126
           Class G, Series:
           1994-9
    1,999    --     11/25/23      1,870
                               --------
                                  2,996
---------------------------------------
 TOTAL U.S. GOVERNMENT AGEN-
  CIES
  (Cost $12,738)               $ 14,238
---------------------------------------
 U.S. GOVERNMENT OBLIGA-
  TIONS--67.1%
 U.S. TREASURY NOTES--67.1%
 $  5,000    5.375% 11/30/97   $  4,996
    7,000    5.625  01/31/98      7,010
   12,000    5.125  03/31/98     11,942
    8,000    5.375  05/31/98      7,983
    2,000    5.125  11/30/98      1,982
   26,600    6.750  05/31/99     27,269
   13,675    6.875  08/31/99     14,083
   18,000    7.750  01/31/00     19,038
    4,000    5.500  12/31/00      3,958
    4,890    6.625  06/30/01      5,046
---------------------------------------
 TOTAL U.S. GOVERNMENT OBLI-
  GATIONS
  (Cost $102,332)              $103,307
---------------------------------------
 SHORT-TERM INVESTMENT--2.3%
           Berliner Handels
           und Frankfurter,
           Grand Cayman
 $  3,537    5.688% 12/02/96   $  3,537
---------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $3,537)                $  3,537
---------------------------------------
 TOTAL INVESTMENTS--98.1%
  (Cost $148,991)              $151,158
---------------------------------------
 Other assets, less other
  liabilities--1.9%               2,860
---------------------------------------
 NET ASSETS--100.0%            $154,018
---------------------------------------
---------------------------------------

*At November 30, 1996, the effective yields on these securities ranged from approximately 5.00% to 7.00%. Refer to notes to statements of investments for a discussion of stripped securities.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
----------------------------------------------
 Principal          Maturity
  Amount     Rate   Date         Value
----------------------------------------------
 U.S. GOVERNMENT SECURITIES PORTFOLIO
U.S. GOVERNMENT AGENCIES--25.0%
COLLATERALIZED MORTGAGE OBLIGATIONS--15.0%
FEDERAL HOME LOAN MORTGAGE CORPORATION--0.8%
           Class F, Series:
           1520
 $   750     5.650% 09/15/04   $   745
FEDERAL NATIONAL MORTGAGE ASSOCIATION--14.2%
           Class A, Series:
           1996-M4
   3,977     7.750  03/17/17     4,096
           Class E, Series:
           1992-200
   1,000     6.250  06/25/17     1,000
           Class EZ, Series:
           1993-133
   3,626     5.850  02/25/17     3,574
           Class PD, Series:
           1993-085
   4,700     5.500  07/25/03     4,678
           Class 14-F,
           Series: 1988-14
     297     9.200  12/25/17       308
                               -------
                                13,656
MORTGAGE-BACKED SECURITIES--7.9%
FEDERAL HOME LOAN MORTGAGE CORPORATION--0.6%
     594     7.599  11/01/24       605

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--7.3%
   6,632     8.000  08/15/26     6,835
     179     8.000  11/15/26       184
                               -------
                                 7,019

AGENCY OBLIGATIONS--2.1%
FEDERAL HOME LOAN MORTGAGE CORPORATION--0.5%
     500     7.130  06/30/05       505
TENNESSEE VALLEY AUTHORITY NOTE--1.6%
   1,500     6.235  07/15/45     1,524
                               -------
                                 2,029
----------------------------------------------
 TOTAL U.S. GOVERNMENT AGEN-
 CIES
  (Cost $23,881)               $24,054
----------------------------------------------

                   Description
------------------------------------------------------
     Principal                      Maturity
      Amount         Rate           Date         Value
------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--72.3%
U.S. TREASURY NOTES
 $15,000             6.750%         02/28/97   $15,051
  18,000             5.500          11/15/98    17,966
   7,500             6.750          05/31/99     7,689
  15,000             7.750          01/31/00    15,865
  12,000             6.125          07/31/00    12,141
     715             6.625          06/30/01       738
------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $69,274)                               $69,450
------------------------------------------------------
 SHORT TERM INVESTMENT--1.3%
                   Federal Home Loan Bank
                   Discount Note
 $ 1,225             5.700%         12/02/96   $ 1,225
------------------------------------------------------
 TOTAL SHORT TERM INVESTMENT
  (Cost $1,225)                                $ 1,225
------------------------------------------------------
 TOTAL INVESTMENTS--98.6%
  (Cost $94,380)                               $94,729
------------------------------------------------------

Other assets, less liabilities--1.4%                                     1,382
------------------------------------------------------------------------------
NET ASSETS--100.0%                                                     $96,111
------------------------------------------------------------------------------
------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

           Description
------------------------------------
 Principal        Maturity
  Amount   Rate   Date         Value
------------------------------------
     U.S. TREASURY INDEX PORTFOLIO
 U.S. GOVERNMENT OBLIGA-
  TIONS--97.4%
 U.S. TREASURY NOTES--63.7%
 $1,500    5.500% 07/31/97   $ 1,502
  1,115    9.250  08/15/98     1,181
  6,100    5.000  01/31/99     6,024
  1,400    5.500  02/28/99     1,396
  2,350    7.875  11/15/99     2,487
  2,900    6.375  01/15/00     2,954
  1,700    6.250  02/15/03     1,730
                             -------
                              17,274
 U.S. TREASURY BONDS--32.0%
    435    13.875 05/15/11       673
    660    14.000 11/15/11     1,040
    490    13.250 05/15/14       781
  1,000     7.250 05/15/16     1,089
    900     8.125 05/15/21     1,078
  1,100     6.250 08/15/23     1,067
  2,800     6.875 08/15/25     2,954
                             -------
                               8,682
 U.S. TREASURY INTEREST ONLY
  STRIPPED SECURITY*--1.7%
    475    --     08/15/97       458
------------------------------------
 TOTAL U.S. GOVERNMENT OB-
  LIGATIONS
  (Cost $25,857)             $26,414
------------------------------------

           Description
------------------------------------
 Principal        Maturity
  Amount   Rate   Date         Value
------------------------------------
 SHORT TERM INVESTMENT--1.1%
           Federal Home
           Loan Bank
           Discount Note
 $  310    5.700% 12/02/96   $   310
------------------------------------
 TOTAL SHORT TERM INVEST-
  MENT
  (Cost $310)                $   310
------------------------------------
 TOTAL INVESTMENTS--98.5%
  (Cost $26,167)             $26,724
------------------------------------
 Other assets, less liabil-
  ities--1.5%                    397
------------------------------------
 NET ASSETS--100.0%          $27,121
------------------------------------
------------------------------------

*The effective yield on this Interest Only Stripped Security was 5.44% at November 30, 1996. Refer to notes to statements of investments for a discussion of stripped securities.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
NOTES TO STATEMENTS OF INVESTMENTS
November 30, 1996
--The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

--Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes or, for floating rate securities, the current reset rate.

--Stripped securities represent the right to receive either future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only stripped securities and the value of principal only stripped securities varies inversely with changes in interest rates.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 1996
(All amounts in thousands, except net asset value per unit)

                                                                Short-       U.S.      U.S.
                                     International   Short   Intermediate Government Treasury
                            Bond         Bond      Duration      Bond     Securities   Index
                          Portfolio    Portfolio   Portfolio  Portfolio   Portfolio  Portfolio
----------------------------------------------------------------------------------------------
ASSETS:
Investments in securi-
ties, at cost             $360,976      $30,390     $32,760    $148,991    $94,380    $26,167
Repurchase agreements,
at cost                         --           --      10,003          --         --         --
----------------------------------------------------------------------------------------------
Investments in securi-
ties, at value            $371,211      $32,998     $32,743    $151,158    $94,729    $26,724
Repurchase agreements,
at value                        --           --      10,003          --         --         --
Cash                           196          141          --       1,301          7          6
Receivables:
 Interest                    5,134        1,078          74       1,589      1,387        381
 Foreign tax reclaims           --           17          --          --         --         --
 Fund units sold                 3           --          --          36         --         --
 Administrator                  11            5          14           8          6          6
Deferred organization
costs, net                      15           37          29          15         18         15
Other assets                    --            2           2          --         --         --
----------------------------------------------------------------------------------------------
TOTAL ASSETS               376,570       34,278      42,865     154,107     96,147     27,132
----------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
 Fund units redeemed         2,027           --       1,000          30         --         --
 Distributions to
 unitholders                    --           --          25          --         --         --
Accrued expenses:
 Advisory fees                  76           20           7          32         20          3
 Administration fees            30            3          11          13          8          2
 Custodian fees                  4            5           4           2          2          2
 Transfer agent fees             4           --          --           1          1         --
Other liabilities               17           15           5          11          5          4
----------------------------------------------------------------------------------------------
TOTAL LIABILITIES            2,158           43       1,052          89         36         11
----------------------------------------------------------------------------------------------
NET ASSETS                $374,412      $34,235     $41,813    $154,018    $96,111    $27,121
----------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Paid-in capital           $366,616      $31,072     $42,377    $151,156    $95,994    $27,538
Accumulated undistrib-
 uted net investment in-
 come                           --           31          35          45         75         25
Accumulated net realized
 gain (loss) on
 investments                (2,439)         529        (582)        650       (307)      (999)
Net unrealized apprecia-
tion (depreciation) on
investments                 10,235        2,608         (17)      2,167        349        557
Net unrealized loss on
 translation of other
 assets and liabilities
 denominated in foreign
 currencies                     --           (5)         --          --         --         --
----------------------------------------------------------------------------------------------
NET ASSETS                $374,412      $34,235     $41,813    $154,018    $96,111    $27,121
----------------------------------------------------------------------------------------------
Total units outstanding
(no par value), unlim-
ited units authorized
 Class A                    17,661        1,543       4,187       7,423      4,602      1,276
 Class C                       353           --          --          --        176         --
 Class D                        11            2          --          17         11         41
----------------------------------------------------------------------------------------------
Net asset value, offer-
ing and redemption price
per unit
 Class A                  $  20.77      $ 22.16     $  9.99    $  20.70    $ 20.07    $ 20.60
 Class C                  $  20.78           --          --          --    $ 20.06         --
 Class D                  $  20.76      $ 22.14          --    $  20.66    $ 20.03    $ 20.57
----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 1996
(All amounts in thousands)

                                                               Short-       U.S.      U.S.
                                    International   Short   Intermediate Government Treasury
                            Bond        Bond      Duration      Bond     Securities   Index
                          Portfolio   Portfolio   Portfolio  Portfolio   Portfolio  Portfolio
---------------------------------------------------------------------------------------------
INTEREST INCOME:           $22,432     $2,199(a)   $2,692     $10,435      $4,897    $1,082
---------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees     1,993        288         194       1,011         527        70
Administration fees            575         80         121         353         220        44
Custodian fees                  46         67          32          28          20        20
Transfer agent fees             38          3          --          17          12         2
Registration fees               33         42           8          25          22        20
Professional fees               19          5           6          11           4         4
Trustee fees                    12          2           2           7           2         2
Amortization of deferred
 organization costs, net        14         17          20          14          13        13
Unitholder Servicing
 Fees                            7         --          --          --           5         1
Other                           19          2          12          12           8         8
---------------------------------------------------------------------------------------------
TOTAL EXPENSES               2,756        506         395       1,478         833       184
Less voluntary waivers
 of:
 Investment advisory
  fees                      (1,163)       (64)       (121)       (590)       (307)      (44)
 Administration fees          (243)       (48)        --         (184)       (132)      (26)
Less: Expenses reimburs-
 able by Administrator        (143)       (87)       (153)        (97)        (69)      (67)
---------------------------------------------------------------------------------------------
Net expenses                 1,207        307         121         607         325        47
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME       21,225      1,892       2,571       9,828       4,572     1,035
Net realized gains
 (losses) on:
 Investment transactions     2,094      1,011          29         392         (58)       91
 Foreign currency trans-
  actions                      --         (35)        --          --          --        --
Net change in unrealized
 appreciation
 (depreciation) on in-
 vestments                  (3,905)        20         --       (1,308)       (201)     (239)
Net change in unrealized
 gains on translation of
 other assets and lia-
 bilities denominated in
 foreign currencies            --           6         --          --          --        --
---------------------------------------------------------------------------------------------
NET INCREASE IN NET AS-
 SETS RESULTING FROM
 OPERATIONS                $19,414     $2,894      $2,600     $ 8,912      $4,313    $  887
---------------------------------------------------------------------------------------------

(a) Net of $49 in non-reclaimable foreign withholding taxes.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended November 30, 1996 and 1995
(All amounts in thousands)

                                                 Bond           International
                                               Portfolio       Bond Portfolio
                                           ------------------  ----------------
                                             1996      1995     1996     1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income                     $ 21,225  $ 15,744  $ 1,892  $ 1,898
 Net realized gains (losses) on invest-
  ments and foreign currency transactions     2,094     1,622      976      731
 Net change in unrealized appreciation
  (depreciation) on investments              (3,905)   34,676       20    2,711
 Net change in unrealized gains (losses)
  on translations of other assets and li-
  abilities denominated in foreign cur-
  rencies                                        --        --        6      (11)
--------------------------------------------------------------------------------
Net increase in net assets resulting from
 operations                                  19,414    52,042    2,894    5,329
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A UNITHOLDERS
 FROM:
 Net investment income                      (20,213)  (15,211)  (2,300)  (2,605)
 Return of capital                             (556)     (347)      --       --
--------------------------------------------------------------------------------
Total distributions to Class A
 unitholders                                (20,769)  (15,558)  (2,300)  (2,605)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C UNITHOLDERS
 FROM:
 Net investment income                         (264)      (82)      --       --
 Return of capital                               (7)       (2)      --       --
--------------------------------------------------------------------------------
Total distributions to Class C
 unitholders                                   (271)      (84)      --       --
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D UNITHOLDERS
 FROM:
 Net investment income                           (8)       (4)      (1)      --
 Return of capital                               (1)       --       --       --
--------------------------------------------------------------------------------
Total distributions to Class D
 unitholders                                     (9)       (4)      (1)      --
--------------------------------------------------------------------------------
CLASS A UNIT TRANSACTIONS:
 Proceeds from the sale of units            143,593    65,433    5,918    6,142
 Reinvested distributions                    18,565    13,688    1,747    2,073
 Cost of units redeemed                     (79,885)  (86,462)  (6,747)  (5,213)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets re-
 sulting from Class A unit transactions      82,273    (7,341)     918    3,002
--------------------------------------------------------------------------------
CLASS C UNIT TRANSACTIONS:
 Proceeds from the sale of units              4,311     4,059       --       --
 Reinvested distributions                       271        84       --       --
 Cost of units redeemed                      (1,032)     (574)      --       --
--------------------------------------------------------------------------------
Net increase in net assets resulting from
 Class C unit transactions                    3,550     3,569       --       --
--------------------------------------------------------------------------------
CLASS D UNIT TRANSACTIONS:
 Proceeds from the sale of units                127       100       41        9
 Reinvested distributions                         9         4        1       --
 Cost of units redeemed                         (37)       (9)      --       --
--------------------------------------------------------------------------------
Net increase in net assets resulting from
 Class D unit transactions                       99        95       42        9
--------------------------------------------------------------------------------
Net increase (decrease)                      84,287    32,719    1,553    5,735
Net assets--beginning of year               290,125   257,406   32,682   26,947
--------------------------------------------------------------------------------
NET ASSETS--END OF YEAR                    $374,412  $290,125  $34,235  $32,682
--------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME:       $     --  $     --  $    31  $    36
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                        Short-
Short Duration       Intermediate         U.S. Government       U.S. Treasury
   Portfolio        Bond Portfolio     Securities Portfolio    Index Portfolio
-----------------  ------------------  ----------------------  ----------------
 1996      1995      1996      1995       1996        1995      1996     1995
--------------------------------------------------------------------------------
$ 2,571   $ 4,196  $  9,828  $  6,272  $    4,572  $    1,688  $ 1,035  $ 1,675
     29       (41)      392       735         (58)         60       91      823
     --       161    (1,308)    6,055        (201)      1,548     (239)   3,234
     --        --        --        --          --          --       --       --
--------------------------------------------------------------------------------
  2,600     4,316     8,912    13,062       4,313       3,296      887    5,732
--------------------------------------------------------------------------------
 (2,571)   (4,196)   (9,596)   (6,177)     (4,393)     (1,644)  (1,005)  (1,700)
     --        --        --        --          --          --       --       --
--------------------------------------------------------------------------------
 (2,571)   (4,196)   (9,596)   (6,177)     (4,393)     (1,644)  (1,005)  (1,700)
--------------------------------------------------------------------------------
     --        --        --        --        (159)         --       --       --
     --        --        --        --          --          --       --       --
--------------------------------------------------------------------------------
     --        --        --        --        (159)         --       --       --
--------------------------------------------------------------------------------
     --        --        (3)       (1)         (9)         (2)     (26)      (4)
     --        --        --        --          --          --       --       --
--------------------------------------------------------------------------------
     --        --        (3)       (1)         (9)         (2)     (26)      (4)
--------------------------------------------------------------------------------
 64,087    48,728    69,730    84,233     104,606      58,790   13,176   14,609
  2,425     3,722     8,697     5,697       4,198       1,508      746    1,392
(70,201)  (96,900)  (82,742)  (34,345)    (72,555)    (30,910)  (5,169) (39,656)
--------------------------------------------------------------------------------
 (3,689)  (44,450)   (4,315)   55,585      36,249      29,388    8,753  (23,655)
--------------------------------------------------------------------------------
     --        --        --        --       4,695          --       --       --
     --        --        --        --         159          --       --       --
     --        --        --        --      (1,298)         --       --       --
--------------------------------------------------------------------------------
     --        --        --        --       3,556          --       --       --
--------------------------------------------------------------------------------
     --        --       328        12         210          55      592      281
     --        --         3        --           8           2       26        4
     --        --        (2)       --         (60)         (5)     (66)      (3)
--------------------------------------------------------------------------------
     --        --       329        12         158          52      552      282
--------------------------------------------------------------------------------
 (3,660)  (44,330)   (4,673)   62,481      39,715      31,090    9,161  (19,345)
 45,473    89,803   158,691    96,210      56,396      25,306   17,960   37,305
--------------------------------------------------------------------------------
$41,813   $45,473  $154,018  $158,691  $   96,111  $   56,396  $27,121  $17,960
--------------------------------------------------------------------------------
$    35   $    35  $     45  $    206  $       75  $       75  $    25  $    21
--------------------------------------------------------------------------------

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,

                                                         Bond Portfolio
                          ------------------------------------------------------------------------------------
                                        Class A                        Class C              Class D
                          ---------------------------------------  ---------------- --------------------------
                            1996      1995      1994     1993 (a)   1996   1995 (b)  1996     1995    1994 (c)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD           $  20.96  $  18.29  $  20.70   $  20.00  $20.96   $20.21  $ 20.94  $ 18.29   $18.74
Income (loss) from in-
 vestment operations:
 Net investment income        1.29      1.17      1.42       1.42    1.25     0.47     1.22     1.08     0.28
 Net realized and
  unrealized gain (loss)
  on investments             (0.19)     2.66     (2.21)      0.66   (0.18)    0.74    (0.18)    2.66    (0.45)
---------------------------------------------------------------------------------------------------------------
Total income (loss) from
 investment
 operations                   1.10      3.83     (0.79)      2.08    1.07     1.21     1.04     3.74    (0.17)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income       (1.26)    (1.14)    (1.46)     (1.38)  (1.22)   (0.45)   (1.19)   (1.09)   (0.28)
 Net realized gain on
  investments                   --        --     (0.15)        --      --       --       --       --       --
 Return of capital            (.03)    (0.02)    (0.01)        --    (.03)   (0.01)    (.03)      --       --
---------------------------------------------------------------------------------------------------------------
Total distributions to
 unitholders                 (1.29)    (1.16)    (1.62)     (1.38)  (1.25)   (0.46)   (1.22)   (1.09)   (0.28)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)      (0.19)     2.67     (2.41)      0.70   (0.18)    0.75    (0.18)    2.65    (0.45)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $  20.77  $  20.96  $  18.29   $  20.70  $20.78   $20.96  $ 20.76  $ 20.94   $18.29
---------------------------------------------------------------------------------------------------------------
Total return (d)              5.57%    21.55%    (4.04)%    10.60%   5.33%    6.08%    5.17%   21.06%   (0.94)%
Ratio to average net as-
 sets of (e):
 Expenses, net of waiv-
  ers and
  reimbursements              0.36%     0.36%     0.36%      0.36%   0.60%    0.60%    0.75%    0.75%    0.75%
 Expenses, before waiv-
  ers and
  reimbursements              0.84%     0.84%     0.87%      0.92%   1.08%    1.08%    1.23%    1.23%    1.26%
 Net investment income,
  net of waivers and re-
  imbursements                6.39%     5.94%     7.31%      7.84%   6.09%    5.59%    5.99%    5.48%    6.31%
 Net investment income,
  before waivers and re-
  imbursements                5.91%     5.46%     6.80%      7.28%   5.61%    5.11%    5.51%    5.00%    5.80%
Portfolio turnover rate     101.38%    74.19%   103.09%     89.06% 101.38%   74.19%  101.38%   74.19%  103.09%
Net assets at end of pe-
 riod (in
 thousands)               $366,850  $286,301  $257,391   $245,112  $7,342   $3,704  $   220  $   120   $   15
---------------------------------------------------------------------------------------------------------------

(a) Commenced investment operations on January 11, 1993.
(b) Class C units were issued on July 3, 1995.
(c) Class D units were issued on September 14, 1994.
(d) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                International Bond Portfolio                 Short Duration Portfolio
                          --------------------------------------------  -------------------------------------
                                  Class A                 Class D                    Class A
                          --------------------------  ----------------  -------------------------------------
                           1996     1995    1994 (a)   1996   1995 (b)   1996      1995      1994    1993 (c)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD           $ 21.74  $ 19.93  $ 20.00   $21.74   $22.17   $  9.99  $   9.97  $  10.03  $  10.00
Income (loss) from
 investment operations:
 Net investment income       1.54     1.26     0.79     1.37     0.02      0.53      0.59      0.40      0.14
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions               0.43     2.28     0.01     0.51    (0.08)       --      0.01     (0.05)     0.03
--------------------------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       1.97     3.54     0.80     1.88    (0.06)     0.53      0.60      0.35      0.17
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income
  (d)                       (1.55)   (1.73)   (0.87)   (1.48)   (0.37)    (0.53)    (0.58)    (0.40)    (0.14)
 Net realized gain on
  investments
  transactions                 --       --       --       --       --        --        --     (0.01)       --
--------------------------------------------------------------------------------------------------------------
Total distributions to
 unitholders                (1.55)   (1.73)   (0.87)   (1.48)   (0.37)    (0.53)    (0.58)    (0.41)    (0.14)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease)      0.42     1.81    (0.07)    0.40    (0.43)       --      0.02     (0.06)     0.03
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $ 22.16  $ 21.74  $ 19.93   $22.14   $21.74   $  9.99  $   9.99  $   9.97  $  10.03
--------------------------------------------------------------------------------------------------------------
Total return (e)             9.47%   18.20%    4.03%    9.04%   (0.30)%    5.45%     6.14%     3.64%     1.73%
Ratio to average net as-
 sets of (f):
 Expenses, net of
  waivers and
  reimbursements             0.96%    0.96%    0.96%    1.35%    1.35%     0.25%     0.25%     0.25%     0.32%
 Expenses, before
  waivers and
  reimbursements             1.58%    1.47%    1.49%    1.97%    1.86%     0.81%     0.80%     0.77%     0.50%
 Net investment income,
  net of waivers and
  reimbursements             5.91%    5.92%    5.93%    5.67%    3.26%     5.30%     5.80%     3.93%     3.00%
 Net investment income,
  before waivers and re-
  imbursements               5.29%    5.41%    5.40%    5.05%    2.75%     4.74%     5.25%     3.41%     2.82%
Portfolio turnover rate     33.89%   54.46%   88.65%   33.89%   54.46%   828.58% 1,272.21% 1,364.00%   434.32%
Net assets at end of
 period (in thousands)    $34,183  $32,673  $26,947   $   52   $    9   $41,813  $ 45,473  $ 89,803  $186,765
--------------------------------------------------------------------------------------------------------------

(a) Commenced investment operations on March 28, 1994.
(b) Class D units were issued on November 20, 1995.
(c) Commenced investment operations on June 2, 1993.
(d) For the International Bond Portfolio, distributions to unitholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for Federal income tax purposes.
(e) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(f) Annualized for periods less than a full year.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,

                                      Short-Intermediate Bond Portfolio
                          ---------------------------------------------------------------
                                       Class A                          Class D
                          -------------------------------------  ------------------------
                            1996      1995     1994    1993 (a)   1996    1995   1994 (b)
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD           $  20.73  $  19.53  $ 20.33  $  20.00  $20.71  $19.53   $19.82
Income (loss) from in-
 vestment operations:
 Net investment income        1.14      1.02     0.97      0.85    1.07    0.94     0.23
 Net realized and
  unrealized gain (loss)
  on investments             (0.01)     1.19    (0.80)     0.31   (0.02)   1.18    (0.29)
------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations        1.13      2.21     0.17      1.16    1.05    2.12    (0.06)
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income       (1.16)    (1.01)   (0.97)    (0.83)  (1.10)  (0.94)   (0.23)
------------------------------------------------------------------------------------------
Total distributions to
 unitholders                 (1.16)    (1.01)   (0.97)    (0.83)  (1.10)  (0.94)   (0.23)
------------------------------------------------------------------------------------------
Net increase (decrease)      (0.03)     1.20    (0.80)     0.33   (0.05)   1.18    (0.29)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $  20.70  $  20.73  $ 19.53  $  20.33  $20.66  $20.71   $19.53
------------------------------------------------------------------------------------------
Total return (c)              5.68%    11.58%    0.84%     5.90%   5.22%  11.09%   (0.30)%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements      0.36%     0.36%    0.36%     0.36%   0.75%   0.75%    0.75%
 Expenses, before waiv-
  ers and reimbursements      0.88%     0.91%    0.95%     1.00%   1.27%   1.30%    1.34%
 Net investment income,
  net of waivers and re-
  imbursements                5.83%     5.14%    4.84%     4.79%   4.96%   4.85%    4.42%
 Net investment income,
  before waivers and re-
  imbursements                5.31%     4.59%    4.25%     4.15%   4.44%   4.30%    3.83%
Portfolio turnover rate      47.68%    54.68%   48.67%    19.48%  47.68%  54.68%   48.67%
Net assets at end of pe-
 riod (in thousands)      $153,675  $158,678  $96,209  $107,550  $  343  $   13   $    1
------------------------------------------------------------------------------------------

(a) Commenced investment operations on January 11, 1993.
(b) Class D units were issued on September 14, 1994.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                         U.S. Government Securities Portfolio
                          -------------------------------------------------------------------------
                                      Class A                  Class C           Class D
                          -----------------------------------  --------  --------------------------
                           1996     1995     1994    1993 (a)  1996 (b)   1996     1995    1994 (c)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD           $ 20.08  $ 19.05  $ 20.07  $ 20.00   $ 20.13   $ 20.04  $ 19.05   $19.43
Income (loss) from in-
 vestment operations:
 Net investment income       1.02     1.05     0.91     0.55      0.91      0.96     0.96     0.22
 Net realized and
  unrealized gain (loss)
  on investments            (0.01)    1.02    (1.02)    0.05     (0.12)    (0.03)    1.00    (0.38)
----------------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       1.01     2.07    (0.11)    0.60      0.79      0.93     1.96    (0.16)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income      (1.02)   (1.04)   (0.91)   (0.53)    (0.86)    (0.94)   (0.97)   (0.22)
----------------------------------------------------------------------------------------------------
Total distributions to
 unitholders                (1.02)   (1.04)   (0.91)   (0.53)    (0.86)    (0.94)   (0.97)   (0.22)
----------------------------------------------------------------------------------------------------
Net increase (decrease)     (0.01)    1.03    (1.02)    0.07     (0.07)    (0.01)    0.99    (0.38)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $ 20.07  $ 20.08  $ 19.05  $ 20.07   $ 20.06   $ 20.03  $ 20.04   $19.05
----------------------------------------------------------------------------------------------------
Total return (d)             5.15%   11.18%  (0.57)%    3.00%     4.05%     4.77%   10.66%   (0.90)%
Ratio to average net as-
 sets of (e):
 Expenses, net of waiv-
  ers and reimbursements     0.36%    0.36%    0.36%    0.43%     0.60%     0.75%    0.75%    0.75%
 Expenses, before waiv-
  ers and reimbursements     0.94%    1.09%    1.12%    1.18%     1.18%     1.33%    1.48%    1.51%
 Net investment income,
  net of waivers and
  reimbursements             5.22%    5.43%    4.62%    4.18%     4.97%     4.83%    5.08%    4.65%
 Net investment income,
  before waivers and
  reimbursements             4.64%    4.70%    3.86%    3.43%     4.39%     4.25%    4.35%    3.89%
Portfolio turnover rate    119.75%  141.14%   45.55%   20.59%   119.75%   119.75%  141.14%   45.55%
Net assets at end of pe-
 riod (in thousands)      $92,351  $56,329  $25,293  $32,479   $ 3,535   $   225  $    67   $   13
----------------------------------------------------------------------------------------------------

(a) Commenced investment operations on April 5, 1993.
(b) Class C units were issued on December 29, 1995.
(c) Class D units were issued on September 15, 1994.
(d) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.


See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,

                                      U.S. Treasury Index Portfolio
                          ------------------------------------------------------------
                                      Class A                         Class D
                          -----------------------------------  -----------------------
                           1996     1995     1994     1993(a)   1996    1995   1994(b)
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD           $ 20.78  $ 18.77  $ 21.05   $ 20.00  $20.75  $18.77  $18.80
Income (loss) from in-
 vestment operations:
 Net investment income       1.19     1.11     1.15      0.95    1.17    1.00    0.09
 Net realized and
  unrealized gain (loss)
  on investments            (0.18)    2.01    (1.93)     1.02   (0.24)   2.03   (0.03)
--------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       1.01     3.12    (0.78)     1.97    0.93    3.03    0.06
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income      (1.19)   (1.11)   (1.14)    (0.92)  (1.11)  (1.05)  (0.09)
 Net realized gain on
  investments                  --       --    (0.36)       --      --      --      --
--------------------------------------------------------------------------------------
Total distributions to
 unitholders                (1.19)   (1.11)   (1.50)    (0.92)  (1.11)  (1.05)  (0.09)
--------------------------------------------------------------------------------------
Net increase (decrease)     (0.18)    2.01    (2.28)     1.05   (0.18)   1.98   (0.03)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $ 20.60  $ 20.78  $ 18.77   $ 21.05  $20.57  $20.75  $18.77
--------------------------------------------------------------------------------------
Total return (c)             5.10%   16.95%   (3.80)%    9.94%   4.72%  16.43%   0.37%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements     0.26%    0.26%    0.26%     0.26%   0.65%   0.65%   0.65%
 Expenses, before waiv-
  ers and reimbursements     1.04%    0.89%    0.79%     0.83%   1.43%   1.28%   1.18%
 Net investment income,
  net of waivers and re-
  imbursements               5.93%    5.09%    5.60%     5.11%   5.57%   5.41%   6.05%
 Net investment income,
  before waivers and re-
  imbursements               5.15%    4.46%    5.07%     4.54%   4.79%   4.78%   5.52%
Portfolio turnover rate     42.49%   80.36%   52.80%    77.75%  42.49%  80.36%  52.80%
Net assets at end of pe-
 riod (in thousands)      $26,273  $17,674  $37,305   $71,456  $  848  $  286  $   --
--------------------------------------------------------------------------------------

(a) Commenced investment operations on January 11, 1993.
(b) Class D units were issued on November 16, 1994.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
November 30, 1996
1. ORGANIZATION
The Benchmark Funds (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes sixteen portfolios, each with its own investment objective. The Northern Trust Company ("Northern") acts as the Trust's investment adviser, transfer agent, and custodian.
Goldman, Sachs & Co. ("Goldman Sachs") acts as the Trust's administrator and distributor. Presented herein are the financial statements of the fixed income portfolios (the "Portfolios").
 The Bond, International Bond, Short-Intermediate Bond, U.S. Government Securities, and U.S. Treasury Index Portfolios may issue four separate unit classes: Class A, B, C and D. Each class is distinguished by the level of administrative support and transfer agent service provided. As of November 30, 1996, Class A, Class C and Class D units are outstanding for certain portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(a) Investment Valuation
Investments held by a portfolio are valued at the last quoted sale price on the exchange on which such securities are primarily traded, or if any securities are not traded on a valuation date, at the last quoted bid price. Securities which are traded in the over-the-counter markets are valued at the last quoted bid price. Any securities, including restricted securities, for which current quotations are not readily available are valued at fair value as determined in good faith by Northern under the supervision of the Board of Trustees ("Board"). Short-term investments are valued at amortized cost which Northern has determined, pursuant to Board authorization, approximates market value.

(b) Repurchase Agreements
During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern, as custodian for the Trust, at the Federal Reserve Bank of Chicago.

(c) Foreign Currency Translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Cost of purchases and proceeds from sales of investments and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.
 The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) on investments.

(d) Investment Transactions and Investment Income
Investment transactions are recorded on the trade date. Realized gains and losses on investment transactions are calculated on the identified-cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

(e) Forward Foreign Currency Exchange Contracts
The International Bond Portfolio is authorized to enter into forward foreign currency exchange contracts for the

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS--CONTINUED
November 30, 1996

2. SIGNIFICANT ACCOUNTING POLICIES (continued) purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. In addition, the International Bond Portfolio may enter into foreign currency contracts for speculative purposes. The objective of the Portfolio's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Portfolio's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the financial statements. The portfolio records realized gains or losses when the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
 The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

(f) Federal Taxes
It is each portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and capital gains to its unitholders. Therefore, no provision is made for federal taxes.
 At November 30, 1996, the Trust's most recent tax year end, the portfolios had approximately the following amounts of capital loss carryforwards for U.S. federal tax purposes:

                                Amount     Year(s) of Expiration
----------------------------------------------------------------
                            (in thousands)
Bond                            $1,398         2002 to 2003
Short Duration                     581         2002 to 2003
U.S. Government Securities         168         2001 to 2003
U.S. Treasury Index                979             2002

-------------------------------------------------------------------------------

 These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

(g) Deferred Organization Costs
Organization related costs are being amortized on a straight-line basis over five years.

(h) Expenses
Expenses arising in connection with a specific portfolio are allocated to that portfolio. Certain expenses arising in connection with a class of units are allocated to that class of units. Expenses incurred which do not specifically relate to an individual portfolio are allocated among the portfolios based on each portfolio's relative net assets.

(i) Distributions
Dividends from net investment income are declared and paid as follows:

                            Declared    Paid
-----------------------------------------------
Bond                        Monthly   Monthly
International Bond          Quarterly Quarterly
Short Duration              Daily     Monthly
Short-Intermediate Bond     Monthly   Monthly
U.S. Government Securities  Monthly   Monthly
U.S. Treasury Index         Monthly   Monthly
-----------------------------------------------

 Each portfolio's net realized capital gains are distributed at least annually.

-------------------------------------------------------------------------------
 Income dividends and capital gains distributions are determined in accordance with income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with generally accepted accounting principles.
 Distributions of short-term and long-term capital gains were declared and paid December 24, 1996 to unitholders of record on December 23, 1996, as follows:

                         Short-Term Long-Term
                          Capital    Capital
                            Gain      Gain     Total
-----------------------------------------------------
International Bond        $0.0872    $0.2491  $0.3363
Short-Intermediate Bond    0.0123     0.0426   0.0549
-----------------------------------------------------

(j) Reclassifications
At November 30, 1996, the Bond Portfolio reclassified approximately $740,000 from accumulated net realized loss on investment transactions to undistributed net investment income. The International Bond Portfolio reclassified approximately $439,000 from accumulated net realized gain (loss) on investment transactions, and $35,000 from net realized loss on foreign currency transactions, to accumulated undistributed net investment income. The Short-Intermediate Bond Portfolio reclassified approximately $390,000 from accumulated net realized gain (loss) on investment transactions to undistributed net investment income, and the U.S. Government Securities Portfolio reclassified approximately $11,000 from accumulated net realized gain (loss) on investment transactions to undistributed net investment income. These reclassifications had no impact on the net asset value of the Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS
The Trust has an investment advisory agreement with Northern whereby each portfolio pays Northern a fee, computed daily and payable monthly, based on a specified percentage of its average daily net assets. For the current fiscal year, Northern voluntarily agreed to waive a portion of the advisory fees as shown on the accompanying Statements of Operations. The annual advisory fees and waiver rates, expressed as a percentage of average daily net assets for the year ended November 30, 1996, are as follows:

                                              Net
                            Advisory Less:  Advisory
                              Fee    Waiver   Fee
----------------------------------------------------
Bond                          .60%    .35%    .25%
International Bond            .90     .20     .70
Short Duration                .40     .25     .15
Short-Intermediate Bond       .60     .35     .25
U.S. Government Securities    .60     .35     .25
U.S. Treasury Index           .40     .25     .15
----------------------------------------------------

 As compensation for the services rendered as transfer agent, including the assumption by Northern of the expenses related thereto, Northern receives a fee, computed daily and payable monthly, at an annual rate of .01%, .05%,
 .10%, and .15% of the average daily net asset value of the outstanding Class A, B, C and D units, respectively, for the Bond, International Bond, Short-Intermediate Bond, U.S. Government Securities and U.S. Treasury Index Portfolios.
 As compensation for the services rendered as custodian for the portfolios, and for the services rendered as transfer agent for the Short Duration Portfolio, including the assumption by Northern of the expenses related thereto, Northern receives compensation based on a pre-determined schedule of charges approved by the Board.

4. ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust has an administration agreement with Goldman Sachs whereby each portfolio pays the Administrator a fee, computed daily and payable monthly, based on the average net assets of each portfolio at the rates set forth below:

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS--CONTINUED
November 30, 1996

Average net assets                Rate
---------------------------------------
For the first $100,000,000        .250%
For the next $200,000,000         .150
For the next $450,000,000         .075
For net assets over $750,000,000  .050
---------------------------------------

 For the current fiscal year, Goldman Sachs voluntarily agreed to limit administration fees to .10% of average daily net assets for the Bond, International Bond, Short-Intermediate Bond, U.S. Government Securities and U.S. Treasury Index Portfolios. In addition, Goldman Sachs agreed to waive a portion of its administrative fees should overall administration fees earned during the preceding year exceed certain specified levels. No waiver was required under this agreement during the year ended November 30, 1996. Furthermore, Goldman Sachs has agreed to reimburse each portfolio for certain expenses in the event that such expenses, as defined, exceed on an annualized basis .10% of the average daily net assets for the Bond, Short-Intermediate Bond, Short Duration, U.S. Government Securities and U.S. Treasury Index Portfolios and .25% of the average daily net assets for the International Bond Portfolio.
 The administration fees waived and expenses reimbursed during the year ended November 30, 1996, are shown on the accompanying Statements of Operations.

Goldman Sachs receives no compensation under the distribution agreement.

5. UNITHOLDER SERVICING PLAN
The Trust has adopted a Unitholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain unitholder administrative support services for their customers or other investors who beneficially own Class B, C and D units. As compensation under the Unitholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to .10%, .15% and .25% of the average daily net asset value of the outstanding Class B, C and D units, respectively.

6. INVESTMENT TRANSACTIONS
Investment transactions for the year ended November 30, 1996 (excluding short-term investments) were as follows:

                                                   Proceeds
                                                  from sales   Proceeds
                                                      and     from sales
                            Purchases             maturities     and
                             of U.S.   Purchases    of U.S.   maturities
                           Government   of other  Government   of other
                           Obligations securities Obligations securities
------------------------------------------------------------------------
                                          (in thousands)
Bond                        $299,522    $95,138    $230,507    $62,706
International Bond                --     10,260          --     10,601
Short Duration                49,240     36,941      51,720     38,111
Short-Intermediate Bond       62,699     12,135      62,188     13,881
U.S.Government Securities    136,302         --      95,525         --
U.S. Treasury Index           16,514         --       7,346         --
------------------------------------------------------------------------

 As of November 30, 1996, the composition of unrealized appreciation (depreciation) of investment securities (including the effects of foreign currency translation) based on the aggregate cost of investments for federal income tax purposes were as follows:

                                                                     Cost for
                                                                     Federal
                                                           Net        Income
                                                       Appreciation    Tax
                            Appreciation Depreciation (Depreciation) Purposes
-----------------------------------------------------------------------------
                                             (in thousands)
Bond                          $12,054       $2,860        $9,194     $362,017
International Bond              2,935          327         2,608       30,390
Short Duration                      2           19           (17)      42,763
Short-Intermediate Bond         2,687          520         2,167      148,991
U.S. Government Securities        655          433           222       94,507
U.S. Treasury Index               571           14           557       26,167
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------

7. BANK LOANS
The Trust maintains a $5,000,000 revolving bank credit line and a $15,000,000 conditional revolving credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at 1% above the Fed Funds rate and are secured by pledged securities equal to or exceeding 120% of the outstanding balance.
 Interest expense for the year ended November 30, 1996 was approximately $1,000 for the International Bond Portfolio. This amount is included in other expenses on the Statements of Operations.
 As of November 30, 1996, there were no outstanding borrowings.

8. UNIT TRANSACTIONS
Transactions in Class A units for the year ended November 30, 1996 were as follows:

                                                               Net
                                   Reinvested                increase
                            Sales distributions Redemptions (decrease)
----------------------------------------------------------------------
                                          (in thousands)
Bond                        7,010      910         3,920      4,000
International Bond            272       81           313         40
Short Duration              6,424      243         7,034       (367)
Short-Intermediate Bond     3,372      424         4,028       (232)
U.S. Government Securities  5,223      211         3,637      1,797
U.S. Treasury
 Index                        642       37           254        425
----------------------------------------------------------------------

 Transactions in Class A units for the year ended November 30, 1995 were as follows:

                                                               Net
                                   Reinvested                increase
                            Sales distributions Redemptions (decrease)
----------------------------------------------------------------------
                                          (in thousands)
Bond                        3,353      696         4,459        (410)
International Bond            297       97           243         151
Short Duration              4,868      388         9,707      (4,451)
Short-Intermediate Bond     4,158      285         1,714       2,729
U.S. Government Securities  2,965       77         1,564       1,478
U.S. Treasury
 Index                        748       70         1,953      (1,135)
----------------------------------------------------------------------

 Transactions in Class C units for the year ended November 30, 1996 were as follows:

                                  Reinvested                 Net
                           Sales distributions Redemptions increase
-------------------------------------------------------------------
                                        (in thousands)
Bond                        214        13           51       176
U.S.Government Securities   234         8           66       176
-------------------------------------------------------------------

 Transactions in Class C units for the period ended November 30, 1995 were as follows:

             Reinvested                 Net
      Sales distributions Redemptions increase
----------------------------------------------
                   (in thousands)
Bond   201         4           28       177
----------------------------------------------

 Transactions in Class D units for the year ended November 30, 1996 were as follows:

                                   Reinvested                 Net
                            Sales distributions Redemptions increase
--------------------------------------------------------------------
                                         (in thousands)
Bond                           6        --            1         5
International Bond             1        --           --         1
Short-Intermediate Bond       16        --           --        16
U.S. Government Securities    10         1            3         8
U.S. Treasury Index           29         1            3        27
--------------------------------------------------------------------

 Transactions in Class D units for the period ended November 30, 1995 were as follows:

                                    Reinvested                 Net
                            Sales distributions  Redemptions increase
---------------------------------------------------------------------
                                         (in thousands)
Bond                           5        --            --         5
International Bond             1        --            --         1
U.S. Government Securities     3        --             1         2
U.S. Treasury Index           13        --            --        13
---------------------------------------------------------------------

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

To the Unitholders and Trustees of
The Benchmark Funds
Fixed Income Portfolios

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Bond, International Bond, Short Duration, Short-Intermediate Bond, U.S. Government Securities and U.S. Treasury Index Portfolios, comprising the Fixed Income Portfolios of The Benchmark Funds, as of November 30, 1996, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the investments owned at November 30, 1996 by physical examination of the securities held by the custodian and by correspondence with outside depositories and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond, International Bond, Short Duration, Short-Intermediate Bond, U.S. Government Securities and U.S. Treasury Index Portfolios, comprising the Fixed Income Portfolios of The Benchmark Funds, at November 30, 1996, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
January 21, 1997

THE BENCHMARK FUNDS

Investment Adviser, Transfer Agent and Custodian

The Northern Trust Company
50 S. LaSalle Street
Chicago, IL 60675

Administrator and Distributor

Goldman, Sachs & Co.
4900 Sears Tower
Chicago, IL 60606

Trustees

William H. Springer, Chairman
Edward J. Condon, Jr.
John W. English
James J. Gavin, Jr.
Frederick T. Kelsey
Richard P. Strubel

Officers

Paul W. Klug, Jr., President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

Independent Auditors

Ernst & Young LLP
233 S. Wacker Dr.
Chicago, IL 60606

Legal Counsel

Drinker Biddle & Reath
1345 Chestnut Street
Philadelphia, PA 19107



 This Annual Report is
authorized for distribution to
prospective investors only
when preceded or accompanied
by a Prospectus which contains
facts concerning the
objectives and policies,
management, expenses and other
information.
The
Benchmark
Funds

Fixed
Income
Portfolios



          Annual Report
          November 30, 1996

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE
THE BENCHMARK BALANCED PORTFOLIO

The relative superiority of stock returns over bond returns had the largest in-fluence on the portfolio's absolute performance during the fiscal year ended November 30, 1996.
  In general, the stock market environment was most favorable to larger-capi-talization portfolios. The Benchmark Balanced Portfolio underperformed its com-posite index, primarily due to the portfolio's less-aggressive stance toward technology stocks. In addition, the underperformance of medium-capitalization health care stocks also was a factor.
  We implemented three primary equity strategies during the year. First, we fo-cused on holding fewer companies. Second, as trades transpired, we raised the capitalization of new issues. And third, we gave a little more emphasis to the energy sector.
  In addition to raising the energy weighting, we increased the portfolio's technology and financial weightings, and we reduced the weightings in utili-ties, cyclicals and capital goods. In the technology area, we are favoring PC and networking stocks, while the financial area remains attractive due to pos-sible easing by the Federal Reserve and low inflation.
  Over the next 12 months we will continue to emphasize quality growth stocks, particularly those in the technology and financial sectors. We believe that these securities should do well as the economic climate remains favorable and inflation and interest rates remain low.
  In the portfolio's bond component, we continue to hold a neutral interest rate posture. The current inflation rate continues to make yields attractive from a historical real yield perspective. While corporate spreads remain tight by historical standards, we continue to find opportunity to add value and re-main overweighted in the corporate and mortgage sectors.

Kurt Anderson, Portfolio Manager
   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK BALANCED
     PORTFOLIO VS. S&P 500 COMPOSITE STOCK PRICE INDEX, THE LEHMAN BROTHERS
        INTERMEDIATE GOVERNMENT/CORPORATE INDEX AND THE COMPOSITE INDEX

   -l-Balanced Portfolio
                    - - + - -
                    Composite Index
  - -c- -S&P 500 Index
  - -2 - -Lehman Brothers
       Intermediate Government/
       Corporate Index (Lehman
       Brothers)


                             Balanced                    Lehman      Composite
                             Portfolio      S&P 500      Brothers      Index
                             ----------     ---------    --------    ---------
      7/1/93                 $10,000        $10,000      $10,000      $10,000
    11/30/93                 $10,312        $10,372      $10,195      $10,290
    11/30/94                  $9,821        $10,485      $10,009      $10,304
    11/30/95                 $11,807        $14,365      $11,462      $12,981
    11/30/96                 $13,468        $18,369      $12,130      $15,261




  Average Annual Total Returns
        For Periods Ended          Class A     S&P 500      Lehman      Composite
       November 30, 1996:           Units       Index      Brothers      Index*
---------------------------------------------------------------------------------
  One Year:                        14.07%      27.88%       5.83%        17.57%
---------------------------------------------------------------------------------
  Since Commencement on 7/1/93:     9.09%      19.45%       5.80%        13.15%
---------------------------------------------------------------------------------

                             Balanced                    Composite    Lehman
                             Portfolio      S&P 500        Index      Brothers
                             ---------      -------      ---------    --------
    12/29/95                 $10,000        $10,000      $10,000      $10,000
    11/30/96                 $11,272        $12,546      $11,582      $10,473

  Average Annual Total Returns**
         For Period Ended            Class C     S&P 500      Lehman      Composite
        November 30, 1996:            Units       Index      Brothers      Index*
-----------------------------------------------------------------------------------
  Since Commencement on 12/29/95:    12.72%      25.46%       4.73%        15.82%
-----------------------------------------------------------------------------------

Units of The Benchmark Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by The Northern Trust Company, its parent company or its affiliates, and are not federally insured or guaranteed by the U.S. Government, Federal Deposit Insurance Corporation, Federal Reserve Board, or any other governmental agency. Investment in the portfolios involves investment risks, including possible loss of principal amount invested.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE
   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK BALANCED
     PORTFOLIO VS. S&P 500 COMPOSITE STOCK PRICE INDEX, THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE INDEX AND THE COMPOSITE INDEX--CONTINUED



                             [GRAPH APPEARS HERE]


                           BALANCED        S&P        LEHMAN     COMPOSITE
                           PORTFOLIO    500 INDEX    BROTHERS      INDEX
-------------------        ---------    ---------    --------    ---------

  2/20/96                   $ 10,000     $ 10,000     $10,000    $10,000
 11/30/96                   $ 11,055     $ 12,026     $10,455    $11,227





  Average Annual Total Returns**
         For Period Ended            Class D     S&P 500      Lehman      Composite
        November 30, 1996:            Units       Index      Brothers      Index*
-----------------------------------------------------------------------------------
  Since Commencement on 2/20/96:     10.55%      20.26%       4.55%        12.27%
-----------------------------------------------------------------------------------

*The Composite Index consists of 55%, 40% and 5% of the S&P 500, The Lehman Brothers Intermediate Government/Corporate Index and 91-Day Treasury Bills, respectively.
**Average Annual Total Returns are not annualized for periods less than one year.

--------------------------------------------------------------------------------
THE BENCHMARK DIVERSIFIED GROWTH PORTFOLIO

Several factors influenced the portfolio's fiscal-year performance, particu-larly the portfolio's relative overweighting in selected financial and health care issues and its overall exposure to larger-capitalization stocks, which dominated this phase of the market cycle.
  Compared to the return on the S&P 500 Index, the portfolio's performance lagged. This was due to the portfolio's less-than-aggressive stance toward the technology sector throughout most of the year. And, as we moved into the latter part of the fiscal year, certain issues--such as Olsten and Electronic Data Systems--fell short of anticipated earnings, which held back the portfolio's performance.
  Throughout the 12-month period, we reduced the number of issues in the port-folio. Early on, the portfolio held as many as 75 stocks and was much more broadly diversified across issues. By year-end, the portfolio held approxi-mately 55 securities. We reduced the portfolio's exposure to more aggressive stocks and focused instead on quality growth issues that had the potential to reduce total portfolio risk.
  We currently are not emphasizing any particular market sectors, but we are focusing on specific issues that we believe will show favorable revenue compar-isons and those that represent good value relative to their expected earnings growth rates.

John Zielinski, Portfolio Manager
                         COMPARISON OF CHANGE IN VALUE
OF $10,000 INVESTMENT IN BENCHMARK DIVERSIFIED GROWTH PORTFOLIO VS. THE S&P 500
                          COMPOSITE STOCK PRICE INDEX

-l- Diversified Growth Portfolio  - -
          c- - S&P 500 Index




                     [GRAPH APPEARS HERE]

                  Diversified
                  Growth         S&P
                  Portfolio      500 Index
                  ----------     ---------
   1/11/93        $10,000        $10,000
  11/30/93        $10,738        $11,041
  11/30/94        $ 9,988        $11,161
  11/30/95        $12,441        $15,291
  11/30/96        $15,032        $19,554

   Average Annual Total Returns
        For Periods Ended                       Class A                             S&P 500
        November 30, 1996:                       Units                               Index
-------------------------------------------------------------------------------------------
  One Year:                                     20.83%                              27.88%
-------------------------------------------------------------------------------------------
  Since Commencement on 1/11/93:                11.05%                              18.81%
-------------------------------------------------------------------------------------------


                     [GRAPH APPEARS HERE]

                  Diversified
                  Growth         S&P
                  Portfolio      500 Index
                  ----------     ---------
    9/14/94       $10,000        $10,000
   11/30/94       $ 9,486        $ 9,738
   11/30/95       $11,781        $13,341
   11/30/96       $14,183        $17,060

   Average Annual Total Returns
        For Periods Ended                       Class D                             S&P 500
        November 30, 1996:                       Units                               Index
-------------------------------------------------------------------------------------------
  One Year:                                     20.39%                              27.88%
-------------------------------------------------------------------------------------------
  Since Commencement on 9/14/94:                17.10%                              27.29%
-------------------------------------------------------------------------------------------

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

THE BENCHMARK EQUITY INDEX PORTFOLIO

The S&P 500 Index continued its strong performance, returning 27.9% for the fiscal year ended November 30, 1996. This surpassed the performance of small-capitalization stocks as measured by the Russell 2000 Index, which returned 16.5% for the year.
  After adjusting for expenses, the portfolio, which is designed to replicate the S&P 500 Index's performance in an efficient, cost-effective manner, pro-vided a return that closely matched the return for the Index.
  There were 23 additions and deletions to the Index throughout the fiscal year, the most notable being the Chemical Bank/Chase merger and the Disney/Capital Cities merger. These changes, as well as quarterly rebalancings, were made in the portfolio at the time they were initiated in the Index.
  During the next 12 months, we will continue to follow a passive index strat-egy designed to provide equity market returns, as defined by the S&P 500 Index.

Susan French, Portfolio Manager

                        COMPARISON OF CHANGE IN VALUE OF
     $10,000 INVESTMENT IN BENCHMARK EQUITY INDEX PORTFOLIO VS. THE S&P 500
                          COMPOSITE STOCK PRICE INDEX

   -l- Equity Index Portfolio  - -
         c- - S&P 500 Index



                             [GRAPH APPEARS HERE]




                            Equity
                            Index           S&P
                            Portfolio       500 Index
-------------------         ---------       ---------

 1/11/93                     $10,000        $10,000
11/30/93                     $11,008        $11,041
11/30/94                     $11,104        $11,161
11/30/95                     $15,168        $15,291
11/30/96                     $19,344        $19,554






   Average Annual Total Returns
        For Periods Ended                       Class A                             S&P 500
        November 30, 1996:                       Units                               Index
-------------------------------------------------------------------------------------------
  One Year:                                     27.53%                              27.88%
-------------------------------------------------------------------------------------------
  Since Commencement on 1/11/93:                18.48%                              18.81%
-------------------------------------------------------------------------------------------

                        COMPARISON OF CHANGE IN VALUE OF
     $10,000 INVESTMENT IN BENCHMARK EQUITY INDEX PORTFOLIO VS. THE S&P 500
                     COMPOSITE STOCK PRICE INDEX--CONTINUED




                             [GRAPH APPEARS HERE]





                             Equity
                             Index          S&P
                             Portfolio      500 Index
-------------------          ---------      ---------
 9/28/95                     $10000         $10000
11/30/95                     $10394         $10402
11/30/96                     $13225         $13302






   Average Annual Total Returns
        For Periods Ended                       Class C                             S&P 500
        November 30, 1996:                       Units                               Index
-------------------------------------------------------------------------------------------
  One Year:                                     27.24%                              27.88%
-------------------------------------------------------------------------------------------
  Since Commencement on 9/28/95:                26.85%                              27.61%
-------------------------------------------------------------------------------------------




                             [GRAPH APPEARS HERE]





                             Equity
                             Index          S&P
                             Portfolio      500 Index
-------------------          ---------      ---------

 9/14/94                     $10000         $10000
11/30/94                     $ 9732          $9738
11/30/95                     $13255         $13341
11/30/96                     $16860         $17060






   Average Annual Total Returns
        For Periods Ended                       Class D                             S&P 500
        November 30, 1996:                       Units                               Index
-------------------------------------------------------------------------------------------
  One Year:                                     27.20%                              27.88%
-------------------------------------------------------------------------------------------
  Since Commencement on 9/14/94:                26.61%                              27.29%
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BENCHMARK FOCUSED GROWTH PORTFOLIO

Activity in the technology sector, and how we invested in technology stocks at certain points during the year, had the largest influence on the portfolio's performance for the fiscal year ended November 30, 1996.
  The portfolio's underperformance relative to its market index can be attrib-uted to two specific periods of time. In December 1995 a number of sectors, in-cluding business services, technology, financial and health care, underperformed the index by a large margin. As a result, the portfolio's per-formance was off by approximately 2.6% for the month. In the summer, technology stocks suffered a setback, which was reflected in the portfolio's performance. We then implemented a hedge against technology, which prevented the portfolio from participating in the technology upswing that occurred late in the third quarter.
  Investors should keep in mind that the portfolio normally contains a limited number of stocks, which may create some underperformance, relative to the S&P 500 Index, over shorter time periods. Our system of identifying fundamentally sound companies strives to provide good long-term performance.
  Going forward, we believe it's doubtful that returns from the technology and financial sectors will continue to be so relatively strong. As such, we may take some profits from stocks in strong sectors and reinvest the proceeds in promising areas of the market that haven't performed quite as well over the prior year.

Tom Kirkenmeier, Portfolio Manager

                       COMPARISON OF CHANGE IN VALUE OF
                $10,000 INVESTMENT IN BENCHMARK FOCUSED GROWTH
                           PORTFOLIO VS. THE S&P 500
                          COMPOSITE STOCK PRICE INDEX

             -l- Focused Growth Portfolio   - - c - - S&P 500 Index


                             [GRAPH APPEARS HERE]


               Focused
              Growth 500       S&P 500
              ----------       -------
  7/1/93       $10,000         $10,000
11/30/93       $10,433         $10,372
11/30/94       $ 9,791         $10,485
11/30/95       $12,570         $14,365
11/30/96       $14,811         $18,369


  Average Annual Total Returns
        For Periods Ended                       Class A                               S&P 500
       November 30, 1996:                        Units                                 Index
---------------------------------------------------------------------------------------------
  One Year:                                     17.82%                                27.88%
---------------------------------------------------------------------------------------------
  Since Commencement on 7/1/93:                 12.16%                                19.45%
---------------------------------------------------------------------------------------------




                             [GRAPH APPEARS HERE]

                FOCUSED          S&P
                GROWTH        500 INDEX
                -------       ---------
 6/14/96        $10,000        $10,000
11/30/96        $10,751        $11,481



  Average Annual Total Returns**
         For Period Ended                        Class C                             S&P 500
        November 30, 1996:                        Units                               Index
--------------------------------------------------------------------------------------------
  Since Commencement on 6/14/96:                  7.51%                              14.81%
--------------------------------------------------------------------------------------------

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE
                        COMPARISON OF CHANGE IN VALUE OF
                 $10,000 INVESTMENT IN BENCHMARK FOCUSED GROWTH
                           PORTFOLIO VS. THE S&P 500
                     COMPOSITE STOCK PRICE INDEX--CONTINUED

             -l- Focused Growth Portfolio   - - c - - S&P 500 Index


                             [GRAPH APPEARS HERE]

                Focused
                Growth         S&P 500
                -------        -------
  12/8/94       $10,000        $10,000
 11/30/95       $13,097        $13,767
 11/30/96       $15,378        $17,605



   Average Annual Total Returns
        For Periods Ended                       Class D                             S&P 500
        November 30, 1996:                       Units                               Index
-------------------------------------------------------------------------------------------
  One Year:                                     17.42%                              27.88%
-------------------------------------------------------------------------------------------
  Since Commencement on 12/8/94:                24.27%                              33.05%
-------------------------------------------------------------------------------------------

**Average Annual Total Returns are not annualized for periods less than one year.

--------------------------------------------------------------------------------
THE BENCHMARK INTERNATIONAL GROWTH PORTFOLIO

The portfolio's exposure to the underperforming Japanese stock market and the strength of the U.S. dollar were the primary factors influencing performance during the fiscal year. The portfolio maintained a slightly greater-than-aver-age weighting in the Japanese market, but, more important, the dollar rose about 10% against the yen, which magnified the underperformance in U.S. dollar terms.
  Relative to its market index, the portfolio lagged somewhat, primarily due to its position in Japan, its less-than-aggressive stance toward Hong Kong and a slight underexposure to Europe.
  Throughout the fiscal year, we tended to favor the Asian markets, lead by Ja-pan, rather than the European markets. In general, Asia accounted for more than 50% of the fund's weighting. Asia, however, underperformed Europe during the period, as strong bond market performance helped propel Europe's stock markets upward.
  Recently, we reduced the portfolio's position in Asia and increased its posi-tion in Europe, which now accounts for a little more than half of the portfo-lio. We also reduced the portfolio's Japanese exposure to about 30%, compared to the EAFE Index weighting of 35%.
  Looking ahead, we believe that the portfolio's repositioning toward Japan and Europe should help future performance. We will continue to emphasize specific countries rather than economic sectors.

Robert A. LaFleur, Portfolio Manager
 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK INTERNATIONAL GROWTH PORTFOLIO VS. THE MORGAN STANLEY EUROPE, AUSTRALIA AND FAR EAST (EAFE)
                                     INDEX

      -l- International Growth
             Portfolio
         - -c- - EAFE Index


                             [GRAPH APPEARS HERE]

               International
                  Growth          EAFE
                Portfolio         Index
               -------------     -------
 3/28/94          $10,000        $10,000
11/30/94          $10,211        $10,204
11/30/95          $ 9,974        $10,976
11/30/96          $10,967        $12,267


   Average Annual Total Returns
        For Periods Ended                        Class A                                EAFE
        November 30, 1996:                        Units                                Index
---------------------------------------------------------------------------------------------
  One Year:                                       9.96%                                11.76%
---------------------------------------------------------------------------------------------
  Since Commencement on 3/28/94:                  3.50%                                 7.91%
---------------------------------------------------------------------------------------------


                             [GRAPH APPEARS HERE]

               International
                  Growth          EAFE
                Portfolio         Index
               -------------     -------
11/16/94          $10,000        $10,000
11/30/94          $ 9,744        $ 9,823
11/30/95          $ 9,474        $10,567
11/30/96          $10,382        $11,809


   Average Annual Total Returns
         For Periods Ended                       Class D                              EAFE
        November 30, 1996:                        Units                              Index
-------------------------------------------------------------------------------------------
  One Year:                                       9.59%                              11.76%
-------------------------------------------------------------------------------------------
  Since Commencement on 11/16/94:                 1.86%                               8.49%
-------------------------------------------------------------------------------------------

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE
THE BENCHMARK SMALL COMPANY INDEX PORTFOLIO

Small-capitalization stocks, as represented by the Russell 2000 Index, returned 16.5% for the fiscal year ended November 30, 1996. Compared to large-cap stocks, as measured by the S&P 500 Index, small-cap stocks underperformed by 11.4%.
  As it is designed to do, the portfolio's performance nearly matched that of the Russell 2000 Index during the fiscal year.
  The major changes to the portfolio occurred in June, when the Russell 2000 Index was reconstituted. Once a year, all eligible securities in the Index are re-ranked according to market capitalization. This activity resulted in the ad-dition of approximately 450 stocks and the deletion of approximately 350. These changes were incorporated into the portfolio at the end of June.
  At the end of the current fiscal year, the market capitalization of the com-panies in the Index, adjusted for cross holdings, ranged from $26.13 million to $2.10 billion. The average market capitalization of the Index's companies was $424 million.
  Going forward, we will continue to stay aligned with the Russell 2000, with our focus on closely approximating the Index's return.

Andrew Buchner, Portfolio Manager

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK SMALL COMPANY
                PORTFOLIO VS. THE RUSSELL 2000 SMALL STOCK INDEX

 -l- Small Company Portfolio  - -c- -
           Russell 2000 Index



                             [GRAPH APPEARS HERE]





                             Small Company  Russell
                             Portfolio      2000 INDEX
-------------------          ----------     ---------
1/11/93                      $10000         $10000
11/30/93                     $11409         $11515
11/30/94                     $11233         $11363
11/30/95                     $14352         $14576
11/30/96                     $16642         $16976





   Average Annual Total Returns
        For Periods Ended                     Class A                         Russell 2000
        November 30, 1996:                     Units                             Index
------------------------------------------------------------------------------------------
  One Year:                                   15.96%                             16.46%
------------------------------------------------------------------------------------------
  Since Commencement on 1/11/93:              13.99%                             14.57%
------------------------------------------------------------------------------------------



                             [GRAPH APPEARS HERE]





                             Small Company  Russell
                             Portfolio      2000 INDEX
-------------------          ----------     ---------

12/08/94                     $10000         $10000
11/30/95                     $13162         $13263
11/30/96                     $15295         $15447





   Average Annual Total Returns
        For Periods Ended                     Class D                         Russell 2000
        November 30, 1996:                     Units                             Index
------------------------------------------------------------------------------------------
  One Year:                                   16.20%                             16.46%
------------------------------------------------------------------------------------------
  Since Commencement on 12/8/94:              23.93%                             24.55%
------------------------------------------------------------------------------------------

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands, except shares)

 Shares  Description                            Value
------------------------------------------------------
                               BALANCED PORTFOLIO
 COMMON STOCKS--54.4%
 BANKING--1.2%
  13,200 Banc One Corp.                        $   629
 BROKERAGE AND FINANCIAL SERVICES--1.2%
  17,500 T. Rowe Price, Associates Inc.*           632
 CHEMICALS AND ALLIED PRODUCTS--6.3%
   9,100 American Home Products Corp.              585
   9,400 Merck & Co., Inc.                         780
  14,211 Morton International, Inc.                574
  11,800 Praxair, Inc.                             574
   6,400 Procter & Gamble Co.                      696
                                               -------
                                                 3,209
 COMMUNICATIONS--1.2%
  10,700 Ameritech Corp.                           630
 COMPUTERS AND OFFICE MACHINES--2.5%
   9,300 Cisco Systems, Inc.*                      631
   4,300 Microsoft Corp.*                          675
                                               -------
                                                 1,306
 COSMETICS AND PERSONAL CARE--1.3%
   9,200 Gillette Co.                              679
 CREDIT INSTITUTIONS--2.5%
  14,300 Green Tree Financial Corp.                599
  16,300 MBNA Corp.                                658
                                               -------
                                                 1,257
 ELECTRICAL SERVICES--1.1%
  12,700 Duke Power Co.                            589
 ELECTRONICS AND OTHER ELECTRICAL EQUIPMENT--5.8%
   9,700 General Electric Co.                    1,009
   6,600 Intel Corp.                               837
  10,300 Linear Technology Corp.                   485
  11,400 Solectron Corp.*                          667
                                               -------
                                                 2,998
 FOOD AND BEVERAGES--3.2%
  14,400 PepsiCo, Inc.                             430
   4,900 Philip Morris Cos., Inc.                  505
  20,400 Starbucks Corp.*                          706
                                               -------
                                                 1,641
 HEALTH SERVICES--3.4%
  25,300 Health Management Associates, Inc.,
          Class A*                                 560
  10,898 Johnson & Johnson Co.                     579
   3,800 Invacare Corp.                            103
   7,700 Medtronic, Inc.                           509
                                               -------
                                                 1,751

 Shares  Description                              Value
--------------------------------------------------------
 INDUSTRIAL INSTRUMENTS--1.0%
  11,100 Danaher Corp.                           $   497
 INSURANCE SERVICES--3.7%
   5,400 American International Group, Inc.          621
   3,500 General Re Corp.                            591
   6,700 MBIA, Inc.                                  678
                                                 -------
                                                   1,890
 MORTGAGE AGENCIES--1.4%
  17,900 Federal National Mortgage Association       738
 OIL AND GAS--2.7%
   6,400 Enron Corp.                                 293
   9,900 Noble Affiliates, Inc.                      466
   5,900 Schlumberger Ltd.                           614
                                                 -------
                                                   1,373
 PAPER PRODUCTS--1.4%
   7,200 Kimberly-Clark Corp.                        704
 PETROLEUM PRODUCTS--3.6%
   9,100 Chevron Corp.                               610
   6,700 Exxon Corp.                                 634
   3,400 Royal Dutch Petroleum Co.                   577
                                                 -------
                                                   1,821
 PROFESSIONAL SERVICES--5.3%
   7,200 Cintas Corp.                                437
   6,800 Computer Sciences Corp.*                    535
  21,450 CUC International, Inc.*                    566
  13,800 First Data Corp.                            550
  12,700 Oracle Systems Corp.*                       622
                                                 -------
                                                   2,710
 RETAIL--4.5%
   8,100 Home Depot, Inc.                            422
  22,700 Staples, Inc.*                              448
   5,000 Tommy Hilfiger Corp.*                       270
  10,900 Viking Office Products, Inc.                341
  19,500 Walgreen Co.                                814
                                                 -------
                                                   2,295
 TRANSPORTATION PARTS AND EQUIPMENT--1.1%
   5,900 Boeing Co.                                  586
--------------------------------------------------------
 TOTAL COMMON STOCKS
  (Cost $21,087)                                 $27,935
--------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands, except shares)
--------------------------------------------------------------------------------

 Principal
 Amount    Description                                                    Value
-------------------------------------------------------------------------------
                         BALANCED PORTFOLIO--CONTINUED
 ASSET-BACKED SECURITIES--3.1%
 FINANCIAL--3.1%
           Olympic Automobile Receivables Trust Series: 1995-D, Class
           A3
 $   700   5.950%Due 11/15/99                                           $   703
           Premier Auto Trust
           Series: 1994-1, Class A3
     156   4.750%Due 02/02/00                                               155
           Western Financial Grantor Trust
           Series: 1994-4, Class A1
     151   7.100%Due 01/01/00                                               153
           Western Financial Grantor Trust
           Series: 1995-5, Class A1
     596   5.875%Due 03/01/02                                               597
-------------------------------------------------------------------------------
 TOTAL ASSET-BACKED SECURITIES
  (Cost $1,603)                                                         $ 1,608
-------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATION--0.6%
           Donaldson, Lufkin & Jenrette, Inc. Mortgage Acceptance
           Corp.
           Series: 1994-Q8, Class 2A1
 $   327   7.250% Due 05/25/24                                          $   327
-------------------------------------------------------------------------------
 TOTAL COLLATERALIZED MORTGAGE OBLIGATION
  (Cost $318)                                                           $   327
-------------------------------------------------------------------------------
 CORPORATE BONDS--6.4%
 FINANCIAL--4.3%
           Equitable Life Assurance Co.
 $   400   6.950%Due 12/01/05                                           $   402
           Lehman Brothers Medium Term Note
     475   6.875%Due 06/08/98                                               480
           Lumbermens Mutual Casualty Co.
     350   9.150%Due 07/01/26                                               392
           Prudential Insurance Co. of America
     400   7.650%Due 07/01/07                                               417
           Salomon, Inc. Medium Term Note
     500   5.500%Due 01/31/98                                               498
                                                                        -------
                                                                          2,189
 RETAIL--0.8%
           Penney (J. C.), Inc.
     420   6.900%Due 08/15/26                                               433

 Principal
 Amount    Description                    Value
-----------------------------------------------
 SANITARY SERVICES--1.3%
           WMX Technologies, Inc.
  $   650  7.100%Due 08/01/26          $    686
-----------------------------------------------
 TOTAL CORPORATE BONDS
  (Cost $3,209)                        $  3,308
-----------------------------------------------
 U.S. GOVERNMENT AGENCIES--6.0%
 FEDERAL NATIONAL MORTGAGE ASSOCIATION REMIC
  TRUST--3.0%
           Series: 1991-37, Class G
  $   250  8.150% Due 08/25/05         $    257
           Series: 1996-M4, Class A
      746  7.750% Due 03/17/17              768
           Series: 1992-200, Class E
      500  6.250% Due 06/25/17              500
                                       --------
                                          1,525
 GOVERNMENT NATIONAL MORTGAGE ASSOCI-
  ATION--3.0%
           Pool # 432153
    1,522  8.000% Due 11/15/26            1,570
-----------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES
  (Cost $3,048)                        $  3,095
-----------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--21.4%
 U.S. TREASURY NOTES--21.4%
 $  1,550  8.125% Due 02/15/98         $  1,596
      750  5.375% Due 05/31/98              748
    1,835  6.750% Due 05/31/99            1,881
      640  6.875% Due 08/31/99              659
    1,475  6.250% Due 05/31/00            1,498
    1,325  7.750% Due 02/15/01            1,420
      800  6.250% Due 02/15/03              814
    1,000  5.750% Due 08/15/03              990
    1,260  7.500% Due 02/15/05            1,379
-----------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $10,792)                       $ 10,985
-----------------------------------------------
 FLOATING RATE BANK NOTE--1.6%
           National Westminster Bank
  $   900  5.625%Due 02/28/97          $    789
-----------------------------------------------
 TOTAL FLOATING RATE BANK NOTE
  (Cost $762)                          $    789
-----------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Principal
 Amount    Description                           Value
-------------------------------------------------------
 SHORT-TERM INVESTMENT--6.6%
           Berliner Handels und Frankfurter,
           Grand Cayman
 $ 3,401   5.688%Due 12/02/96                  $ 3,401
-------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $3,401)                                $ 3,401
-------------------------------------------------------
 TOTAL INVESTMENTS--100.1%
  (Cost $44,220)                               $51,448
-------------------------------------------------------
 Liabilities, less other assets--(0.1)%            (62)
-------------------------------------------------------
 NET ASSETS--100.0%                            $51,386
-------------------------------------------------------
-------------------------------------------------------

*Non-income producing security.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands, except shares)

 Shares  Description                         Value
--------------------------------------------------------
                          DIVERSIFIED GROWTH PORTFOLIO
 COMMON STOCKS--99.1%
 BANKING--4.8%
  68,640 Banc One Corp.                     $  3,269
 108,200 First USA, Inc.                       3,557
                                            --------
                                               6,826
 BROKERAGE SERVICES--2.1%
 100,000 Schwab (Charles) Corp.                3,012
 CHEMICALS AND ALLIED PRODUCTS--14.3%
  41,000 Abbott Laboratories                   2,286
  50,800 Air Products and Chemicals, Inc.      3,531
  40,000 American Home Products Corp.          2,570
  31,200 Merck & Co., Inc.                     2,590
  72,437 Morton International, Inc.            2,925
  17,000 Pfizer, Inc.                          1,523
  62,000 Praxair, Inc.                         3,015
  18,300 Procter & Gamble Co.                  1,990
                                            --------
                                              20,430
 COMMUNICATIONS--3.6%
  50,000 Ameritech Corp.                       2,944
  55,000 AT&T Corp.                            2,159
                                            --------
                                               5,103
 COMPUTERS AND OFFICE MACHINES--3.7%
  27,000 Cisco Systems, Inc.*                  1,833
  20,000 Electronic Data Systems Corp.           967
  16,300 Microsoft Corp.*                      2,557
                                            --------
                                               5,357
 COSMETICS AND PERSONAL CARE--0.7%
  14,100 Gillette Co.                          1,040
 CREDIT INSTITUTIONS--1.5%
  50,000 Green Tree Financial Corp.            2,094
 ELECTRONICS AND OTHER ELECTRICAL EQUIP-
  MENT--9.7%
  18,000 Emerson Electric Co.                  1,766
  49,600 General Electric Co.                  5,158
  22,900 Intel Corp.                           2,905
  44,000 Linear Technology Corp.               2,074
  35,000 Motorola, Inc.                        1,938
                                            --------
                                              13,841

 Shares  Description                              Value
---------------------------------------------------------
 FOOD AND BEVERAGES--4.1%
 117,000 Brinker International, Inc.*            $  2,165
  45,000 PepsiCo, Inc.                              1,344
  22,000 Philip Morris Cos., Inc.                   2,269
                                                 --------
                                                    5,778
 GLASS, CLAY AND STONE PRODUCTS--1.3%
  58,700 Newell Co.                                 1,820
 HEALTH SERVICES--2.0%
  35,000 Health Management Associates, Inc.,
          Class A*                                    774
  40,000 Johnson & Johnson Co.                      2,125
                                                 --------
                                                    2,899
 HEAVY CONSTRUCTION--2.4%
  51,000 Fluor Corp.                                3,468
 INDUSTRIAL INSTRUMENTS--3.1%
  37,600 Hewlett-Packard Co.                        2,026
  60,000 Sundstrand Corp.                           2,340
                                                 --------
                                                    4,366
 INSURANCE SERVICES--3.6%
  23,900 American International Group, Inc.         2,748
  23,400 MBIA, Inc.                                 2,366
                                                 --------
                                                    5,114
 MORTGAGE AGENCIES--2.8%
  92,000 Federal National Mortgage Association      3,795
 OIL AND GAS--2.9%
  45,000 Noble Affiliates, Inc.                     2,121
  20,000 Schlumberger Ltd.                          2,080
                                                 --------
                                                    4,201
 PAPER PRODUCTS--2.1%
  31,300 Kimberly-Clark Corp.                       3,059
 PETROLEUM PRODUCTS--9.1%
  43,000 Chevron Corp.                              2,881
  37,300 Exxon Corp.                                3,529
  34,650 Mobil Corp.                                4,193
  14,000 Royal Dutch Petroleum Co.                  2,378
                                                 --------
                                                   12,981
 PROFESSIONAL SERVICES--7.5%
  35,000 Cintas Corp.                               2,126
  17,000 Computer Sciences Corp.*                   1,337
 100,700 CUC International, Inc.*                   2,656

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares      Description                           Value
--------------------------------------------------------
  32,736     First Data Corp.                    $ 1,305
  71,900     Olsten Corp.                            980
  47,500     Oracle Systems Corp.*                 2,327
                                                --------
                                                  10,731
 RECREATION AND LEISURE SERVICES--4.2%
  88,100     Carnival Corp., Class A               2,786
  88,000     Circus Circus Enterprises, Inc.*      3,212
                                                --------
                                                   5,998
 RETAIL--11.1%
  58,200     Home Depot, Inc.                      3,034
 131,050     Staples, Inc.*                        2,588
  50,000     Tommy Hilfiger Corp.*                 2,700
 115,600     Wal-Mart Stores, Inc.                 2,948
 107,300     Walgreen Co.                          4,480
                                                --------
                                                  15,750
 TRANSPORTATION PARTS AND EQUIPMENT--2.5%
  36,000     Boeing Co.                            3,578
--------------------------------------------------------
 TOTAL COMMON STOCKS
  (Cost $105,076)                               $141,241
--------------------------------------------------------

 Principal
 Amount      Description                                         Value
-----------------------------------------------------------------------
 SHORT-TERM INVESTMENT--1.1%
             Berliner Handels und Frankfurter, Grand Cayman
 $1,490      5.688%Due 12/02/96                               $  1,490
-----------------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $1,490)                                               $  1,490
-----------------------------------------------------------------------
 TOTAL INVESTMENTS--100.2%
  (Cost $106,566)                                             $142,731
-----------------------------------------------------------------------
 Liabilities, less other assets--(0.2)%                           (243)
-----------------------------------------------------------------------
 NET ASSETS--100.0%                                           $142,488
-----------------------------------------------------------------------
-----------------------------------------------------------------------

*Non-income producing security.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands, except shares)

 Shares      Description                              Value
-----------------------------------------------------------
                  EQUITY INDEX PORTFOLIO
 COMMON STOCKS--98.2%
 AGRICULTURE--0.1%
  10,400     Pioneer Hi-Bred International, Inc.   $    725
 APPAREL--0.1%
   9,200     Liz Claiborne, Inc.                        390
   8,000     V. F. Corp.                                543
                                                   --------
                                                        933
 BANKING--7.8%
  13,500     Ahmanson (H.F.) & Co.                      445
  54,949     Banc One Corp.                           2,617
  19,200     Bank of Boston Corp.                     1,342
  48,600     Bank of New York Co., Inc.               1,744
  45,376     BankAmerica Corp.                        4,674
  10,100     Bankers Trust New York Corp.               879
  24,300     Barnett Banks, Inc.                      1,069
  19,800     Boatmen's Bancshares, Inc.               1,319
  55,046     Chase Manhattan Corp.                    5,202
  60,600     Citicorp                                 6,620
  14,500     Comerica, Inc.                             848
  28,100     Corestates Financial Corp.               1,514
  13,300     Fifth Third Bancorp                        931
  17,800     First Bank System, Inc.                  1,297
  39,907     First Chicago NBD Corp.                  2,345
  34,815     First Union Corp.                        2,659
   7,300     Golden West Financial Corp.                493
  17,300     Great Western Financial Corp.              538
  29,000     Keycorp                                  1,519
  16,350     Mellon Bank Corp.                        1,181
  23,500     Morgan (J.P.) & Co., Inc.                2,218
  28,000     National City Corp.                      1,298
  36,668     NationsBank Corp.                        3,800
  46,700     Norwest Corp.                            2,183
  43,000     PNC Bank Corp.                           1,698
   7,000     Republic New York Corp.                    618
  28,100     Sun Trust Banks, Inc.                    1,426
  19,500     U.S. Bancorp                               834
  21,000     Wachovia Corp.                           1,260
  11,866     Wells Fargo & Co.                        3,377
                                                   --------
                                                     57,948

 Shares      Description                                   Value
----------------------------------------------------------------
 BITUMINOUS COAL AND LIGNITE SURFACE MINING--0.1%
  31,400     Houston Industries, Inc.                   $    691
   1,100     Nacco Industries, Inc.                           52
                                                        --------
                                                             743
 BROKERAGE AND FINANCIAL SERVICES--1.2%
  59,800     American Express Co.                          3,125
  33,101     Fleet Financial Group, Inc.                   1,833
  17,300     Green Tree Financial Corp.                      724
  21,300     Merrill Lynch & Co., Inc.                     1,709
  19,100     Morgan Stanley Group, Inc.                    1,148
  13,300     Salomon Brothers, Inc.                          607
                                                        --------
                                                           9,146
 CHEMICALS AND ALLIED PRODUCTS--11.9%
  98,400     Abbott Laboratories                           5,486
  14,100     Air Products and Chemicals, Inc.                980
   8,200     Allergan, Inc.                                  263
  10,600     Alza Corp.*                                     299
  80,200     American Home Products Corp.                  5,153
  33,400     Amgen, Inc.*                                  2,033
  16,800     Avon Products, Inc.                             937
  34,400     Baxter International, Inc.                    1,462
  63,200     Bristol-Myers Squibb Co.                      7,189
   6,500     Clorox Co.                                      678
  18,500     Colgate-Palmolive Co.                         1,714
  30,900     Dow Chemical Co.                              2,588
  70,700     Du Pont (E.I.) de Nemours & Co., Inc.         6,663
   9,875     Eastman Chemical Co.                            564
   8,100     Ecolab, Inc.                                    315
  68,998     Eli Lilly & Co.                               5,278
   4,700     FMC Corp.*                                      363
   6,800     Goodrich (B.F.) Co.                             305
  11,100     Grace (W.R.) & Co.                              587
   8,000     Great Lakes Chemical Corp.                      429
  13,500     Hercules, Inc.                                  655
  14,000     International Flavors & Fragrances, Inc.        637
 153,400     Merck & Co., Inc.                            12,732
  18,000     Morton International, Inc.                      727
   8,500     Nalco Chemical Co.                              324
  81,000     Pfizer, Inc.                                  7,260
  64,120     Pharmacia & Upjohn, Inc.                      2,477
  23,500     PPG Industries, Inc.                          1,439

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares      Description                         Value
------------------------------------------------------
  19,600     Praxair, Inc.                    $    953
  86,400     Procter & Gamble Co.                9,396
   8,200     Rohm & Haas Co.                       653
  46,600     Schering-Plough Corp.               3,320
  10,800     Sherwin-Williams Co.                  613
  16,300     Union Carbide Corp.                   752
  34,200     Warner-Lambert Co.                  2,445
                                              --------
                                                87,669
 COMMUNICATIONS--7.4%
  62,900     AirTouch Communications, Inc.*      1,612
  23,900     Alltel Corp.                          762
  69,300     Ameritech Corp.                     4,080
 203,300     AT&T Corp.                          7,979
  55,200     Bell Atlantic Corp.                 3,471
 125,300     Bellsouth Corp.                     5,059
  41,200     Comcast Corp.                         690
 122,000     GTE Corp.                           5,475
  80,264     Lucent Technologies, Inc.*          4,114
   9,300     Mallinckrodt, Inc.                    409
  86,700     MCI Communications Corp.            2,644
  55,300     Nynex Corp.                         2,564
  54,000     Pacific Telesis Group               1,998
  11,800     Providian Corp.                       631
  76,800     SBC Communications, Inc.            4,042
  54,300     Sprint Corp.                        2,274
  22,500     Tellabs, Inc.*                        894
  78,700     U.S. West Media Group               1,505
  60,200     U.S. West, Inc.*                    1,881
  45,000     Viacom, Inc., Class B*              1,699
  48,900     Worldcom, Inc.*                     1,131
                                              --------
                                                54,914
 COMPUTERS AND OFFICE MACHINES--5.5%
  15,200     Amdahl Corp.*                         181
  15,700     Apple Computer, Inc.*                 379
  23,700     Bay Network Inc.*                     634
  19,200     Cabletron Systems, Inc.*              775
   8,600     Ceridian Corp.*                       414
  81,600     Cisco Systems, Inc.*                5,539
  34,000     Compaq Computer Corp.*              2,694
   4,900     Data General Corp.*                    72
  11,400     Dell Computer Corp.*                1,159
  19,600     Digital Equipment Corp.*              720
  29,200     EMC Corp.*                            942

 Shares      Description                                    Value
-----------------------------------------------------------------
  5,900      Intergraph Corp.*                           $     54
 66,500      International Business Machines Corp.         10,598
 75,400      Microsoft Corp.*                              11,828
 18,800      Pitney Bowes, Inc.                             1,109
 27,300      Seagate Technology Inc.*                       1,078
 21,700      Silicon Graphics, Inc.*                          431
 14,800      Tandem Computers, Inc.*                          202
  7,500      Tandy Corp.                                      316
 21,300      3Com Corp.*                                    1,600
 21,900      Unisys Corp.*                                    167
                                                         --------
                                                           40,892
 CONSTRUCTION--0.2%
 14,400      Dover Corp.                                      769
 22,600      Dresser Industries, Inc.                         740
                                                         --------
                                                            1,509
 COSMETICS AND PERSONAL CARE--0.6%
 56,200      Gillette Co.                                   4,145
 CREDIT INSTITUTIONS--0.6%
  6,800      Beneficial Corp.                                 422
 20,672      Dean Witter Discover & Co.                     1,413
 12,200      Household International, Inc.                  1,156
 28,050      MBNA Corp.                                     1,133
  7,400      MGIC Investment Corp.                            554
                                                         --------
                                                            4,678
 ELECTRICAL SERVICES--2.7%
 23,600      American Electric Power Co., Inc.                979
 18,600      Baltimore Gas and Electric Co.                   518
 19,200      Carolina Power & Light Co.                       703
 26,500      Central and South West Corp.                     709
 19,910      Cinergy Corp.                                    667
 29,600      Consolidated Edison Co. of New York, Inc.        858
 22,400      Dominion Resources, Inc.                         854
 18,300      DTE Energy Co.                                   586
 25,600      Duke Power Co.                                 1,187
 55,300      Edison International                           1,099
 28,800      Entergy Corp.                                    781
 23,100      FPL Group, Inc.                                1,066
 15,200      General Public Utilities Corp.                   511
 18,200      Niagara Mohawk Power Corp.*                      159
  8,700      Northern States Power Co.                        410
 19,200      Ohio Edison Co.                                  442
 52,400      Pacific Gas & Electric Co.                     1,264

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands, except shares)

 Shares      Description                                Value
-------------------------------------------------------------
              EQUITY INDEX PORTFOLIO--CONTINUED
 ELECTRICAL SERVICES--CONTINUED
  37,100     PacifiCorp                              $    779
  28,100     Peco Energy Co.                              717
  20,400     PP&L Resources, Inc.                         467
  30,800     Public Service Enterprise Group, Inc.        882
  84,900     Southern Co.                               1,889
  28,300     Texas Utilities Co.                        1,118
  27,200     Unicom Corp.                                 724
  12,900     Union Electric Co.                           513
                                                     --------
                                                       19,882
 ELECTRONICS AND OTHER ELECTRICAL EQUIPMENT--7.3%
  17,000     Advanced Micro Devices, Inc.*                412
  27,656     AMP, Inc.                                  1,058
   7,587     Andrew Corp.*                                439
  13,600     Cooper Industries, Inc.                      564
  14,700     DSC Communications Corp.*                    265
  28,300     Emerson Electric Co.                       2,777
 208,200     General Electric Co.                      21,653
  17,300     General Instrument Corp.*                    383
   4,900     Harris Corp.                                 336
 103,700     Intel Corp.                               13,157
  14,800     ITT Corp. *                                  683
  16,300     LSI Logic Corp.*                             491
  12,800     Maytag Corp.                                 245
  26,300     Micron Technology, Inc.                      871
  74,700     Motorola, Inc.                             4,136
  17,400     National Semiconductor Corp.*                426
   6,000     National Service Industries, Inc.            210
  32,600     Northern Telecom, Ltd.                     2,143
   5,600     Raychem Corp.                                477
   9,700     Scientific-Atlanta, Inc.                     150
  82,300     TeleCommunications, Inc.*                  1,111
  23,900     Texas Instruments, Inc.                    1,524
   5,100     Thomas & Betts Corp.                         231
   9,400     Whirlpool Corp.                              470
                                                     --------
                                                       54,212
 FOOD AND BEVERAGES--8.7%
  62,500     Anheuser-Busch Cos., Inc.                  2,649
  68,809     Archer-Daniels-Midland Co.                 1,514
   8,700     Brown-Forman, Inc.                           404
  29,600     Campbell Soup Co.                          2,446
 314,300     Coca-Cola Co.                             16,069

 Shares      Description                       Value
----------------------------------------------------
  30,650     ConAgra, Inc.                   $ 1,628
   4,800     Coors (Adolph) Co.                   95
  18,300     CPC International, Inc.           1,524
  20,000     General Mills, Inc.               1,270
  46,600     Heinz (H.J.) Co.                  1,765
  19,400     Hershey Foods Corp.                 968
  26,700     Kellogg Co.                       1,812
   3,000     Luby's Cafeterias, Inc.              66
  88,200     McDonalds Corp.                   4,123
 197,500     PepsiCo, Inc.                     5,900
 103,200     Philip Morris Cos., Inc.         10,643
  17,100     Quaker Oats Co.                     673
  13,400     Ralston Purina Group              1,025
  61,200     Sara Lee Corp.                    2,402
  47,200     Seagram Co., Ltd.                 1,929
  20,200     Unilever N.V. ADR                 3,497
  23,700     UST, Inc.                           773
  13,300     Whitman Corp.                       306
  14,600     Wrigley (WM) Jr. Co.                852
                                             -------
                                              64,333
 FURNITURE AND FIXTURES--0.1%
  20,200     Masco Corp.                         737
 GENERAL BUILDING CONTRACTORS--0.2%
   3,600     Centex Corp.                        130
  16,000     Honeywell, Inc.                   1,098
   4,900     Kaufman & Broad Home Corp.           63
   3,000     Pulte Corp.                          92
                                             -------
                                               1,383
 GLASS, CLAY AND STONE PRODUCTS--0.2%
  29,000     Corning, Inc.                     1,175
  20,000     Newell Co.                          620
                                             -------
                                               1,795
 HEALTH SERVICES--1.9%
  12,500     Beverly Enterprises, Inc.*          165
  84,595     Columbia/HCA Healthcare Corp.     3,384
  20,500     Humana, Inc.*                       387
 168,000     Johnson & Johnson Co.             8,925
   7,950     Manor Care, Inc.*                   201
  10,200     St. Jude Medical, Inc.*             426
  27,300     Tenet Healthcare Corp.*             611
                                             -------
                                              14,099

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares      Description                               Value
------------------------------------------------------------
 HEAVY CONSTRUCTION--0.3%
  10,500     Fluor Corp.                            $    714
   5,100     Foster Wheeler Corp.                        184
  15,800     Halliburton Co.                             952
                                                    --------
                                                       1,850
 INDUSTRIAL INSTRUMENTS--2.8%
   7,200     Bard (C.R.), Inc.                           202
   7,100     Bausch & Lomb, Inc.                         264
  15,700     Becton Dickinson & Co.                      659
  14,600     Biomet, Inc.*                               241
  22,300     Boston Scientific Corp.*                  1,302
  42,500     Eastman Kodak Co.                         3,442
 128,900     Hewlett-Packard Co.                       6,944
   5,200     Johnson Controls, Inc.                      403
  30,200     Medtronic, Inc.                           1,997
   5,500     Millipore Corp.                             225
   5,500     Perkin-Elmer Co.                            339
   5,700     Polaroid Corp.                              243
  29,800     Raytheon Co.                              1,523
   4,100     Tektronix, Inc.                             200
   7,900     United States Surgical Corp.                317
  41,000     Xerox Corp.                               2,014
                                                    --------
                                                      20,315
 INSURANCE SERVICES--4.1%
  18,957     Aetna Life & Casualty Co.                  1367
   5,700     Alexander & Alexander Services, Inc.         83
  56,065     Allstate Corp.                            3,378
  25,800     American General Corp.                    1,061
  59,175     American International Group, Inc.        6,805
  13,600     AON Corp.                                   828
  22,000     Chubb Corp.                               1,193
   9,600     CIGNA Corp.                               1,357
  10,400     General Re Corp.                          1,755
  14,800     ITT Hartford Group, Inc.                  1,012
   9,025     Jefferson-Pilot Corp.                       526
  13,100     Lincoln National Corp.                      706
  14,500     Loews Corp.                               1,345
   9,100     Marsh & McLennan Cos., Inc.               1,032
  15,900     Safeco Corp.                                662
  10,600     St. Paul Cos., Inc.                         624
   9,050     Torchmark Corp.                             471
   8,300     Transamerica Corp.                          659
  80,716     Travelers Group, Inc.                     3,632

 Shares      Description                         Value
------------------------------------------------------
  23,200     United Healthcare Corp.          $  1,000
   9,200     UNUM Corp.                            654
  14,900     USF & G Corp.                         298
   4,300     USLIFE Corp.                          133
                                              --------
                                                30,581
 JEWELRY AND PRECIOUS METALS--0.0%
   4,900     Jostens, Inc.                         104
 LEATHER PRODUCTS--0.0%
   6,300     Stride Rite Corp.                      63
 LUMBER AND WOOD PRODUCTS--0.1%
  13,700     Louisiana-Pacific Corp.               310
 MACHINERY--1.4%
  22,600     Applied Materials, Inc.*              862
  18,200     Baker Hughes, Inc.                    666
  11,100     Black & Decker Corp.                  420
   3,600     Briggs & Stratton Corp.               149
  12,400     Brunswick Corp.                       316
   9,100     Case Equipment Corp.                  478
  24,300     Caterpillar, Inc.                   1,923
   5,000     Cincinnati Milacron, Inc.             104
   5,000     Cummins Engine Co., Inc.              226
  32,600     Deere & Co.                         1,455
   6,300     General Signal Corp.                  272
   4,400     Giddings & Lewis, Inc.                 52
   5,900     Harnischfeger Industries, Inc.        262
  13,800     Ingersoll-Rand Co.                    642
  21,500     Tenneco, Inc.                       1,096
   4,000     Timken Co.                            182
  19,200     Tyco Laboratories, Inc.             1,051
                                              --------
                                                10,156
 MANUFACTURING--0.1%
   3,500     Alberto-Culver Co., Class B           166
  14,900     ITT Industries                        349
                                              --------
                                                   515
 MERCHANDISE--GENERAL--0.2%
  16,400     Alco Standard Corp.                   849
   7,700     Snap-On, Inc.                         279
  11,200     Stanley Works                         330
                                              --------
                                                 1,458

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands, except shares)

 Shares      Description                                Value
-------------------------------------------------------------
              EQUITY INDEX PORTFOLIO--CONTINUED
 METAL MINING--0.7%
  45,000     Barrick Gold Corp.                      $  1,350
  28,300     Battle Mountain Gold Co.                     205
  11,750     Cyprus/Amax Minerals Co.                     291
  17,600     Echo Bay Mines Ltd.                          109
  24,600     Freeport-McMoran Copper & Gold, Inc.         775
  18,500     Homestake Mining Co.                         280
  21,200     Inco Ltd.                                    739
  12,539     Newmont Mining Corp.                         600
  30,200     Placer Dome, Inc.                            713
  16,580     Santa Fe Pacific Gold Corp.                  191
                                                     --------
                                                        5,253
 METAL PRODUCTS--0.3%
  21,927     Allegheny Teledyne Corp.                     512
   3,800     Ball Corp.                                    93
   3,800     Crane Co.                                    178
  16,200     Crown Cork & Seal Co., Inc.                  859
   6,900     McDermott International, Inc.                122
   9,350     Parker-Hannifin Co.                          380
                                                     --------
                                                        2,144
 MORTGAGE AGENCIES--1.1%
  22,500     Federal Home Loan Mortgage Corp.           2,571
 137,700     Federal National Mortgage Association      5,680
                                                     --------
                                                        8,251
 NATURAL GAS TRANSMISSION--0.8%
  13,300     Coastal Corp.                                640
   6,900     Columbia Gas System, Inc.                    446
  11,900     Consolidated Natural Gas Co.                 680
   2,600     Eastern Enterprises                           98
  32,000     Enron Corp.                                1,464
   8,700     Enserch Corp.                                203
   6,300     Nicor, Inc.                                  232
  17,300     Norman Energy Corp.                          268
   3,400     Oneok, Inc.                                   94
  10,700     Pacific Enterprises                          328
   4,400     Peoples Energy Corp.                         159
  10,900     Sonat, Inc.                                  564
  13,200     Williams Company, Inc.                       741
                                                     --------
                                                        5,917

 Shares      Description                               Value
------------------------------------------------------------
 OIL AND GAS--1.1%
  15,800     Burlington Resources, Inc.             $    837
   3,100     Helmerich & Payne, Inc.                     167
   4,300     Louisiana Land & Exploration Co.            257
  40,700     Occidental Petroleum Corp.                  977
  13,200     Oryx Energy Co.*                            274
  19,000     Panenergy Corp.                             836
  10,700     Rowan Cos., Inc.*                           253
  11,400     Santa Fe Energy Resources, Inc.*            165
  30,900     Schlumberger Ltd.                         3,214
  31,376     Union Pacific Resources Group, Inc.*        937
   6,700     Western Atlas, Inc.*                        472
                                                    --------
                                                       8,389
 PAPER PRODUCTS--2.0%
   6,600     Avery Dennison Corp.                        466
   6,600     Bemis Co., Inc.                             235
   6,100     Boise Cascade Co.                           189
  12,000     Champion International Corp.                516
  11,500     Georgia-Pacific Corp.                       837
  37,835     International Paper Co.                   1,608
  10,700     James River Corp.                           342
  35,492     Kimberly-Clark Corp.                      3,470
   6,600     Mead Corp.                                  391
  52,800     Minnesota Mining & Manufacturing Co.      4,422
  12,504     Stone Container Corp.                       192
   7,000     Temple Inland, Inc.                         376
   8,600     Union Camp Corp.                            423
  12,850     Westvaco Corp.                              363
  25,000     Weyerhaeuser Co.                          1,150
                                                    --------
                                                      14,980
 PERSONAL SERVICES--0.6%
  13,000     Block (H.& R.), Inc.                        380
  15,500     HFS Inc.*                                 1,004
  24,600     Hilton Hotels Corp.                         719
  16,100     Marriott International Corp.                898
  29,700     Service Corp. International                 895
   7,000     Willamette Industries, Inc.                 476
                                                    --------
                                                       4,372
 PETROLEUM PRODUCTS--7.4%
  11,700     Amerada Hess Corp.                          689
  62,700     Amoco Corp.                               4,867
   8,100     Ashland Oil, Inc.                           389
  20,300     Atlantic Richfield Co.                    2,824

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares      Description                                  Value
---------------------------------------------------------------
  82,300     Chevron Corp.                             $  5,514
 156,600     Exxon Corp.                                 14,818
   6,200     Kerr-McGee Corp.                               434
  49,700     Mobil Corp.                                  6,014
   5,900     Pennzoil Co.                                   332
  33,200     Phillips Petroleum Co.                       1,498
  67,600     Royal Dutch Petroleum Co.                   11,484
   9,300     Sun Co., Inc.                                  233
  33,300     Texaco, Inc.                                 3,301
  31,300     Unocal Corp.                                 1,275
  36,200     USX-Marathon Group                             828
                                                       --------
                                                         54,500
 PRINTING AND PUBLISHING--1.3%
   9,400     American Greetings Corp.                       265
  10,400     Deluxe Corp.                                   322
  19,300     Donnelley (R.R.) & Sons Co.                    647
  12,200     Dow Jones & Co., Inc.                          424
  17,800     Gannett Co., Inc.                            1,397
   3,900     Harland (John H.) Co.                          120
  12,100     Knight-Ridder, Inc.                            508
  12,500     McGraw-Hill Cos., Inc.                         569
   3,400     Meredith Corp.                                 175
  12,600     Moore Corp. Ltd.                               265
  12,300     New York Times Co.                             460
  71,700     Time Warner, Inc.                            2,922
  13,000     Times Mirror Co.                               681
   7,700     Tribune Co.                                    666
                                                       --------
                                                          9,421
 PROFESSIONAL SERVICES--2.2%
   5,800     Autodesk, Inc.                                 162
  36,500     Automatic Data Processing, Inc.              1,565
  45,950     Computer Associates International, Inc.      3,021
   9,500     Computer Sciences Corp.*                       747
  49,625     CUC International, Inc.*                     1,309
  56,500     First Data Corp.                             2,253
  10,300     Interpublic Group of Cos., Inc.                510
  44,500     Novell, Inc.*                                  490
  82,500     Oracle Systems Corp.*                        4,042
  10,200     Ryder System, Inc.                             310
   7,300     Safety-Kleen Corp.                             116
   3,000     Shared Medical Systems Corp.                   149
  23,200     Sun Microsystems, Inc.*                      1,351
                                                       --------
                                                         16,025

 Shares      Description                                 Value
--------------------------------------------------------------
 RECREATION AND LEISURE SERVICES--1.2%
   6,400     Bally Entertainment Corp.*               $    186
  85,500     Disney (Walt) Co.                           6,306
   9,200     Harcourt General, Inc.                        503
  13,000     Harrah's Entertainment, Inc.*                 231
  10,850     Hasbro, Inc.                                  446
   4,700     King World Productions, Inc.*                 179
  34,445     Mattel, Inc.                                1,063
                                                      --------
                                                         8,914
 RESEARCH AND CONSULTING SERVICES--0.2%
  21,400     Cognizant Corp.*                              738
  21,400     Dun & Bradstreet Corp.                        484
   6,000     EG&G, Inc.                                    110
                                                      --------
                                                         1,332
 RETAIL--4.4%
  31,800     Albertson's, Inc.                           1,109
  18,400     American Stores Co.                           734
  13,100     Charming Shoppes, Inc.*                        67
  12,300     Circuit City Stores, Inc.                     411
  13,300     CVS Corp                                      547
  19,900     Darden Restaurants, Inc.                      172
  27,300     Dayton-Hudson Corp.                         1,061
  14,300     Dillard Department Stores, Inc.               438
  26,200     Federated Department Stores, Inc.*            894
  36,200     Gap, Inc.                                   1,163
   7,500     Giant Food, Inc.                              253
   4,800     Great Atlantic & Pacific Tea Co., Inc.        157
  60,400     Home Depot, Inc.                            3,148
  61,300     K-Mart Corp.*                                 682
  15,800     Kroger Co.*                                   729
  34,100     Limited, Inc.                                 614
   2,500     Long Drug Stores Corp.                        125
  21,700     Lowe's Cos., Inc.                             882
  31,500     May Department Stores Co.                   1,536
   4,600     Mercantile Stores Co., Inc.                   231
  10,300     Nordstrom, Inc.                               448
  28,400     Penney (J.C.), Inc.                         1,526
   7,800     Pep Boys-Manny Moe & Jack                     286
  24,703     Price/Costco, Inc.*                           574
  10,600     Rite Aid Corp.                                420
   6,400     Ryan's Family Steak Houses, Inc.*              45
  49,400     Sears, Roebuck & Co.                        2,458
   6,100     Shoney's, Inc.*                                50

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands, except shares)

 Shares      Description                           Value
--------------------------------------------------------
           EQUITY INDEX PORTFOLIO--CONTINUED
 RETAIL--CONTINUED
   9,200     TJX Cos., Inc.                     $    415
  34,500     Toys "R" Us, Inc.*                    1,190
 289,200     Wal-Mart Stores, Inc.                 7,375
  31,000     Walgreen Co.                          1,294
  16,200     Wendy's International, Inc.             346
  19,100     Winn-Dixie Stores, Inc.                 642
  16,800     Woolworth Corp.*                        403
                                                --------
                                                  32,425
 RUBBER AND PLASTICS--0.8%
   4,600     Armstrong World Industries, Inc.        346
  10,500     Cooper Tire & Rubber Co.                215
  19,600     Goodyear Tire & Rubber Co.              951
  73,900     Monsanto Co.                          2,938
  18,900     Rubbermaid, Inc.                        454
   7,800     Tupperware Corp.                        413
                                                --------
                                                   5,317
 SANITARY SERVICES--0.5%
  26,800     Browning-Ferris Industries, Inc.        720
  39,500     Laidlaw, Inc.                           484
  61,900     WMX Technologies, Inc.                2,229
                                                --------
                                                   3,433
 SERVICE INDUSTRY MACHINERY--0.2%
  14,566     Pall Corp.                              381
   3,600     Trinova Corp.                           131
  53,100     Westinghouse Electric Corp.             996
                                                --------
                                                   1,508
 STEEL PRODUCTS--0.8%
  28,500     Alcan Aluminum Ltd.                   1,004
  22,000     Aluminum Co. of America               1,400
  13,400     Armco, Inc.*                             60
   5,400     Asarco, Inc.                            147
  14,000     Bethlehem Steel Corp.*                  126
  18,187     Engelhard Corp.                         355
   6,100     Inland Steel Industries, Inc.           114
  11,100     Nucor Corp.                             604
   6,500     Owens Corning Fiberglass Corp.          279
   8,300     Phelps Dodge Corp.                      603
   8,000     Reynolds Metals Co.                     476
  10,600     USX-U.S. Steel Group                    319

 Shares      Description                             Value
----------------------------------------------------------
  11,475     Worthington Industries, Inc.         $    228
                                                  --------
                                                     5,715
 TEXTILES--0.1%
   9,600     Fruit of the Loom, Inc.*                  342
   4,900     Russell Corp.                             141
   2,500     Spring Industries, Inc.                   116
                                                  --------
                                                       599
 TOBACCO PRODUCTS--0.1%
  21,500     American Brands, Inc.                   1,027
 TRANSPORTATION PARTS AND EQUIPMENT--4.7%
  35,600     Allied Signal, Inc.                     2,608
  43,900     Boeing Co.                              4,362
  91,900     Chrysler Corp.                          3,262
  12,800     Dana Corp.                                398
   9,800     Eaton Corp.                               679
   7,700     Echlin, Inc.                              259
   4,500     Fleetwood Enterprises, Inc.               137
 149,100     Ford Motor Co.                          4,883
   7,900     General Dynamics Corp.                    583
  95,300     General Motors Corp.                    5,492
  15,400     Illinois Tool Works, Inc.               1,320
  25,254     Lockheed Martin Corp.*                  2,289
  27,100     McDonnell Douglas Corp.                 1,433
   9,520     Navistar International. Corp.*             90
   7,300     Northrop Grumman Co.                      607
   4,860     PACCAR, Inc.                              323
  27,500     Rockwell International Corp.            1,767
  10,200     Textron, Inc.                             973
   8,100     TRW, Inc.                                 789
  15,400     United Technologies Corp.               2,160
                                                  --------
                                                    34,414
 TRANSPORTATION SERVICES--1.4%
  11,500     AMR Corp.*                              1,049
  19,265     Burlington Northern Santa Fe Corp.      1,732
   4,900     Caliber Systems Inc.                       95
  10,200     Conrail, Inc.                             992
   5,500     Consolidated Freightways, Inc.            133
  26,700     CSX Corp.                               1,248
  10,000     Delta Air Lines, Inc.                     753
  14,400     Federal Express Corp.*                    637
  15,900     Norfolk Southern Corp.                  1,431
  18,200     Southwest Airlines Co.                    450

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares/
 Principal
 Amount      Description                      Value
---------------------------------------------------
  30,700     Union Pacific Corp.           $  1,788
   8,000     USAir Group*                       186
                                           --------
                                             10,494
 WHOLESALE--0.7%
   4,800     Fleming Cos., Inc.                  79
  15,250     Genuine Parts Co.                  686
   6,400     Grainger (W.W.), Inc.              509
  36,200     Nike, Inc.                       2,059
   3,600     Potlatch Corp.                     159
   7,100     Reebok International, Ltd.*        270
   6,300     Sigma-Aldrich, Corp.               394
   8,500     Supervalu Stores, Inc.             252
  22,900     Sysco Corp.                        781
                                           --------
                                              5,189
---------------------------------------------------
 TOTAL COMMON STOCKS
  (Cost $530,260)                          $724,714
---------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--0.3%
             U.S. Treasury Bills #
 $180        5.095% Due 12/26/96           $    177
  100        4.906% Due 01/09/97                 99
  820        4.940% Due 01/09/97                809
  400        4.990% Due 01/09/97                395
  390        5.220% Due 01/09/97                383
---------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $1,863)                            $  1,863
---------------------------------------------------

 Principal
 Amount      Description                            Value
---------------------------------------------------------
 SHORT-TERM INVESTMENT--1.3%
             Berliner Handels und Frankfurter,
             Grand Cayman
 $9,787      5.688% Due 12/02/96                 $  9,787
---------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $9,787)                                  $  9,787
---------------------------------------------------------
 TOTAL INVESTMENTS--99.8%
  (Cost $541,910)                                $736,364
---------------------------------------------------------
 Other assets, less liabilities--0.2%               1,374
---------------------------------------------------------
 NET ASSETS--100.0%                              $737,738
---------------------------------------------------------
---------------------------------------------------------

OPEN FUTURES CONTRACTS:

            Number of       Contract       Contract        Contract        Unrealized
 Type       Contracts        Amount        Position       Expiration          Gain
-------------------------------------------------------------------------------------
S&P 500        30            $9,997          Long          12/20/96          $1,377
-------------------------------------------------------------------------------------

*Non-income producing security.

#Securities pledged to cover margin requirements for open futures contracts.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands, except shares)

 Shares      Description                            Value
----------------------------------------------------------
                 FOCUSED GROWTH PORTFOLIO
 COMMON STOCKS--98.3%
 BANKING--5.2%
 125,800     First USA, Inc.                       $ 4,136
  26,500     State Street Bank Boston Corp.          1,792
                                                   -------
                                                     5,928
 CHEMICALS AND ALLIED PRODUCTS--10.4%
  34,400     American Home Products Corp.            2,210
  25,000     Lilly (Eli) & Co.                       1,913
  44,900     Merck & Co., Inc.                       3,727
  81,400     Praxair, Inc.                           3,958
                                                   -------
                                                    11,808
 COMMUNICATIONS--3.0%
  43,999     Lucent Technologies, Inc.               2,255
  15,400     Reuters Holding PLC ADR                 1,118
                                                   -------
                                                     3,373
 COMPUTERS AND OFFICE MACHINES--3.6%
  30,200     Cisco Systems, Inc.*                    2,050
  37,000     Parametric Technology Corp.*            2,012
                                                   -------
                                                     4,062
 CREDIT INSTITUTIONS--4.0%
  41,300     Associates First Capital Corp.          1,998
  62,500     Green Tree Financial Corp.              2,617
                                                   -------
                                                     4,615
 ELECTRONICS AND OTHER ELECTRICAL EQUIPMENT--
  18.7%
  63,700     General Electric Co.                    6,625
  20,500     Intel Corp.                             2,601
  43,000     Linear Technology Corp.                 2,026
  64,900     Motorola, Inc.                          3,594
 110,000     Solectron Corp.*                        6,435
                                                   -------
                                                    21,281
 FOOD AND BEVERAGES--5.4%
  43,000     Philip Morris Cos., Inc.                4,434
  50,100     Starbucks Corp.*                        1,735
                                                   -------
                                                     6,169
 GLASS, CLAY AND STONE PRODUCTS--0.8%
 33,000      Newell Co.                              1,023
 HEALTH SERVICES--4.2%
 89,350      Health Management Associates, Inc.,
              Class A*                               1,977
 53,600      Johnson & Johnson Co.                   2,847
                                                   -------
                                                     4,824

 Shares      Description                                Value
-------------------------------------------------------------------
 INDUSTRIAL INSTRUMENTS--4.0%
  45,400     Hewlett-Packard Co.                       $  2,446
  41,800     Raytheon Co.                                 2,137
                                                       --------
                                                          4,583
 INSURANCE SERVICES--4.1%
  16,500     American International Group, Inc.           1,897
  28,000     MBIA, Inc.                                   2,831
                                                       --------
                                                          4,728
 MEDICAL PRODUCTS AND EQUIPMENT--2.1%
  36,000     Medtronic, Inc.                              2,380
 MORTGAGE AGENCIES--2.0%
  55,000     Federal National Mortgage Association        2,269
 PROFESSIONAL SERVICES--13.4%
  20,600     Cintas Corp.                                 1,251
  34,100     Computer Associates International, Inc.      2,242
  25,700     Computer Sciences Corp.*                     2,021
 135,150     CUC International, Inc.*                     3,565
  88,002     First Data Corp.                             3,509
 127,000     Olsten Corp.                                 1,730
  15,500     Sun Microsystems, Inc.*                        903
                                                       --------
                                                         15,221
 RECREATION AND LEISURE SERVICES--10.3%
  35,000     Callaway Golf Co.                            1,063
 120,500     Carnival Corp., Class A                      3,811
 104,100     Circus Circus Enterprises, Inc.*             3,800
  41,600     Disney (Walt) Co.                            3,068
                                                       --------
                                                         11,742
 RETAIL--7.1%
  65,000     Kohls Corp.*                                 2,592
  18,300     Home Depot, Inc.                               954
  66,200     PETsMART, Inc.*                              1,688
  45,000     Staples, Inc.*                                 889
  35,300     Tommy Hilfiger Corp.*                        1,906
                                                       --------
                                                          8,029
-------------------------------------------------------------------
 TOTAL COMMON STOCKS
  (Cost $92,269)                                           $112,035
-------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Principal
 Amount      Description                          Value
-------------------------------------------------------------
 SHORT-TERM INVESTMENT--1.8%
             Berliner Handels und Frankfurter,
             Grand Cayman
 $2,008      5.688% Due 12/02/96                 $  2,008
-------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $2,008)                                  $  2,008
-------------------------------------------------------------
 TOTAL INVESTMENTS--100.1%
  (Cost $94,277)                                 $114,043
-------------------------------------------------------------
 Liabilities, less other assets--(0.1)%             (144)
-------------------------------------------------------------
 NET ASSETS--100.0%                              $113,899
-------------------------------------------------------------
-------------------------------------------------------------

*Non-income producing security.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands, except shares)

 Shares     Description                                              Value
--------------------------------------------------------------------------
                         INTERNATIONAL GROWTH PORTFOLIO
 COMMON STOCKS--89.0%
 AUSTRALIA--2.8%
    90,000  Broken Hill Proprietary Co.                           $  1,321
   270,000  News Corp. Ltd.                                          1,438
   165,000  WMC Ltd.                                                 1,048
                                                                  --------
                                                                     3,807
 CZECH REPUBLIC--0.6%
    90,000  Czechoslovakia & Slovak Investment Corp.*                  756
    12,000  Czechoslovakia & Slovak Investment Corp. Warrants *         12
                                                                  --------
                                                                       768
 FINLAND--0.7%
    16,000  Nokia Corp. ADR                                            898
 FRANCE--7.3%
    11,000  Cie Generale des Eaux                                    1,356
    17,000  Elf Aquitaine S.A.                                       1,485
    25,000  Havas S.A.                                               1,771
    55,000  Lagardere S.C.A.                                         1,664
    12,000  Lyonnaise Des Eaux S.A.                                  1,142
    15,000  PSA Peugeot                                              1,844
    27,000  Rhone-Poulenc, Class A                                     875
                                                                  --------
                                                                    10,137
 GERMANY--6.0%
     1,800  Bayerische Motoren Werke A.G.                            1,168
    45,000  Commerzbank A.G.                                         1,107
    25,000  Hoechst A.G.                                             1,095
     3,000  Mannesmann A.G.                                          1,252
    33,000  VEBA A.G.                                                1,931
     4,500  Volkswagen A.G.                                          1,805
                                                                  --------
                                                                     8,358
 HONG KONG--3.3%
   125,000  Citic Pacific Ltd.                                         652
    80,000  Guoco Group Ltd.                                           437
   600,000  Hong Kong Telecommunications Ltd.                        1,040
   140,000  Hutchison Whampoa Ltd.                                   1,082
   135,000  Swire Pacific Ltd.                                       1,279
                                                                  --------
                                                                     4,490
 ITALY--2.9%
 1,000,000  Credito Italiano                                         1,096
   225,000  Ente Nazionale Idrocarburi S.p.A.                        1,185
   675,000  Pirelli S.p.A.                                           1,234
   125,000  Stet Societa' Finanziaria Telefonica S.p.A.                531
                                                                  --------
                                                                     4,046

 Shares     Description                                   Value
---------------------------------------------------------------
 JAPAN--27.2%
   110,000  Asahi Bank Ltd.                            $  1,073
     5,000  Bellsystem 24, Inc.                             620
    45,000  CMK Corp.                                       637
    40,000  CSK Corp.                                     1,128
    60,000  Eisai Co. Ltd.                                1,181
    18,000  FamilyMart                                      712
    14,000  Forval Corp.                                    578
   280,000  Hitachi Zosen Corp.                           1,297
    30,000  Honda Motor Co., Ltd.                           886
    65,000  Industrial Bank of Japan                      1,285
   300,000  Ishikawajima-Harima Heavy Industries Co.      1,397
   300,000  Isuzu Motors Ltd.                             1,500
    63,000  Japan Radio Co.                                 769
    50,000  Laox                                            769
   150,000  Long-Term Credit Bank of Japan                  949
    14,000  Mars Engineering Corp.                          535
   280,000  Marubeni Corp.                                1,267
    22,000  Matsumotokiyoshi                                746
    55,000  Matsushita Electric Industrial Co. Ltd.         952
    30,000  Matsushita-Kotobuki Electron                    770
   120,000  Minebea Co. Ltd.                              1,025
   110,000  Mitsubishi Estate Co. Ltd.                    1,392
    13,000  Nichii Gakkan Co.                               617
    50,000  Nikko Securities Co. Ltd.                       466
    23,000  Nintendo Corp. Ltd                            1,628
       165  Nippon Telegraph & Telephone Corp.            1,177
   575,000  NKK Corp.*                                    1,415
    25,000  Nomura Securities Co. Ltd.                      422
   200,000  NSK Ltd.                                      1,278
    24,000  Orix Corp.                                      915
   120,000  Ricoh Co. Ltd.                                1,286
    30,000  Sagami Chain Co. Ltd.                           535
    20,000  Sony Corp.                                    1,281
    80,000  Sumitomo Electric Industries                  1,125
    60,000  Takeda Chemical Industries                    1,176
   230,000  Teijin Ltd.                                   1,097
    50,000  Tokyo Style                                     738
    35,000  Toyota Motor Corp.                              957
                                                       --------
                                                         37,581
 MALAYSIA--2.4%
   120,000  AMMB Holdings Berhad                            954
   200,500  Genting Berhad                                1,428
   100,000  Malayan Banking Berhad                          989
                                                       --------
                                                          3,371

See accompanying notes to financial statements.

--------------------------------------------------------------------------------


 Shares     Description                                            Value
------------------------------------------------------------------------
 NETHERLANDS--4.5%
    23,000  ABN AMRO Holding N.V.                               $  1,490
    17,000  Akzo Nobel                                             2,256
    35,000  ING Groep N.V.                                         1,226
    20,000  Koninklijke Ahold N.V.                                 1,251
                                                                --------
                                                                   6,223
 NORWAY--0.8%
    70,000  Saga Petroleum A.S.A.                                  1,135
 SINGAPORE--1.4%
    67,000  Development Bank of Singapore Ltd.                       865
   140,000  Keppel Corp. Ltd.                                      1,088
                                                                --------
                                                                   1,953
 SOUTH AFRICA--0.5%
    28,000  South African Breweries Ltd.                             706
 SOUTH KOREA--0.5%
    80,000  Cho Hung Bank Co. Ltd. General Depository Receipt        652
       368  Daewoo Corp.                                               3
                                                                --------
                                                                     655
 SPAIN--3.4%
    23,000  Banco Santander S.A.                                   1,247
    30,000  Empresa Nacional de Electricidad S.A.                  2,027
    40,000  Repsol S.A. ADR                                        1,465
                                                                --------
                                                                   4,739
 SWEDEN--1.0%
    30,000  Astra AB                                               1,439
 SWITZERLAND--4.9%
     1,200  Ciba-Geigy A.G.                                        1,486
    19,000  CS Holding A.G.                                        2,024
     9,000  SMH A.G.                                               1,306
     7,000  Zurich Versicherungsgesellschaft                       1,989
                                                                --------
                                                                   6,805
 TAIWAN--0.8%
   433,500  Far Eastern Department Stores Ltd.                       577
   625,000  Pacific Construction*                                    527
                                                                --------
                                                                   1,104
 UNITED KINGDOM--18.0%
   115,000  Barclays PLC                                           1,978
   200,000  Cable & Wireless PLC                                   1,600
   135,000  Commercial Union PLC                                   1,497
   350,000  General Electric Co. PLC                               2,191
    30,000  Glaxo Wellcome PLC ADR                                   986
   120,000  Imperial Chemical Industries PLC                       1,556

 Shares/
 Principal
 Amount        Description                            Value
------------------------------------------------------------
   175,000     Kingfisher PLC                      $  1,908
   175,000     Marks & Spencer PLC                    1,492
   600,000     National Grid Group PLC                1,976
   175,000     National Westminster Bank PLC          2,024
   125,000     Pearson PLC                            1,544
   200,000     Rank Group PLC                         1,462
    70,000     RTZ Corp. PLC                          1,177
   425,000     Tomkins PLC                            1,775
    38,000     Vodafone Group PLC ADR                 1,644
                                                   --------
                                                     24,810
------------------------------------------------------------
 TOTAL COMMON STOCKS
  (Cost $118,511)                                  $123,025
------------------------------------------------------------
 PREFERRED STOCK--1.0%
 GERMANY--1.0%
    29,000     Henkel KGaA-Vorzug                  $  1,445
------------------------------------------------------------
 TOTAL PREFERRED STOCK
  (Cost $1,223)                                    $  1,445
------------------------------------------------------------
 OTHER--4.2%
 JAPAN--4.2%
 2,200,000     Nikkei 300 Stock Index Fund*        $  5,761
------------------------------------------------------------
 TOTAL OTHER
  (Cost $6,274)                                    $  5,761
------------------------------------------------------------
 SHORT-TERM INVESTMENT--6.7%
               Berliner Handels und Frankfurter,
               Grand Cayman
 $   9,249     5.688% Due 12/02/96                 $  9,249
------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $9,249)                                    $  9,249
------------------------------------------------------------
 TOTAL INVESTMENTS--100.9%
  (Cost $135,257)                                  $139,480
------------------------------------------------------------
 Liabilities, less other assets--(0.9)%              (1,204)
------------------------------------------------------------
 NET ASSETS--100.0%                                $138,276
------------------------------------------------------------
------------------------------------------------------------

*Non-income producing security.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands, except shares)
                   INTERNATIONAL GROWTH PORTFOLIO--CONTINUED

At November 30, 1996 the Portfolio's investments, excluding the short-term investment, were diversified as follows:

INDUSTRY/SECTOR
--------------------------
Auto                  5.1%
Basic Industry       19.5
Capital Goods         8.1
Consumer Goods       14.1
Financial Services   19.5
Medical               5.3
Real Estate           1.5
Retail                6.1
Steel                 1.0
Technology            5.0
Other                14.8
--------------------------
TOTAL               100.0%
--------------------------


See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                          Value
--------------------------------------------------
     SMALL COMPANY INDEX PORTFOLIO
 COMMON STOCKS--93.5%
 AGRICULTURE--0.5%
  2,600 Barefoot, Inc.                    $     33
  2,700 DeKalb Genetics Corp.                  101
  2,999 Delta & Pine Land Co.                   96
  5,300 Dimon, Inc.                            110
  8,100 Longview Fibre Co.                     148
  2,400 Northland Cranberries, Inc.             53
  1,500 Tejon Ranch Co.                         24
                                          --------
                                               565
 APPAREL--0.5%
  1,600 Donnkenny, Inc.*                         6
    800 Fossil, Inc.*                           10
  1,500 Gadzooks, Inc.*                         43
  4,200 Genesco, Inc.*                          43
  4,300 Hartmarx Corp.*                         23
  3,250 Kellwood Co.                            58
  1,100 Kenneth Cole Productions, Inc.*         17
  1,100 Marisa Christina, Inc.*                  8
  5,600 Nautica Enterprises, Inc.*             179
  1,900 Oshkosh B' Gosh, Inc.                   28
  2,300 St. John Knits, Inc.                    99
  1,900 Starter Corp.*                          12
  1,650 Unitog Co.                              45
  1,500 Vans, Inc.*                             23
                                          --------
                                               594
 BANKING--7.9%
  2,000 Aames Financial Corp.                   86
  1,880 Albank Financial Corp.                  62
  1,900 Amcore Financial, Inc.                  42
  1,900 American Federal Bank                   36
  1,000 Anchor Bancorp, Inc.                    35
  3,075 Associated Banc-Corp.                  135
  2,900 BancorpSouth, Inc.                      76
  1,302 Bank of Granite Corp.                   42
  1,200 BankAtlantic Bancorp, Inc.              15
  2,264 Bankers Corp.                           44
  1,200 Banknorth Group, Inc.                   46
  1,100 Bay View Capital Corp.                  45
    990 Brenton Banks, Inc.                     25
  7,180 Cal Fed Bancorp*                       174
  1,400 CBT Corp.                               33

 Shares Description                                         Value
-----------------------------------------------------------------
  2,300 CCB Financial Corp.                              $    153
  3,600 Centura Banks, Inc.                                   164
  1,787 Chittenden Corp.                                       45
    900 CitFed Bancorp, Inc.                                   42
  2,100 Citizens Bancorp                                      121
  1,700 Citizens Banking Corp.                                 53
  5,900 City National Corp.                                   122
  2,978 CNB Bancshares, Inc.                                  107
  2,900 Coast Savings Financial, Inc.*                        103
  1,400 Cole Taylor Financial Group, Inc.                      40
  3,100 Collective Bancorp, Inc.                              110
  1,700 Colonial BancGroup, Inc.                               68
  1,768 Commerce Bancorp, Inc.                                 51
  2,300 Commercial Federal Corp.                              111
  2,654 Commonwealth Bancorp                                   38
  1,800 Community First Bankshares, Inc.                       49
    800 CPB, Inc.                                              24
  3,880 Cullen/Frost Bankers, Inc.                            138
  1,685 Downey Financial Corp.                                 48
  1,080 F & M Bancorp                                          33
  3,055 F & M National Corp.                                   60
  1,607 Fidelity National Corp.                                27
  1,370 Financial Trust Corp.*                                 39
  1,700 First Citizens Bancshares, Inc.                       136
  1,900 First Commercial Bancshares, Inc.                      47
  3,437 First Commercial Corp.                                125
  3,500 First Commonwealth Financial Corp.                     64
  1,700 First Federal Financial Corp.*                         41
  2,700 First Federal Savings Bank of Colorado                 48
  2,152 First Financial Bancorp                                66
    925 First Financial Bancshares, Inc.                       33
  4,700 First Financial Corp.                                 140
  3,700 First Hawaiian, Inc.                                  120
  1,039 First Indiana Corp.                                    26
  4,054 First Michigan Bank Corp.                             116
  1,900 First Midwest Bancorp, Inc.                            68
  1,900 First Savings Bank of Washington Bancorp, Inc.         35
  1,050 First United Bancshares, Inc.                          29
  1,388 First Western Bancorp, Inc.                            37
  1,800 Firstbank of Illinois Co.                              61
  2,025 FirstBank Puerto Rico                                  51
  4,800 Firstmerit Corp.                                      167
  1,559 FNB Corp.                                              36

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands, except shares)

 Shares Description                                    Value
------------------------------------------------------------
    SMALL COMPANY INDEX PORTFOLIO--
               CONTINUED
BANKING--CONTINUED
  1,750 Fort Wayne National Corp.                   $     66
  5,159 Fulton Financial Corp.                           107
  6,876 Glendale Federal Bank FSB*                       144
  2,300 Great Financial Corp.                             69
  1,400 Hancock Holding Co.                               59
  1,113 Harleysville National Corp.                       28
    500 Harris Savings Bank                                9
    900 Heritage Financial Services, Inc.                 19
  3,897 Home Financial Corp.                              67
  1,000 Homeland Bankshares Corp.                         41
  2,529 Hubco, Inc.                                       62
  2,556 Imperial Bancorp*                                 58
  3,464 Imperial Credit Industries, Inc.*                 74
     69 Investors Financial Services Corp.,
         Class A*                                          2
    500 Irwin Financial Corp.                             24
  2,300 Jefferson Bancshares, Inc.                        67
  5,849 Keystone Financial, Inc.                         158
  2,100 Klamath First Bancorp                             31
    900 Liberty Bancorp, Inc.                             37
  3,900 Long Island Bancorp, Inc.                        125
  2,200 Magna Bancorp, Inc.                               38
  4,400 Magna Group, Inc.                                134
  2,250 Mark Twain Bancshares, Inc.                      112
  3,259 Mid-Am, Inc.                                      58
  2,600 ML Bancorp, Inc.                                  38
    600 National Bancorp of Alaska, Inc.                  42
  1,638 National City Bancshares, Inc.                    48
  3,950 National Commerce Bancorp                        144
  1,126 National Penn Bancshares, Inc.                    29
  1,651 New York Bancorp, Inc.                            56
  3,900 North Fork Bancorp, Inc.                         133
    729 North Side Savings Bank                           38
  3,900 Old National Bancorp                             143
  1,000 Omega Financial Corp.                             34
  2,195 ONBANCorp, Inc.                                   85
  3,225 One Valley Bancorp of West Virginia, Inc.        121
    600 Park National Corp.                               30
  2,000 Peoples Bank of Bridgeport, CT                    56
  4,000 Peoples Heritage Financial Group, Inc.           112
  1,300 Pikeville National Corp.                          28
  1,100 Pinnacle Banc Group, Inc.                         11

 Shares Description                                    Value
------------------------------------------------------------
  1,900 Provident Bancorp, Inc.                     $     99
  1,328 Provident Bankshares Corp.                        51
  1,200 Queen City Bancorp                                56
  1,900 RCSB Financial, Inc.                              57
  2,792 Republic Bancorp, Inc.                            33
  1,797 Resource Bancshares Mortgage Group, Inc.*         27
  3,100 Riggs National Corp.*                             54
  5,414 Roosevelt Financial Group, Inc.                  104
  1,800 S & T Bancorp, Inc.                               54
  1,500 Security Capital Corp.                           107
  1,600 Silicon Valley Bancshares*                        48
  7,640 Sovereign Bancorp, Inc.                          100
  2,971 St. Paul Bancorp, Inc.                            84
  2,900 Standard Financial, Inc.*                         57
    700 Student Loan Corp.                                27
    700 Sumitomo Bank of California                       17
  2,075 Susquehanna Bancshares, Inc.                      74
  1,500 T.R. Financial Corp.*                             44
  3,100 Trust Co. of Jersey City                          46
  3,183 Trustco Bank Corp.                                68
  4,300 Trustmark Corp.                                  110
  2,698 UMB Financial Corp.                              106
  2,100 United Bankshares, Inc.                           67
  3,800 United Carolina Bancshares Corp.                 152
    900 USBancorp, Inc.                                   37
  2,800 UST Corp.                                         52
  6,700 Washington Federal, Inc.                         178
  1,300 Wesbanco, Inc.                                    39
  1,500 Westamerica Bancorp                               87
  1,718 Westcorp, Inc.                                    41
  2,375 Whitney Holding Corp.                             84
                                                    --------
                                                       8,985
 BITUMINOUS COAL AND LIGNITE SURFACE MINING--0.1%
  1,300 Addington Resources, Inc.*                        39
  1,200 Ashland Coal, Inc.                                31
  1,200 Nacco Industries, Inc.                            57
                                                    --------
                                                         127
 BROKERAGE AND FINANCIAL SERVICES--1.6%
  2,200 Alex Brown, Inc.                                 132
  2,200 Allied Capital Commercial Corp.                   49
    400 American Financial Enterprises, Inc.              11
  2,300 Amresco, Inc.                                     49
  2,900 Bankers Life Holding Corp.                        71

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                   Value
-----------------------------------------------------------
    867 BOK Financial Corp.*                       $     23
    700 CapMAC Holdings, Inc.                            23
  1,600 Carolina First Corp.                             31
    800 Cityscape Financial Corp.*                       21
  1,700 CMAC Investment Corp.                           130
  3,800 Crawford & Co., Class B                          78
  4,800 Crimmi Mae, Inc.                                 59
  1,000 Cybercash, Inc.*                                 25
  1,700 Financial Federal Corp.*                         26
  4,000 Insignia Financial Group, Inc., Class A*         91
  1,900 Inter-Regional Financial Group, Inc.             67
    600 Investment Technology Group, Inc.*               11
  1,700 Jefferies Group, Inc.                            61
  2,100 Legg Mason, Inc.                                 82
  1,540 McDonald & Co. Investments, Inc.                 47
  2,625 Morgan Keegan, Inc.                              46
  5,100 Olympic Financial Ltd.                           71
  3,600 Penncorp Financial Group, Inc.                  124
  7,550 Phoenix Duff & Phelps Corp.                      53
  3,300 Pioneer Group, Inc.                              80
  1,900 Piper Jaffray Cos., Inc.                         28
  1,857 Quick & Reilly Group, Inc.                       53
    600 RAC Financial Group, Inc.*                       32
  2,400 Raymond James Financial, Inc.                    68
  2,100 SEI Corp.                                        47
  1,500 U.S. Trust Corp.                                111
    300 Value Line, Inc.                                 12
    770 WFS Financial, Inc.*                             18
    500 Winthrop Resource Corp.*                         14
                                                   --------
                                                      1,844
 CHEMICALS AND ALLIED PRODUCTS--3.6%
  2,600 Advanced Polymer Systems, Inc.*                  20
  4,300 Alliance Pharmaceutical Corp.*                   54
  2,300 Alpharma, Inc., Class A*                         29
  3,100 Amylin Pharmaceuticals, Inc.*                    37
  1,000 Aphton Corp.*                                    18
  6,000 Arcadian Corp.                                  152
  1,100 Bush Boake Allen, Inc.*                          28
  6,300 Calgon Carbon Corp.                              73
  2,100 Capstone Pharmacy Services, Inc.*                23
  3,900 Carter-Wallace, Inc.                             61
  2,500 Cellpro, Inc.*                                   32
  3,700 Cephalone, Inc.*                                 64

 Shares Description                           Value
---------------------------------------------------
  1,500 Chemed Corp.                       $     56
  2,800 Church & Dwight, Inc.                    63
  1,500 Collagen Corp.                           30
  1,274 Copley Pharmaceutical, Inc.*             17
 10,839 Crompton & Knowles Corp.                199
  2,800 Cygnus, Inc.*                            35
  3,800 Dexter Corp.                            124
  1,700 Diagnostic Products Corp.                45
  5,000 Dura Pharmaceuticals, Inc.*             185
  2,200 Epitope, Inc.*                           27
  1,500 Ergo Science Corp.*                      18
  3,200 First Mississippi Corp.                  92
  2,200 Fuller (H.B.) Co.                       104
  2,100 GelTex Pharmaceuticals, Inc.*            38
  5,100 Genelabs Technologies, Inc.*             20
  3,600 Geon Co.                                 68
  2,100 Herbalife International, Inc.            54
  4,100 Hybridon, Inc.                           33
  5,101 ICN Pharmaceuticals, Inc.                99
  5,200 ICOS Corp.*                              40
  3,200 Immulogic Pharmaceutical Corp.*          27
  3,900 Isis Pharmaceuticals, Inc.*              64
  2,500 Jones Medical Industries, Inc.          100
  1,400 Kronos, Inc.*                            40
    500 Landec Corp.*                             4
  4,800 Lawter International, Inc.               58
  1,200 Learonal, Inc.                           28
  1,771 Life Technologies, Inc.                  39
  2,975 Lilly Industrial, Inc.                   55
    900 MacDermid, Inc.                          31
  2,900 Matrix Pharmaceutical, Inc.*             25
  1,100 McWhorter Technologies, Inc.*            22
  2,100 Medimmune, Inc.*                         32
  3,500 Mineral Technologies, Inc.              137
  3,300 Mississippi Chemical Corp.               84
  2,700 NBTY, Inc.*                              44
    600 NCH Corp.                                34
  4,200 NL Industries, Inc.*                     40
  2,600 Noven Pharmaceuticals, Inc.*             35
  2,000 OM Group, Inc.                           83
  1,000 PDT, Inc.*                               31
  1,000 Petrolite Corp.                          44
  1,800 Pharmacopeia, Inc.*                      33
  3,000 Regeneron Pharmaceuticals, Inc.*         57

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands, except shares)

 Shares Description                                    Value
------------------------------------------------------------
    SMALL COMPANY INDEX PORTFOLIO--
               CONTINUED
 CHEMICALS AND ALLIED PRODUCTS--CONTINUED
  3,300 Rexene Corp.*                               $     44
  2,000 Roberts Pharmaceutical Corp.*                     22
  3,400 Ross Cosmetics Distribution Centers, Inc.         11
  5,800 Schulman (A.), Inc.                              138
  3,000 Scotts Co.*                                       54
  4,200 Sepracor, Inc.*                                   70
  4,500 Sequus Pharmaceuticals, Inc.*                     65
  3,100 Somatogen, Inc.*                                  35
  1,600 Stepan Co.                                        30
    700 Systemix, Inc.*                                   10
  1,500 Techne Corp.*                                     36
  1,935 Tetra Tech, Inc.*                                 36
  2,200 Tetra Technologies, Inc.*                         56
  1,000 USA Detergents, Inc.*                             38
  1,800 Valhi, Inc.                                       11
  2,400 Valspar Corp.                                    138
  2,800 Vertex Pharmaceuticals, Inc.*                     90
  1,065 WD-40 Co.                                         55
  4,700 Wellman, Inc.                                     76
                                                    --------
                                                       4,100
 COMMUNICATIONS--3.4%
  1,800 ACC Corp.*                                        54
  3,400 Ackerley Communications, Inc.                     44
  2,700 Adelphia Communications Corp.*                    18
  5,800 Aliant Communications, Inc.                       93
  2,700 American Mobile Satellite Corp.*                  34
    600 American Paging, Inc.*                             3
  2,300 American Radio Systems, Inc.*                     63
  1,700 American Telecasting, Inc.*                       13
    900 Ancor Communications, Inc.*                       14
  2,800 ANTEC Corp.*                                      27
  2,100 Applied Digital Access, Inc.*                     15
  1,600 Applied Innovation, Inc.*                         11
  1,700 Argyle Television, Inc.*                          44
  2,800 ATC Communications Group, Inc.*                   43
    900 Atlantic Tele-Network, Inc.*                      17
  1,200 BET Holdings, Inc.*                               33
  2,600 Black Box Corp.*                                 107
  2,321 Block Drug Co., Inc.                             104
  1,300 Brightpoint, Inc.*                                47
  1,500 Brite Voice Systems, Inc.*                        22
  1,900 Broadband Technologies, Inc.*                     37

 Shares Description                                        Value
----------------------------------------------------------------
  2,200 C-TEC Corp.*                                    $     54
  2,450 Cable Design Technologies Corp.*                      72
  5,470 CAI Wireless Systems, Inc.*                           14
  1,600 Cellstar Corp.*                                       19
  1,800 Cellular Communications International, Inc.*          47
  2,980 Cellular Technical Services, Inc.*                    49
    900 Cellularvision USA, Inc.*                              6
  5,500 Century Communications Corp., Class A*                36
  2,100 CFW Communications Co.                                47
  2,000 CIDCO, Inc.*                                          39
  2,200 Commnet Cellular, Inc.*                               62
  1,000 Data Transmission Network Corp.*                      22
    800 Davox Corp.*                                          30
  1,100 Desktop Data, Inc.*                                   25
  1,000 Digital Systems International, Inc.*                  15
  3,400 DSP Communications, Inc.*                            132
  1,300 EIS International, Inc.*                              11
  1,200 Emmis Broadcasting Corp., Class A*                    41
  3,350 Evergreen Media Corp., Class A*                       83
  2,500 Executive Telecard Ltd.*                              18
  8,000 Executone Information Systems, Inc.*                  20
  1,100 EZ Communications, Inc., Class A*                     38
  1,700 FastComm Communications Corp.*                        14
  4,100 General Communications, Inc.*                         29
  1,700 Harmonic Lightwaves, Inc.*                            34
  2,100 Heartland Wireless Communications, Inc.*              25
    400 Heftel Broadcasting Corp., Class A*                   13
  5,100 Heritage Media Corp.*                                 71
  3,400 HighwayMaster Communications, Inc.*                   71
    900 Intercel, Inc.*                                       14
  2,000 Intermedia Communications, Inc.*                      59
  4,733 International Cabletel, Inc.*                        118
    600 IPC Information Systems, Inc.*                        10
  1,100 Jacor Communications, Inc.*                           26
  3,278 Jones Intercable, Inc., Class A*                      36
  2,100 Level One Communications, Inc.*                       72
  2,000 Lin Television Corp*                                  80
  1,200 Mastec, Inc.*                                         57
  1,900 Media General, Inc.                                   60
  3,903 Metrocall, Inc.*                                      21
  5,057 Metromedia International Group, Inc.*                 61
  2,700 MIDCOM Communications, Inc.*                          31
  8,500 Mobile Telecommunications Technologies Corp.*         99

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                              Value
------------------------------------------------------
  7,400 MobileMedia Corp.*                     $     9
  1,000 Ortel Corp.*                                22
  2,500 P-COM, Inc.*                                79
  1,100 Palmer Wireless, Inc.*                      16
    200 Paxson Communications Corp.*                 1
  1,800 People's Choice TV Corp.*                   11
  1,600 Periphonics Corp.*                          32
  1,500 Plantronics, Inc.*                          61
  1,500 ProNet, Inc.*                                7
  1,850 Renaissance Communications Corp.*           66
  1,200 SAGA Communications, Inc.*                  24
  1,000 SFX Broadcasting, Inc., Class A*            31
  1,600 Silver King Communications, Inc.*           40
  2,500 TCA Cable TV, Inc.                          73
  1,300 Tel-Save Holdings, Inc.*                    28
  1,800 Telco Systems, Inc.*                        32
  1,000 Teltrend, Inc.*                             28
  1,250 Transaction Network Services, Inc.*         16
  2,000 Trescom International, Inc.*                21
  2,900 True North Communications, Inc.             65
  2,500 U.S. Long Distance Corp.*                   22
  5,100 United International Holdings, Inc.,
         Class A*                                   69
    600 United Television, Inc.                     55
  1,800 United Video Satellite Group, Inc.*         27
  4,500 Valuevision International, Inc.*            25
  4,600 Vanguard Cellular Systems, Inc.*            78
  2,100 VideoLan Technologies, Inc.*                 4
  4,600 Westwood One, Inc.*                         76
  4,000 WinStar Communications, Inc.*               83
  2,000 Wireless One Corp.*                         19
  1,500 Young Broadcasting Corp.*                   46
                                               -------
                                                 3,890
 COMPUTERS AND OFFICE MACHINES--3.7%
  1,300 ACT Networks, Inc.*                         36
  2,800 Actel Corp.*                                62
  3,900 Alliance Semiconductor Corp.*               31
  1,400 Applix, Inc.*                               28
  4,700 AST Research, Inc.*                         21
  3,800 Auspex Systems, Inc.*                       45
  3,300 Avid Technology, Inc.*                      42
  3,166 BancTec, Inc.*                              63
    900 Boca Research, Inc.*                        11
  5,400 Borland International, Inc.*                44

 Shares Description                                  Value
----------------------------------------------------------
  1,400 Brooktrout Technology, Inc.*              $     45
  1,700 BT Office Products International, Inc.*         16
  2,300 Caere Corp.*                                    20
  1,796 Cambrex Corp.                                   57
  1,800 Centennial Technologies, Inc.*                  64
  3,200 Chips & Technologies, Inc.*                     67
  2,100 Chronimed, Inc.*                                30
  4,000 Computer Network Technology Corp.*              24
  3,300 Comverse Technology, Inc.*                     112
  2,200 Control Data Systems, Inc.*                     44
  6,900 Copytele, Inc.*                                 41
  5,500 Data General Corp.*                             80
    900 Day Runner, Inc.*                               22
  1,300 Dialogic Corp.*                                 40
  4,900 Diamond Multimedia Systems, Inc.*               63
  2,000 Digi International, Inc.*                       26
  2,900 Dynatech Corp.*                                136
  1,100 Encad, Inc.*                                    41
  2,000 EPIC Design Technology, Inc.*                   50
  1,600 Evans & Sutherland Computer Corp.*              41
  3,400 Exabyte Corp.*                                  49
  1,500 Excalibur Technologies Corp.*                   24
  2,300 Filenet Corp.*                                  83
  4,900 FTP Software, Inc.*                             39
  1,100 General Binding Corp.                           30
  1,500 HMT Technology Corp.*                           26
  2,900 Hyperion Software Corp.*                        63
  4,300 Information Resources, Inc.*                    49
  5,300 Intelligent Electronics, Inc.                   40
  6,300 Intergraph Corp.*                               57
  1,800 Interpool, Inc.*                                43
  1,600 Itron, Inc.*                                    31
  1,884 Logicon, Inc.                                   77
  2,700 Mercury Interactive Corp.*                      27
  2,700 Microcom, Inc.*                                 31
  1,400 Micros Systems, Inc.*                           41
  1,400 MicroTouch Systems, Inc.*                       35
  3,900 Miller (Herman), Inc.                          183
  3,000 Mylex Corp.*                                    37
  2,200 National Computer Systems, Inc.                 52
  5,300 Netmanage, Inc.*                                44
  3,700 Nu-Kote Holding, Inc.*                          39
  1,500 Optical Data Systems, Inc.*                     20
  5,400 PHH Corp.                                      242

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands, except shares)

 Shares Description                            Value
----------------------------------------------------
    SMALL COMPANY INDEX PORTFOLIO--
               CONTINUED
 COMPUTERS AND OFFICE MACHINES--CONTINUED
  2,400 Phoenix Technologies Ltd.*          $     41
  1,400 Planar Systems, Inc.*                     14
  7,998 Platinum Technology, Inc.*                96
  1,500 Proxim, Inc.*                             28
    800 Radisys, Inc.*                            37
  7,400 S3, Inc.*                                126
  2,700 Sandisk Corp.*                            37
  3,400 Santa Cruz Operation, Inc.*               22
  4,700 Sequent Computer Systems, Inc.*           79
  3,300 Silicon Storage Technology, Inc.*         27
  2,200 SMART Modular Technologies, Inc.*         50
  2,300 Standard Microsystems Corp.*              25
    500 Storage Computer Corp.*                    6
  3,000 StorMedia, Inc.*                          38
  3,800 Stratus Computer, Inc.*                   98
  2,000 SubMicron Systems, Inc.*                   9
  2,050 Sylvan Learning Systems, Inc.*            54
  2,700 Synetic, Inc.*                           125
  1,200 3D Systems Corp.*                         12
  5,400 Tech Data Corp.*                         162
  2,100 Trident Microsystems, Inc.*               45
  2,400 Tseng Laboratories, Inc.*                 16
  1,200 USDATA Corp., Inc*                         8
  1,300 Wall Data, Inc.*                          19
  5,400 Wang Labs, Inc.*                         114
  2,300 Wonderware Corp.*                         22
    500 Xpedite Systems, Inc.*                     9
  2,800 Zebra Technologies Corp.*                 72
                                            --------
                                               4,155
 CREDIT INSTITUTIONS--0.4%
  2,200 Astoria Financial Corp.                   83
  3,200 Credit Acceptance Corp.*                  83
    902 First Financial Corp.                     31
  1,700 Jayhawk Acceptance Corp.*                 21
  1,500 JSB Financial, Inc.                       54
  2,200 National Auto Credit, Inc.*               23
  2,400 North American Mortgage Co.               55
  2,600 Ryland Group, Inc.                        36
  3,600 World Acceptance Corp.*                   23
                                            --------
                                                 409

 Shares Description                                Value
--------------------------------------------------------
 ELECTRICAL SERVICES--2.6%
    600 Advanced Lighting Technologies, Inc.*   $     13
  8,200 Atlantic Energy, Inc.                        145
  2,200 Black Hills Corp.                             57
  2,800 Central Hudson Gas & Electric Corp.           85
  3,500 Central Louisiana Electric Co., Inc.          99
  5,000 Central Maine Power Co.                       59
  3,200 Checkfree Corp.*                              54
  2,100 CILCORP, Inc.                                 77
 12,095 Citizens Utilities Co., Series B*            136
  3,400 Commonwealth Energy Systems Cos.              82
  3,200 Eastern Utilities Association                 54
  9,400 El Paso Electric Co.*                         56
  3,100 Electroglas, Inc.*                            55
  2,800 Empire District Electric Co.                  53
  1,900 Envoy Corp.*                                  71
  4,600 IES Industries, Inc.                         141
  1,700 Interstate Power Co.                          51
  2,450 Madison Gas & Electric Co.                    52
  4,900 Minnesota Power & Light Co.                  138
  7,500 Nevada Power Co.                             154
  1,589 Northwestern Public Service Co.               55
  2,200 Orange & Rockland Utilities, Inc.             79
  1,700 Otter Tail Power Co.                          55
  3,600 PMT Services, Inc.*                           77
  5,800 Public Service Co. of New Mexico*            111
  6,000 Rochester Gas & Electric Corp.               115
  4,700 Sierra Pacific Resources                     135
  2,400 SIGCORP, Inc.                                 83
  1,800 TNP Enterprises, Inc.                         46
  4,980 Tucson Electric Power Co.*                    93
  2,200 United Illuminating Co.                       73
  4,800 WPL Holdings, Inc.                           135
  3,800 WPS Resources Corp.                          112
  1,850 Yankee Energy System, Inc.                    41
  1,900 Zurn Industries, Inc.                         54
                                                --------
                                                   2,896
 ELECTRONICS AND OTHER ELECTRICAL EQUIPMENT--
 5.7%
  1,000 Advanced Energy Industries, Inc.*              7
  2,500 Altron, Inc.*                                 47
  5,100 Ametek, Inc.                                 108
  4,300 Ampex Corp.*                                  44
    800 ANADIGICS, Inc.*                              30
  6,200 Anixter International, Inc.*                 104

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                Value
--------------------------------------------------------
  4,122 Applied Magnetics Corp.*                 $   113
  1,000 Associated Group, Inc.*                       29
  2,900 Augat, Inc.                                   82
  2,275 Avant! Corp.*                                 67
  3,120 Baldor Electric Co.                           73
  3,700 Belden, Inc.                                 126
  1,000 Berg Electronics Corp.*                       30
  4,300 BMC Industries, Inc.                         124
  3,400 Boston Technology, Inc.*                      67
  2,500 Burr-Brown Corp.*                             65
  1,700 C-COR Electronics, Inc.*                      25
  1,700 C.P. Clare Corp.*                             14
  2,000 California Amplifier, Inc.*                   16
  2,800 California Microwave, Inc.*                   42
  1,000 Charter Power Systems, Inc.                   27
    750 Chicago Miniature Lamp, Inc.*                 25
 14,900 Chyron Corp.*                                 56
  1,500 Coherent Communications Systems Corp.*        31
  1,600 Cohu, Inc.                                    38
  3,800 Computer Products, Inc.*                      76
  3,300 Credence Systems Corp.*                       65
  1,800 Cree Research, Inc.*                          18
    563 CTS Corp.                                     22
  2,900 Cyrix Corp.*                                  55
  4,200 Dallas Semiconductor Corp.                    91
  2,500 Digital Microwave Corp.*                      60
  1,600 DII Group*                                    40
  1,500 Electro Scientific Industries, Inc.*          36
    900 Eltron International, Inc.*                   28
  1,800 Energy Conversion Devices, Inc.*              27
  2,900 ESS Technology, Inc.*                         57
  1,500 Esterline Technologies Corp.*                 38
    768 Franklin Electric Co., Inc.*                  31
  1,100 Galileo Corp.*                                26
  3,600 General DataComm Industries, Inc.*            40
  1,200 General Scanning, Inc.*                       12
  2,800 Genus, Inc.*                                  19
  4,500 Griffon Corp.*                                48
  1,400 HADCO Corp.*                                  65
  2,310 Harman International Industries, Inc.        118
  1,800 Holophane Corp.*                              34
    900 Hutchinson Technologies, Inc.*                47
 11,100 Imatron, Inc.*                                39
  1,600 Imnet Systems, Inc.*                          29

 Shares Description                                    Value
------------------------------------------------------------
  4,700 IMP, Inc.*                                  $     15
 12,100 Integrated Device Technology, Inc.*              150
  2,600 Integrated Silicon Solution, Inc.*                26
  1,400 Inter-Tel, Inc.*                                  25
  7,200 Interdigital Communications Corp.*                52
  2,086 Intermagnetics General Corp.*                     28
  4,200 International Family Entertainment, Inc.*         65
  2,700 Intervoice, Inc.*                                 34
  1,500 ITI Technologies, Inc.*                           19
  2,900 Juno Lighting, Inc.                               45
  2,300 Kuhlman Corp.*                                    41
  3,450 Lattice Semiconductor Corp.*                     154
  3,900 Lincoln Electric Co.                             125
  1,900 Littelfuse, Inc.*                                 83
  3,800 Lojack Corp.*                                     36
  1,200 LSI Industries, Inc.                              14
  6,100 LTX Corp.*                                        36
  3,500 Magnetek, Inc.*                                   44
  1,800 Mattson Technology, Inc.*                         19
    600 Merix Corp.*                                      10
  4,950 Methode Electronics, Inc., Class A                95
  5,400 Microchip Technology, Inc.*                      258
  2,100 MRV Communications, Inc.*                         48
    700 National Presto Industries, Inc.                  26
  4,100 NexGen, Inc.                                      57
  2,840 Oak Industries, Inc.*                             66
  2,900 Palomar Medical Technologies, Inc.*               20
  1,698 Park Electrochemical Corp.*                       39
  5,800 Pentair, Inc.                                    168
  1,200 Perceptron, Inc.*                                 42
  3,937 Pioneer Standard Electronics, Inc.                43
  2,350 Pittway Corp.                                    127
  3,875 PriCellular Corp.*                                43
  2,400 Quickturn Design Systems, Inc.*                   41
  4,700 Ramtron International Corp.*                      35
  1,698 Recoton Corp.*                                    25
  1,700 Rival Co.                                         38
  2,600 Robotic Vision Systems, Inc.*                     34
  2,700 Sammina Corp.*                                   118
  1,100 SDL, Inc.*                                        25
  1,150 Semitool, Inc.*                                   12
  1,500 Sheldahl, Inc.*                                   29
  4,300 Sierra Semiconductor Corp.*                       62
  4,700 Silicon Valley Group, Inc.*                      100

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands, except shares)

 Shares Description                              Value
------------------------------------------------------
    SMALL COMPANY INDEX PORTFOLIO--
               CONTINUED
 ELECTRONICS AND OTHER ELECTRICAL EQUIPMENT--CONTIN-
 UED
  1,700 Siliconix, Inc.*                      $     37
    700 Speedfam International, Inc.*               14
  1,200 SPS Transaction Services, Inc.*             19
  1,400 Standard Motor Products, Inc.               19
    700 Stanford Telecommunications, Inc.*          20
  1,200 Supertex, Inc.*                             23
  2,700 Symetricon, Inc.                            51
  2,600 3DO Co.*                                    17
  1,200 Technitrol, Inc.                            43
  1,200 Tekelec*                                    16
  4,800 Tencor Instruments*                        128
    500 ThermoSpectra Corp.*                         7
  1,800 Thomas Industries, Inc.                     36
  4,900 Top Source Technologies, Inc.*              17
  2,000 TranSwitch Corp.*                           12
  1,300 Triquint Semiconductor, Inc.*               29
  1,500 TSX Corp.                                   14
  3,100 Ultratech Stepper, Inc.*                    71
  1,700 Uniphase Corp.*                            101
  1,800 Unitrode Corp.*                             48
  4,900 Vicor Corp.*                                96
  2,400 Vitesse Semiconductor Corp.*               115
  7,200 VLSI Technology, Inc.*                     166
  2,700 Windmere Corp.                              39
  2,000 Wyle Electronics                            72
  3,200 Xicor, Inc.*                                31
  4,147 Zenith Electronics Corp.*                   55
  3,050 Zilog, Inc.*                                68
    700 Zygo Corp.*                                 28
    800 Zytec Corp.*                                 9
                                              --------
                                                 6,484
 FOOD AND BEVERAGES--1.8%
  4,900 Applebee's International, Inc.             143
  6,700 Bob Evans Farms, Inc.                       87
  2,600 Boston Beer Co., Inc.*                      30
  5,300 Calgene, Inc.*                              29
  2,700 Canandaigua Wine Company, Inc.*             77
  4,700 Chiquita Brands International, Inc.         62
  1,000 Coca-Cola Bottling Co.                      46
  5,900 Coors (Adolph) Co., Class B                117
  6,300 Dean Foods Co.                             176
  1,800 Dreyer's Grand Ice Cream, Inc.              48

 Shares Description                              Value
------------------------------------------------------
  1,600 Earthgrains Co.                       $     83
  5,800 Fleming Companies, Inc.                     95
  2,200 FoodBrands America, Inc.*                   29
  5,500 Host Marriott Services Corp.*               49
  3,300 Hudson Foods, Inc.                          60
  1,400 IHOP Corp.*                                 34
  2,300 International Dairy Queen, Inc.*            44
  2,700 Lance, Inc.                                 48
  2,300 Landry's Seafood Restaurants, Inc.*         55
  1,000 Longhorn Steaks, Inc.*                      20
  3,700 Luby's Cafeterias, Inc.                     81
    400 Manhattan Bagel Co., Inc.*                   3
  2,100 Michael Foods, Inc.                         24
  1,400 Mondavi (Robert) Corp., Class A*            51
  1,950 Papa Johns International, Inc.*             63
  2,900 Pepsi-Cola Puerto Rico Bottling Co.         13
  1,400 Pete's Brewing Co.*                          9
    900 Quality Dining, Inc.*                       20
  1,500 Rainforest Cafe, Inc.*                      44
  1,300 Redhook Ale Brewery, Inc.*                  18
  1,300 Riviana Foods, Inc.                         23
  2,500 Ruby Tuesday, Inc.*                         40
  8,200 Ryan's Family Steak Houses, Inc.*           57
  1,950 Sbarro, Inc.                                51
  5,800 Shoney's, Inc.*                             48
  2,500 Smithfield Foods, Inc.*                     81
  3,920 Triarc Cos., Inc., Class A*                 44
  2,750 WLR Foods, Inc.                             35
                                              --------
                                                 2,037
 FOOD AND MANUFACTURING--1.0%
  1,500 Cheesecake Factory, Inc.*                   30
  2,000 Daka International, Inc.*                   18
    198 Farmer Bros. Co.                            29
  9,100 Flowers Industries, Inc., Class A          215
  1,350 Performance Food Group Co.*                 16
  8,700 Premark International, Inc.                211
  4,900 Ralcorp Holding, Inc.*                      96
  1,400 Riser Foods, Inc.*                          43
  1,200 Sanderson Farms, Inc.                       19
  3,200 Savannah Foods & Industries, Inc.           46
    100 Seaboard Corp.                              22
  4,600 Smucker (J.M.) Co.                          83
  2,749 Tootsie Roll Industries, Inc.              105
    700 TurboChef, Inc.*                             6

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                              Value
------------------------------------------------------
  4,000 Universal Foods Corp.                 $    148
                                              --------
                                                 1,087
 FURNITURE AND FIXTURES--0.6%
  2,200 Bassett Furniture Industries, Inc.          50
  1,500 Bush Industires, Inc.                       27
  1,800 CORT Business Services Corp.*               40
  2,200 Ethan Allen Interiors, Inc.*                73
  1,100 Falcon Building Products, Inc.*             14
  7,700 Heilig-Meyers Co.                          107
  3,700 HON Industries, Inc.                       115
  2,900 Kimball International, Inc.                121
  2,100 La-Z-Boy Chair Co.                          63
  2,200 Triangle Pacific Corp.*                     48
                                              --------
                                                   658
 GENERAL BUILDING CONTRACTORS--0.9%
  1,800 ABT Building Products Corp.*                43
  3,000 AMCOL International Co.                     42
  2,100 AMRE, Inc.*                                  6
  1,400 Blount, Inc.                                52
 11,600 Catellus Development Corp.*                116
  4,500 Centex Corp.                               162
  1,200 Continental Homes Holding Corp.             25
  3,000 Eagle Hardware & Garden, Inc.*              73
  3,158 Horton (D.R.), Inc.*                        33
  6,100 Kaufman & Broad Home Corp.                  79
  1,100 NCI Building Systems, Inc.*                 32
  2,000 NVR, Inc.*                                  20
  1,725 Palm Harbor Homes, Inc.*                    46
  3,000 Pulte Corp.                                 92
  1,650 Southern Energy Homes, Inc.*                20
  5,200 Standard Pacific Corp.                      31
  3,400 Toll Brothers, Inc.*                        68
  1,779 U.S. Home Corp.*                            44
  3,000 Webb (Del E.) Corp.                         51
                                              --------
                                                 1,035
 GLASS, CLAY AND STONE PRODUCTS--0.5%
    700 Ameron, Inc.                                34
  4,700 Ball Corp.                                 115
  2,000 Centex Construction Products, Inc.*         32
  1,200 Florida Rock Industries, Inc.               37
  5,000 Gentex Corp.*                               97
  2,500 Medusa Corp.                                87
  1,290 Mikasa, Inc.*                               14

 Shares Description                          Value
--------------------------------------------------
  1,500 Photronics, Inc.*                  $    47
    800 Puerto Rican Cement Co.                 23
  2,700 Southdown, Inc.*                        88
                                           -------
                                               574
 HEALTH SERVICES--4.4%
  1,900 Access Health Marketing, Inc.*          75
  2,700 Alteon, Inc.*                           20
  1,200 American HomePatient, Inc.*             28
  2,800 American Medical Response, Inc.*        84
  1,300 Amisys Managed Care Systems*            19
  3,300 Angeion Corp.*                          11
  2,100 Apogee, Inc.                            93
  1,000 Arbor Health Care Co.*                  24
    800 Barr Labs, Inc.*                        20
  1,500 Bio-Rad Labs, Inc.*                     45
  1,300 Carrington Laboratories, Inc.*          13
  3,800 Cerner Corp.*                           57
  2,800 Coastal Physician Group, Inc.*          10
  3,300 Cocensys, Inc.*                         20
  6,900 Community Psychiatric Centers*          62
  1,700 Compdent Corp.*                         47
  3,400 COR Therapeutics, Inc.*                 36
  7,100 Coram Healthcare Corp.*                 31
  5,000 Creative BioMolecules, Inc.*            40
  1,200 Cryolife, Inc.*                         17
  1,700 Curative Health Services, Inc.*         44
  3,300 Cytel Corp.*                            13
  1,400 Emeritus Corp.*                         19
  3,123 Enzo Biochem, Inc.*                     59
  2,400 Equimed, Inc.*                          10
  4,000 Extended Stay America, Inc.*            83
  2,100 Fuisz Technologies, Ltd.*               17
  1,300 Fusion Systems Corp.*                   25
  1,200 Gelman Sciences, Inc.*                  38
  3,800 Genesis Health Ventures, Inc.*         106
  4,400 Gensia, Inc.*                           20
  3,785 Grancare, Inc.*                         67
  2,000 Gulf South Medical Supply, Inc.*        58
  3,600 Haemonetics Corp.*                      63
  2,200 Health Management Systems, Inc.*        33
  2,121 Healthdyne Technologies, Inc.*          19
  1,400 HealthPlan Services Corp.*              27
  1,100 Henry Schien, Inc.*                     45
  8,092 Horizon Healthcare Corp.*               87

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands, except shares)

 Shares Description                                      Value
--------------------------------------------------------------
    SMALL COMPANY INDEX PORTFOLIO--
               CONTINUED
 HEALTH SERVICES--CONTINUED
  2,900 Human Genome Sciences, Inc.*                  $    108
  2,000 I-STAT Corp.*                                       49
  1,300 ICU Medical, Inc.*                                  11
  1,900 IDEC Pharmaceuticals Corp.*                         46
    900 IDX Systems Corp.*                                  22
  2,600 Immune Response Corp.*                              21
  3,600 Immunomedics, Inc.*                                 24
  1,575 INBRAND Corp.*                                      38
  1,100 Incyte Pharmaceuticals, Inc.*                       42
  1,800 Inhale Therapeutic Systems*                         27
  1,900 Inphynet Medical Management, Inc.*                  34
  4,400 Integra Lifesciences Corp.*                         25
  3,500 Integrated Health Services, Inc.                    77
    400 Intercardia, Inc.*                                   7
  4,700 Invacare Corp.                                     127
  2,100 KeraVision, Inc.*                                   30
  2,800 Kinetic Concepts, Inc.                              35
    400 Labone, Inc.                                         6
 13,200 Laboratory Corporation of America Holdings*         36
  1,500 Landauer, Inc.                                      31
    400 LCA-Vision, Inc.*                                    1
  1,800 Lifecore Biomedical, Inc.*                          28
  3,458 Ligand Pharmaceuticals, Inc.*                       42
  2,200 Living Centers of America, Inc.*                    56
  4,600 Magellan Health Services, Inc.*                     96
  4,300 Mariner Health Group, Inc.*                         32
  2,100 Martek Biosciences Corp.*                           37
  5,700 Matria Healthcare, Inc.*                            34
  3,000 Maxicare Health Plans, Inc.*                        62
  1,600 MedCath, Inc.*                                      24
  1,600 Meridian Diagnostics, Inc.                          18
    600 MiniMed, Inc.*                                      16
  1,600 MMI Cos., Inc.                                      49
  1,633 Morrison Health Care, Inc.                          23
  2,200 Multicare Cos., Inc.*                               43
  1,500 Myriad Genetics, Inc.*                              38
  4,900 NABI, Inc.*                                         45
  1,200 National Surgery Centers, Inc.*                     38
  3,000 Neoprobe Corp.*                                     43
  1,400 Neose Technologies, Inc.*                           21
  2,500 Neurex Corp.*                                       32
  2,100 Neurogen Corp.*                                     39

 Shares Description                               Value
-------------------------------------------------------
  4,300 Neuromedical Systems, Inc.*            $     58
  2,100 Northfield Laboratories, Inc.*               28
 10,300 NovaCare, Inc.*                              88
  3,200 OccuSystems, Inc.*                           93
  3,100 OIS Optical Imaging Systems, Inc.*            8
  3,000 Oncogene Science, Inc.*                      21
  2,200 OrthoLogic Corp.*                            13
  2,000 Owen Healthcare, Inc.*                       51
  1,900 PathoGenesis Corp.*                          48
  1,300 Pediatrix Medical Group*                     50
  1,300 Perclose, Inc.*                              22
 10,500 Perrigo Co.*                                 97
  1,800 PHP Healthcare Corp.*                        41
  6,000 Physician Corporation Of America*            64
  1,200 Physicians Health Services, Inc.*            18
  1,500 Prime Medical Services, Inc.*                17
  2,900 Regency Health Services, Inc.*               30
  3,900 Renal Treatment Centers, Inc.*              101
    700 RES-CARE, Inc.*                              11
  1,700 Research Medical, Inc.*                      35
  2,500 Resound Corp.*                               22
  1,450 Rexall Sundown, Inc.*                        37
    600 RightCHOICE Managed Care, Inc.,
         Class A*                                     5
  3,900 RoTech Medical Corp.*                        66
  1,600 Rural/Metro Corp.*                           56
  1,300 Safeskin Corp.*                              67
  1,300 Serologicals Corp.*                          44
  3,300 Sofamor/Danek Group, Inc.*                   93
  3,700 Somatix Therapy Corp.*                       13
  6,280 Sun Healthcare Group, Inc.*                  78
  1,600 Target Therapeutics, Inc.*                   56
  3,100 TheraTx, Inc.*                               32
  1,400 Universal Health Realty Income Trust         27
  4,600 Universal Health Services, Inc.*            130
  3,300 Uromed Corp.*                                30
  2,300 Veterinary Centers of America, Inc.*         24
  2,500 Vical, Inc.*                                 46
    400 Vitalink Pharmacy Services, Inc.*             9
  2,300 Vivus, Inc.*                                 79
  4,600 XOMA Corp.*                                  18
  3,800 Zila, Inc.*                                  28
                                               --------
                                                  5,052

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                  Value
----------------------------------------------------------
 HEAVY CONSTRUCTION--0.3%
    420 Diana Corp.*                              $     14
  1,750 Granite Construction, Inc.                      35
  2,500 Greenfield Industries, Inc.                     73
  3,716 Instituform Technologies, Inc.*                 29
  4,200 Lennar Corp.                                   109
  1,900 Lone Star Industries, Inc.*                     70
  1,591 Morrison Knudsen Corp.*                         14
                                                  --------
                                                       344
 INDUSTRIAL INSTRUMENTS--3.4%
  3,300 Acuson Corp.*                                   75
  2,800 ADAC Laboratories                               62
  2,300 Advanced Technology Laboratories, Inc.*         66
  2,400 Alkermes, Inc.*                                 34
  3,600 Allen Group, Inc.                               80
  1,300 Analogic Corp.                                  36
  1,800 Arrow International, Inc.*                      48
    900 ArthroCare Corp.                                 9
  2,600 ATS Medical, Inc.*                              20
  4,200 Ballard Medical Products                        79
  2,100 Barnett, Inc.*                                  52
  1,200 Biomatrix, Inc.*                                18
  2,700 Buckeye Cellulose Corp.*                        73
  1,751 Chad Therapeutics, Inc.*                        28
  6,200 Cincinnati Milacron, Inc.*                     129
  1,800 Circon Corp.*                                   29
  3,100 CNS, Inc.                                       44
  5,200 Cognex Corp.*                                  103
  1,700 Coherent, Inc.*                                 74
  7,900 Coltec Industries, Inc.*                       146
    400 Conceptus, Inc.*                                 4
  2,450 CONMED Corp.*                                   43
    876 Cubic Corp.                                     19
    700 Cytyc Corp.*                                    18
  1,800 Daniel Industries, Inc.                         25
  2,400 Datascope Corp.*                                44
  2,000 DepoTech Corp.*                                 28
  2,100 Dionex Corp.*                                   73
  2,200 Endosonics Corp.                                25
  2,300 Etec Systems, Inc.                              68
  4,200 Ferro Corp.                                    121
  2,500 Fisher Scientific International, Inc.          114
  1,000 Fluke (John) Manufacturing Co., Inc.*           43
  3,300 Genrad, Inc.*                                   73

 Shares Description                              Value
------------------------------------------------------
  4,400 Gilead Sciences, Inc.*                $    113
    575 Hach Co.                                     9
  1,700 Hologic, Inc.*                              42
  1,900 InControl, Inc.*                            17
  3,900 Isolyser Company, Inc.*                     31
  4,100 Kennametal, Inc.                           148
  4,800 Keystone International, Inc.                94
    900 Lunar Corp.*                                28
  1,300 Marquette Medical Systems, Inc.*            24
  4,900 Mascotech, Inc.                             81
  2,200 Measurex Corp.                              54
  3,564 Mentor Corp.                                98
    600 Mine Safety Appliances Co.                  30
  1,600 MTS Systems Corp.                           33
    700 OnTrak Systems, Inc.*                       13
  1,600 Ostex International, Inc.*                  10
    101 PerSeptive Biosystems                        1
  2,600 Physio-Control International Corp.*         48
  2,100 Possis Corp.*                               37
  3,600 Power Control Technologies, Inc.*           28
  1,200 Protocol Systems, Inc.*                     16
  3,400 R.P. Scherer Corp.*                        156
  2,600 Respironics, Inc.*                          38
  1,900 SangStat Medical Corp.*                     43
  1,700 Spine-Tech, Inc.                            45
  2,200 Staar Surgical Co.*                         25
  1,200 Starrett (L.S.) Co.                         33
  2,900 Sunrise Medical, Inc.*                      42
  1,100 Tech-Sym Corp.*                             32
  2,650 TECNOL Medical Products, Inc.*              35
  1,600 Theragenics Corp.*                          36
  2,500 Theratech, Inc.*                            28
  3,400 Thoratec Laboratories, Inc.*                32
  3,100 Trimble Navigation Ltd.*                    43
  1,700 UROHEALTH Systems, Inc.*                    15
  3,000 Ventritex, Inc.*                            70
  1,000 Vital Signs, Inc.                           22
  3,800 Waters Corp.*                              103
  1,396 Watkins-Johnson Co.                         36
  1,800 Watsco, Inc.                                45
  2,300 X-Rite, Inc.                                43
  1,300 Zoltek Companies, Inc.*                     46
                                              --------
                                                 3,826

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands, except shares)

 Shares Description                                     Value
-------------------------------------------------------------
    SMALL COMPANY INDEX PORTFOLIO--
               CONTINUED
 INSURANCE SERVICES--4.3%
  2,100 Acceptance Insurance Cos., Inc.*             $     43
  2,200 Acordia, Inc.                                      65
  6,500 Alexander & Alexander Services, Inc.               94
  3,500 Alfa Corp.                                         39
  2,250 Allied Group, Inc.                                100
  1,524 American Annuity Group, Inc.*                      20
  3,200 American Bankers Insurance Group, Inc.            156
  1,450 American Heritage Life Investment Corp.            32
  2,200 American Travelers Corp.*                          78
  4,000 Amerin Corp.*                                      91
  2,200 Amvestors Financial Corp.                          32
  2,800 Argonaut Group, Inc.                               83
  2,000 Baldwin & Lyons, Inc.                              36
  2,200 Berkley (W.R.) Corp.                              115
  1,800 Blanch (E.W.) Holdings, Inc.                       35
  1,700 Capital RE Corp.                                   65
    700 Capitol American Financial Corp.                   25
  1,200 Citizens Corp.                                     26
  3,100 Commerce Group, Inc.                               74
  4,500 Coventry Corp.*                                    44
  1,960 Delphi Financial Group, Inc.*                      55
  1,900 Enhance Financial Services Group, Inc.             65
  1,800 Executive Risk, Inc.                               72
  4,974 Financial Security Assurance International        158
  1,700 First American Financial Corp.                     62
  1,400 Foremost Corp. of America                          78
  3,112 Fremont General Corp.                              97
  1,684 Frontier Insurance Group, Inc.                     64
  1,100 Fund American Enterprises Holdings, Inc.*         101
  3,285 Gainsco, Inc.                                      31
  2,200 Gallagher (Arthur J.) & Co.                        68
  1,700 Guarantee Life Companies, Inc.                     33
  2,600 Guaranty National Corp.                            43
  1,100 Harleysville Group, Inc.                           34
  3,100 Hartford Steam Boiler                             141
  3,900 HCC Insurance Holdings, Inc.*                     109
  1,800 Highlands Insurance Group, Inc.*                   35
  2,400 Hilb, Rogal & Hamilton Co.                         32
  1,900 Home Beneficial Corp.                              47
  3,700 Horace Mann Educators Corp.                       140
  2,300 Integon Corp.                                      44

 Shares Description                                   Value
-----------------------------------------------------------
  3,600 John Alden Financial Corp.                 $     63
    500 Kansas City Life Insurance Co.                   29
  2,300 Liberty Corp.                                    88
    800 Liberty Financial Cos., Inc.                     28
  1,700 Life Reinsurance Corp.                           63
  2,700 Life USA Holding, Inc.*                          27
  1,414 MAIC Holdings, Inc.*                             47
    600 Markel Corp.*                                    51
    800 Meadowbrook Insurance Group, Inc.                17
  2,300 NAC RE Corp.                                     84
    400 National Western Life Insurance Co.*             33
    900 Nymagic, Inc.                                    16
  2,190 Orion Capital Corp.                             137
  1,300 Pioneer Financial Services, Inc.                 24
    950 Poe & Brown, Inc.                                25
  4,000 Presidential Life Corp.                          47
  1,400 PXRE Corp.                                       34
  2,600 Reinsurance Group of America, Inc.              122
  9,500 Reliance Group Holdings, Inc.                    85
  2,900 Risk Capital Holdings, Inc.*                     51
  1,065 RLI Corp.                                        34
    800 Seafield Capital Corp.                           27
  1,500 Security Connecticut Corp.                       52
  2,200 Selective Insurance Group, Inc.                  74
  2,200 Sierra Health Services, Inc.*                    54
  1,050 State Auto Financial Corp.                       17
  7,000 20th Century Industries*                        105
    900 Transnational Re Corp., Class A                  23
    900 Trenwick Group, Inc.                             44
  5,300 UICI*                                           148
  3,820 United Cos. Financial Corp.                     114
    900 United Dental Care, Inc.                         25
  1,650 United Fire & Casualty Co.                       51
  1,100 United Wisconsin Services, Inc.                  28
  3,000 Vesta Insurance Group, Inc.                      97
  1,700 Washington National Corp.                        47
  1,800 Zenith National Insurance Corp.                  49
  1,700 Zurich Reinsurance Centre Holdings, Inc.         52
                                                   --------
                                                      4,874
 JEWELRY AND PRECIOUS METALS--0.0%
  1,600 Oneida, Ltd.                                     27
    700 Syratech Corp.*                                  22
                                                   --------
                                                         49

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                Value
--------------------------------------------------------
 LEATHER PRODUCTS--0.2%
  2,800 Brown Group, Inc.                       $     53
  3,300 Justin Industries, Inc.                       35
  1,400 Timberland Co.*                               54
  4,287 Wolverine World Wide, Inc.                   115
                                                --------
                                                     257
 LUMBER AND WOOD PRODUCTS--0.2%
  1,500 Fibreboard Corp.*                             52
  1,900 Ply-Gem Industries, Inc.                      25
  2,300 Pope & Talbot, Inc.                           37
  2,600 TJ International, Inc.                        57
                                                --------
                                                     171
 MACHINERY--2.0%
    700 Ag-Chem Equipment Co., Inc.*                  11
  1,400 Alamo Group, Inc.                             23
  1,600 Allied Products Corp.                         38
  2,000 Avondale Industries, Inc.*                    35
  2,100 Borg-Warner Security Corp.*                   22
  1,700 Cascade Corp.                                 24
    700 Columbus McKinnon Corp.                       11
  3,300 Donaldson Co., Inc.                          101
    900 DT Industries, Inc.                           31
  3,800 Duriron Co., Inc.                            103
  2,900 Figgie International Holdings, Inc.*          37
  3,900 FSI International, Inc.*                      57
  1,450 Gasonics International Corp.*                 16
  5,400 Giddings & Lewis, Inc.                        63
    600 Gleason Corp.                                 18
  3,500 Global Industrial Technologies, Inc.*         72
  3,300 Goulds Pumps, Inc.                            81
  2,197 Graco, Inc.                                   57
  1,300 Helix Technology Corp.                        41
  2,650 IDEX Corp.                                   104
  3,100 Indentix, Inc.                                25
  2,500 Integrated Process Equipment Corp.*           43
  2,400 Ionics, Inc.*                                116
  2,600 Kaydon Corp.                                 106
  3,400 Kulicke & Soffa Industries, Inc.*             69
  1,000 Lindsay Manufacturing Co.*                    41
  1,750 Manitowoc Co., Inc.                           77
  6,300 Marine Drilling Co., Inc.*                   100
  3,400 Modine Manufacturing Co.                      85
  3,250 Mohawk Industries, Inc.*                      77

 Shares Description                                Value
--------------------------------------------------------
  2,400 Molten Metal Technology, Inc.*          $     36
  1,300 Morningstar Group, Inc.*                      22
  1,600 Osmonics, Inc.*                               34
  3,100 Outboard Marine Corp.                         50
    699 Pilgrims Pride Corp.                           6
  3,200 Regal-Beloit Corp.                            62
  2,200 Rexel, Inc.*                                  31
  1,348 Robbins & Myers, Inc.                         32
  2,000 Roper Industries, Inc.                        86
  1,700 Specialty Equipment Cos., Inc.*               20
    100 Spinnaker Industries*                          6
  1,700 SPX Corp.                                     54
    800 Thermo Power Corp.*                            7
  1,900 Toro Co.                                      68
    800 Tractor Supply Co.*                           17
  3,000 Varco International, Inc.*                    69
                                                --------
                                                   2,284
 MANUFACTURING--GENERAL--1.1%
    500 Bacou U.S.A., Inc.*                            8
  3,380 Brady (W.H.) Co.                              74
  3,150 Cuno, Inc.                                    49
  9,300 Furniture Brands International, Inc.*        115
  5,800 Hexcel Corp.*                                105
  1,400 Hunt Manufacturing Co.                        25
  1,600 Insilico Corp.*                               62
  1,000 Jabil Circuit, Inc.*                          25
  6,000 Kemet Corp.*                                 138
  1,300 Matthews International Corp., Class A         37
  2,500 Novellus Systems, Inc.*                      144
  1,700 Optical Coating Laboratory, Inc.              19
  1,800 Paragon Trade Brands, Inc.*                   50
  2,000 Samsonite Corp.*                              76
  1,400 Seattle Filmworks, Inc.*                      27
    700 Simpson Manufacturing Co.*                    15
    850 Simula, Inc.*                                 13
  3,000 Toy Biz, Inc.*                                55
  2,400 Tracor, Inc.*                                 53
    800 Tremont Corp.*                                29
    700 Trigen Energy Corp.                           19
  2,000 U.S. Can Corp.*                               33
    700 Visioneer, Inc.*                               4
  2,400 Wireless Telecom Group, Inc.                  24
                                                --------
                                                   1,199

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands, except shares)

 Shares Description                                 Value
---------------------------------------------------------
    SMALL COMPANY INDEX PORTFOLIO--
               CONTINUED
 MERCHANDISE--GENERAL--0.4%
  1,200 Action Performance Companies, Inc.*      $     21
  3,700 Amerisource Corp.*                            146
  2,200 Cross (A.T.) Co.                               24
  3,300 Department 56, Inc.*                           77
  5,300 Jostens, Inc.                                 113
  2,200 Libbey, Inc.                                   59
  6,200 Playtex Products, Inc.*                        50
  1,900 Strategic Distribution, Inc.*                  13
                                                 --------
                                                      503
 METAL MINING--0.6%
 20,200 Battle Mountain Gold Co.                      146
  1,700 Cleveland Cliffs, Inc.                         75
  3,300 Coeur D'Alene Mines Corp.                      48
  4,200 Freeport-McMoran Copper and Gold Inc.         128
  4,017 Getchell Gold Corp.*                          157
  8,000 Hecla Mining Co.*                              47
  2,600 Stillwater Mining Co.                          45
 33,600 Sunshine Mining Co.*                           38
                                                 --------
                                                      684
 METAL PRODUCTS--0.9%
  1,400 Alltrista Corp.*                               35
  7,800 Amax Gold, Inc.*                               47
    800 American Buildings Co.*                        17
  2,800 Aptargroup, Inc.                               97
    600 Barnes Group, Inc.                             34
  1,050 Butler Manufacturing Co.                       33
  1,600 Chase Brass Industries, Inc.*                  29
  1,200 Citation Corp.*                                12
  2,300 Clarcor, Inc.                                  51
  1,000 Greenbriar Cos., Inc.                          10
  1,100 Hardinge, Inc.                                 29
  2,700 Material Sciences Corp.*                       45
  1,800 Miller Industries, Inc.*                       50
  1,500 NN Ball & Roller, Inc.                         20
  1,100 Oregon Meetallurgical Corp.*                   39
  1,100 Penn Engineering & Manufacturing Corp.         22
  1,900 Quanex Corp.                                   51
    964 SPS Technologies, Inc.*                        60
  2,400 TriMas Corp.                                   61
  3,100 Watts Industries, Inc., Class A                68
  1,600 Whittaker Corp.*                               22

 Shares Description                               Value
-------------------------------------------------------
  2,200 Wolverine Tube, Inc.*                  $     82
  3,000 Wyman-Gordon Co.*                            64
  2,600 Zero Corp.                                   51
                                               --------
                                                  1,029
 MINING, QUARRYING OF NONMETALLIC MINERAL--
 0.2%
  1,100 Cliff's Drilling Co.*                        57
  2,300 Dravo Corp.*                                 30
  1,800 RMI Titanium Corp.*                          42
  2,600 Solv-Ex Corp.*                               34
  2,600 Zeigler Coal Holding Co.                     48
                                               --------
                                                    211
 MISCELLANEOUS INVESTING INSTITUTIONS--3.0%
  5,424 BRE Properties, Inc.                        120
  3,000 Burnham Pacific Properties, Inc.             39
    200 Capital Southwest Corp.                      14
  5,575 Capstead Mortgage Corp.                     135
  9,104 Champion Enterprises, Inc.*                 190
  1,619 Chemical Financial Corp.                     59
  1,400 Corus Bankshares, Inc.                       45
  3,200 Crescent Real Estate Equities, Inc.*        140
  6,900 CWM Mortgage Holdings, Inc.                 142
  4,800 Dauphin Deposit Corp.                       156
  3,100 Deposit Guaranty Corp.                      179
  6,300 Franchise Finance Corp.                     160
  8,700 Geotek Communications, Inc.*                 61
  2,708 Horizon Group, Inc.                          53
  3,400 Hospital Properties Trust                    92
  4,500 IRT Property Co.                             48
  1,000 John Nuveen and Company, Inc.                27
  4,200 Kimco Realty Corp.                          122
  2,700 Koger Equity, Inc.*                          44
  2,900 LTC Properties, Inc.                         50
  1,873 MAF Bancorp, Inc.                            64
  1,800 Meridian Industrial Trust, Inc.              34
  5,500 Merry Land & Investment Co., Inc.           110
  2,000 MGI Properties, Inc.                         40
  6,500 Mid Atlantic Medical Services, Inc.*         76
  6,200 Nationwide Health Properties, Inc.          138
  3,500 Noel Group, Inc.*                            23
  2,600 Patriot American Hospitality, Inc.           98
  1,000 PEC Israel Economic Corp.*                   17
  1,433 Peoples First Corp.                          32
  6,000 Public Storage, Inc.                        152

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                      Value
--------------------------------------------------------------
  3,600 Realty Income Corp.                           $     86
  1,600 Reckson Associates Realty Corp.                     61
  1,400 Redwood Trust, Inc.                                 53
  3,100 Resource Mortgage Capital, Inc.                     83
  1,100 Seacor Holdings, Inc.*                              70
  1,000 Sirrom Capital Corp.                                36
  1,700 Smith, (Charles E.) Residential
         Realty, Inc.                                       43
  1,800 Trans Financial Bancorp, Inc.                       38
  1,000 Union Acceptance Corp.*                             20
  2,300 Vallicorp Holdings, Inc.                            46
  3,700 Weingarten Realty Investors                        145
                                                      --------
                                                         3,341
 NATURAL GAS TRANSMISSION--1.9%
  2,450 Atmos Energy Corp.                                  60
  2,100 Bay State Gas Co.                                   61
  1,500 Colonial Gas Co.                                    34
  1,600 Connecticut Energy Corp.                            35
  1,700 Connecticut Natural Gas Corp.                       40
  3,100 Eastern Enterprises                                116
  1,700 Energen Corp.                                       46
  3,100 Indiana Energy, Inc.                                75
 12,300 Kelley Oil and Gas Corp.*                           35
  3,151 KN Energy, Inc.                                    128
  2,700 Laclede Gas Co.                                     64
  2,800 New Jersey Resources Corp.                          83
  1,100 North Carolina Natural Gas Corp.                    32
  3,500 Northwest Natural Gas Co.                           88
  1,700 NUI Corp.                                           34
  3,700 Oneok, Inc.                                        102
  4,576 Piedmont Natural Gas Co.                           115
  3,700 Primark Corp.*                                      97
  2,950 Public Service Co. of North Carolina, Inc.          56
  1,320 South Jersey Industries, Inc.                       32
  2,184 Southeastern Michigan Gas Enterprises, Inc.         39
  1,420 Southern Union Co.*                                 35
  3,900 Southwest Gas Corp.                                 76
  3,900 Southwestern Energy Co.                             62
  1,957 Tejas Gas Corp.*                                    86
  1,700 TransTexas Gas Corp.*                               23
  5,100 UGI Corp.                                          112
  2,000 United Cities Gas Co.                               47
  3,800 Washington Energy Co.                               73

 Shares Description                              Value
------------------------------------------------------
  6,700 Washington Gas Light Co.              $    160
  2,900 Wicor, Inc.                                105
                                              --------
                                                 2,151
 OIL AND GAS--2.9%
  8,600 AGL Resources, Inc.                        182
    900 Aquila Gas Pipeline Corp.                   13
    800 Atwood Oceanics, Inc.*                      44
  4,040 Barrett Resources Corp.*                   165
  1,000 Belco Oil & Gas Corp.*                      29
  1,800 Belden & Blake Corp.*                       45
  4,100 Benton Oil & Gas Co.*                      105
  3,400 Berry Petroleum Co.                         45
  4,543 BJ Services Co.*                           217
  3,200 Box Energy Corp.*                           27
  2,900 Brown (Tom), Inc.*                          55
  3,200 Cabot Oil & Gas Corp.                       57
  2,600 Cairn Energy USA, Inc.*                     31
  3,000 Calmat Co.                                  55
  2,000 Capsure Holdings Corp.*                     19
  2,400 Cross Timbers Oil Co.                       58
  2,400 Destec Energy, Inc.*                        37
  3,000 Devon Energy Corp.                         109
  1,900 Energy Ventures, Inc.*                      93
  1,800 Falcon Drilling Co., Inc.*                  72
  1,700 Flores & Rucks, Inc.*                       84
  1,600 Forcenergy, Inc.*                           49
  3,700 Forest Oil Corp.*                           57
  1,200 Giant Industries, Inc.                      18
 11,500 Harken Energy Corp.*                        34
  3,900 Helmerich & Payne, Inc.                    210
    499 Hondo Oil & Gas Co.*                         6
  2,100 Hugoton Energy Corp.*                       23
  1,700 KCS Energy, Inc.                            57
  1,800 KFX, Inc.*                                  11
 11,800 Mesa, Inc.*                                 60
  5,800 Mitchell Energy & Development Corp.        126
  1,500 Nuevo Energy Co.*                           75
  3,600 Oceaneering International, Inc.*            60
  5,600 Parker & Parsley Petroleum Co.             185
  7,900 Parker Drilling Co.*                        74
  2,800 Plains Resources, Inc.*                     46
  2,400 Pool Energy Services Co.*                   35
  4,100 Pride Petroleum Services, Inc.*             74
  1,400 Production Operators Corp.                  63

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands, except shares)

 Shares Description                                 Value
---------------------------------------------------------
    SMALL COMPANY INDEX PORTFOLIO--
               CONTINUED
 OIL AND GAS--CONTINUED
  9,336 Seagull Energy Corp.*                    $    214
  4,300 Snyder Oil Corp.                               74
  2,100 Swift Energy Co.*                              66
  4,100 Tuboscope Vetco International Corp.*           63
  1,800 Vintage Petroleum, Inc.                        60
  2,500 Western Gas Resources, Inc.                    47
                                                 --------
                                                    3,329
 ORDNANCE AND ACCESSORIES--0.1%
  1,400 Alliant Techsystems, Inc.*                     75
  3,100 Sturm Ruger & Co., Inc.                        55
                                                 --------
                                                      130
 OTHER SERVICES--0.6%
    800 Central Parking Corp.                          27
    400 CKS Group, Inc.*                                8
  1,600 Integrated Packaging Assembly Corp.*           13
  1,100 McGrath Rentcorp                               28
  7,700 Ogden Corp.                                   149
  1,400 Pixar, Inc.*                                   21
  1,100 Quick Response Services, Inc.*                 34
  3,300 Rollins, Inc.                                  61
  1,300 Sovran Self Storage, Inc.                      37
    700 Summit Care Corp.*                             11
    750 Thermo Ecotek Corp.*                           12
    250 Thermo Remediation, Inc.                        3
  5,600 United Waste Systems, Inc.*                   188
    800 Wackenhut Corrections Corp.*                   14
  6,000 Walter Industries, Inc.*                       80
                                                 --------
                                                      686
 PAPER PRODUCTS--0.7%
  3,200 Chesapeake Corp.                               98
  8,500 Gaylord Container Corp.*                       54
  2,500 Greif Bros. Corp.                              73
  1,653 Mosinee Paper Corp.                            57
  4,000 P.H. Glatfelter Co.                            73
  3,646 Paxar Corp.*                                   62
  5,270 Rock-Tenn Co.                                 111
  2,500 Schweitzer-Mauduit International, Inc.         83
  2,500 Shorewood Packaging Corp.*                     47
  2,100 Universal Forest Products, Inc.                27
  4,400 Wausau Paper Mills Co.                         90
                                                 --------
                                                      775

 Shares Description                                Value
--------------------------------------------------------
 PERSONAL SERVICES--0.5%
  1,600 Angelica Corp.                          $     31
  2,600 Bristol Hotel Co.*                            70
  2,900 Catalina Marketing Corp.*                    148
  2,400 CPI Corp.                                     41
  1,300 Craig (Jenny), Inc.*                          12
  1,500 Equity Corp. International                    32
  3,150 G & K Services, Inc.                         114
  1,873 Marcus Corp.                                  43
  1,700 Red Roof Inns, Inc.*                          27
  3,200 Unifirst Corp.                                68
                                                --------
                                                     586
 PETROLEUM PRODUCTS--1.0%
  3,800 Camco International, Inc.                    159
  1,200 Crown Central Petroleum Corp.*                17
  3,700 Diamond Shamrock, Inc.                       120
  1,500 Elcor Corp.                                   32
  2,300 Lomak Petroleum, Inc.                         38
  1,300 Louis Dreyfus Natural Gas Corp.*              22
  2,700 Newfield Exploration, Inc.*                  135
  1,690 Newpark Resources, Inc.*                      59
  5,300 Quaker Chemical Corp.                         91
  2,000 Royal Gold, Inc.*                             26
  1,100 RPC, Inc.*                                    17
  1,700 Seitel, Inc.*                                 69
  1,500 Stone Energy Corp.*                           35
  4,100 Tesoro Petroleum Corp.*                       59
  4,210 United Meridian Corp.*                       215
                                                --------
                                                   1,094
 PRINTING AND PUBLISHING--1.5%
  1,800 American Business Information, Inc.*          31
  1,950 American Business Products, Inc.              43
  7,300 American Media, Inc., Class A                 42
  2,500 Big Flower Press Holdings, Inc.*              44
  2,800 Bowne & Co., Inc.                             69
  1,200 CSS Industries, Inc.*                         29
  1,100 Devon Group, Inc.*                            28
  1,290 DH Technology, Inc.*                          31
  1,050 Edmark Corp.*                                 16
  2,900 Ennis Business Forms, Inc.                    29
  2,500 Express Scripts, Inc.*                        89
  1,400 Franklin Electronic Publishers, Inc.*         18
  2,800 Gibson Greetings, Inc.*                       53

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                              Value
------------------------------------------------------
  3,000 Golden Books Family
         Entertainment, Inc.*                 $     35
  4,800 Harland (John H.) Co.                      148
  2,457 Harte-Hanks Communications, Inc.            63
  4,000 Hollinger International, Inc.               44
  2,200 Houghton Mifflin Co.                       115
  4,700 McClatchy Newspapers, Inc., Class A        145
    954 Merrill Corp.                               22
  2,250 Nelson (Thomas), Inc.                       28
  2,100 New England Business Service, Inc.          41
  2,900 Playboy Enterprises, Inc.*                  34
    966 Pulitzer Publishing Co.                     44
  1,900 Scholastic Corp.*                          142
  2,100 Standard Register Co.                       59
    400 Steck-Vaughn Publishing Corp.*               4
  7,300 Topps, Inc.*                                31
  3,400 Valassis Communications, Inc.*              61
    400 Waverly, Inc.*                              10
  2,100 Wiley (John) & Sons, Inc.                   62
  5,300 World Color Press, Inc.*                   127
                                              --------
                                                 1,737
 PROFESSIONAL SERVICES--7.0%
  2,520 ABM Industries, Inc.                        43
  1,550 ADR Information Services, Inc.*             67
  5,100 Acclaim Entertainment, Inc.*                26
  2,000 Activision, Inc.*                           23
  7,200 Acxiom Corp.*                              165
    600 Advent Software, Inc.*                      19
  3,725 Advo, Inc.                                  47
  3,600 Affiliated Computer Services, Inc.*        104
  5,800 Allwaste, Inc.*                             25
  2,200 Alternative Resources Corp.*                38
  2,700 AMERCO*                                    128
  4,400 American Oncology Resources, Inc.*          43
  2,474 Analysts International Corp.                67
  1,700 Arbor Software Corp.*                       49
  1,400 Aspen Technologies, Inc.*                  117
    600 Astea International, Inc.*                   3
  4,800 Banta Corp.                                114
    800 Barra, Inc.*                                21
  3,200 BBN Corp.*                                  74
  2,300 BDM International*                         108
  2,600 BE Aerospace, Inc.*                         60
  2,200 Bell & Howell Co.*                          57

 Shares Description                           Value
---------------------------------------------------
    700 Billing Information Concepts*      $     21
  3,800 Bisys Group, Inc.*                      142
  1,856 Boole & Babbage, Inc.*                   53
    900 BRC Holdings, Inc.*                      38
  2,700 Broderbund Software, Inc.*               81
  3,800 BWIP Holding, Inc.                       58
  1,700 Casino Data Systems*                     22
  1,700 CDI Corp.*                               50
    100 Cheyenne Software, Inc.*                  3
  1,300 Ciber, Inc.*                             43
  2,800 Citrix Systems, Inc.*                   128
  1,600 Clarify, Inc.*                           72
  1,200 ClinTrials Research, Inc.*               26
  1,200 CMG Information Services, Inc.*          19
    500 COMFORCE Corp.*                           7
  2,200 Computer Horizons Corp.*                 74
    600 Computer Language Research, Inc.          6
  1,500 Computer Task Group, Inc.                63
  9,900 Computervision Corp.*                    94
  1,700 Comshare, Inc.*                          25
  1,000 Cooper & Chyan Technology, Inc.*         33
  1,900 COREStaff, Inc.*                         49
    500 CRA Managed Care, Inc.*                  23
    500 CSG Systems International, Inc.*          9
  1,200 Data Translation, Inc.*                  14
    700 Datastream Systems, Inc.*                16
  1,300 DecisionOne Corp.*                       20
  1,500 Dendrite International, Inc.*            36
  1,600 Documentum, Inc.*                        61
  1,100 Elcom International, Inc.*                9
  1,284 Electro Rent Corp.*                      31
  1,100 EmCare Holdings, Inc.                    22
  2,900 Employee Solutions, Inc.*                54
    700 Enterprise Systems, Inc.*                11
    600 Excite, Inc.*                             6
  1,200 Fair Isaac & Co.                         42
  2,900 Franklin Quest Co.*                      62
  2,300 General Magic, Inc.*                      7
  1,600 Geoworks*                                35
  3,000 Gerber Scientific, Inc.                  47
  3,400 Global Industries Ltd.*                  60
    200 Grey Advertising, Inc.                   46
    800 HA-LO Industries, Inc.*                  31
  1,500 Harbinger Corp.*                         39

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands, except shares)

 Shares  Description                                 Value
----------------------------------------------------------
    SMALL COMPANY INDEX PORTFOLIO--
               CONTINUED
 PROFESSIONAL SERVICES--CONTINUED
     400 HCIA, Inc.*                              $     12
   1,300 Henry (Jack) & Associates, Inc.                49
   2,300 HNC Software, Inc.*                            68
     978 Holly Corp.                                    26
   2,200 HPR, Inc.*                                     33
     800 IDT Corp.*                                     11
   1,300 IKOS Systems, Inc.*                            25
   1,600 Inacom Corp.*                                  50
     400 Individual, Inc.*                               2
     600 Indus Group, Inc.*                             13
   1,300 Inference Corp.*                                8
   1,600 Infocus Systems*                               34
   1,300 Inso Corp.*                                    55
     500 Integrated Measurement Systems, Inc.*           9
   2,400 Integrated Systems Consulting
          Group, Inc.*                                  52
   3,500 InteliData Technologies Corp.*                 26
     400 IntelliQuest Information Group, Inc.*          10
   2,400 Interim Services, Inc.*                        94
   1,200 International Imaging Materials, Inc.*         29
   3,400 Intersolv, Inc.*                               31
     500 Intevac, Inc.*                                  8
     800 Iron Mountain, Inc.*                           25
     750 ITT Educational Services, Inc.*                15
     500 JDA Software Group, Inc.*                      13
   2,400 Katz Media Group*                              24
   2,475 Keane, Inc.*                                  131
   2,000 Kinder Care Learning Centers, Inc.*            40
   2,000 Landstar Systems, Inc.*                        46
     800 Learning Tree International, Inc.*             36
   2,000 Legato Systems, Inc.*                          70
   1,200 Logic Works, Inc.*                              7
   1,200 Manugistics Group, Inc.*                       45
   1,100 Maxis, Inc.*                                   17
   1,200 May & Speh, Inc.*                              16
   1,300 MDL Information Systems, Inc.*                 22
   4,450 MDU Resources Group, Inc.                     100
   1,400 MetaTools, Inc.*                               26
   2,000 Metricom, Inc.*                                27
     900 Microware Systems Corp.*                       14
   3,900 National Data Corp.                           156
   3,000 National Health Investors, Inc.               107

 Shares Description                                       Value
---------------------------------------------------------------
  1,400 National Instruments Corp.*                    $     45
  1,900 NETCOM On-Line Communication Services, Inc.*         33
  2,500 Network Data Processing Corp.                        90
  3,200 Network Equipment Technologies, Inc.*                49
  1,700 Network Peripherals, Inc.*                           27
  1,200 NHP, Inc.*                                           21
  1,350 Nichols Research Corp.*                              33
  2,300 Nimbus CD International, Inc.*                       20
  2,000 Norrell Corp.                                        46
  1,900 Novadigm, Inc.*                                      20
  5,500 Oak Technology, Inc.*                                54
    400 On Assignment, Inc.*                                 12
  2,300 Orthodontic Centers of America, Inc.*                29
  1,700 Personnel Group of America, Inc.*                    38
  1,200 PhyMatrix Corp.*                                     18
  2,700 Physician Resource Group, Inc.*                      56
  3,100 Physician Computer Network, Inc.*                    26
  1,000 Pinkertons, Inc.*                                    25
  5,050 Players International, Inc.*                         33
  2,400 Policy Management Systems Corp.*                     96
  3,700 Pre-Paid Legal Services, Inc.*                       51
  2,400 Precision Systems, Inc.*                             13
  1,000 Premenos Technology Corp.*                           10
  1,100 Premiere Technologies, Inc.*                         26
    800 Prism Solutions, Inc.*                                6
    800 Profit (The) Recovery Group
         International, Inc.*                                11
  1,900 Progress Software Corp.*                             38
  1,000 Project Software & Development, Inc.*                42
  1,700 Protein Design Labs, Inc.*                           41
  4,200 PSINET, Inc.*                                        53
  3,862 Pure Atria Corp.*                                   108
  5,100 Quarterdeck Corp.*                                   34
  1,000 Rainbow Technologies, Inc.*                          20
    500 Raptor Systems, Inc.*                                11
  1,800 Red Brick Systems, Inc.*                             42
  1,800 Remedy Corp.*                                        81
    500 Renaissance Solutions, Inc.*                         19
  5,500 RISCORP, Inc.*                                       24
  5,900 Rollins Truck Leasing Corp.                          71
    900 Romac International, Inc.*                           22
  1,800 RTW, Inc.*                                           29
  2,300 7th Level, Inc.*                                     11

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                Value
--------------------------------------------------------
    300 Sapient Corp.*                          $     12
  1,300 Scopus Technologies, Inc.*                    49
  1,500 Secure Computing Corp.*                       14
    500 Seque Software, Inc.*                          6
  2,300 Sitel Corp.*                                  45
    600 Smith Micro Software, Inc.*                    3
  1,300 Software 2000, Inc.*                          11
  6,700 Sotheby's Holdings, Inc., Class A            118
  4,300 Spectrum Holobyte, Inc.                       22
  1,000 SPSS, Inc.*                                   29
  1,900 Spyglass, Inc.*                               20
    500 SQA, Inc.*                                    14
  3,600 Stac, Inc.*                                   24
  1,600 State of the Art, Inc.*                       21
  5,000 Structural Dynamics Research Corp.*           97
  1,000 Summit Medical Systems*                        8
  3,800 SunRiver Corp.*                                9
  2,400 Sync Research, Inc.*                          47
  4,450 System Software Associates, Inc.              62
  2,400 Systems & Computer Technology Corp.*          35
  2,900 Systemsoft Corp.*                             53
  1,800 TCSI Corp.*                                   16
  2,800 Telxon Corp.                                  34
    565 Thermo TerraTech, Inc.*                        6
  1,650 Thermotrex Corp.*                             56
  3,400 Transaction Systems Architects, Inc.*        123
  3,000 Transcend Services, Inc.*                     18
    500 Unison Software, Inc.*                        12
  2,300 Vanstar Corp.*                                63
  1,300 Vantive Corp.                                 45
  1,600 Veritas DGC, Inc.*                            34
  1,550 Veritas Software Corp.*                       72
  1,400 Verity, Inc.*                                 23
  2,600 Viasoft, Inc.*                               118
  2,000 VideoServer, Inc.*                            98
  2,800 Viewlogic Systems, Inc.*                      28
  1,100 Visio Corp.*                                  54
  1,800 VISX Corp.*                                   42
    800 Volt Information Sciences, Inc.*              28
  1,697 Wackenhut Corp.                               28
  1,350 Wind River Systems*                           66
    600 Workgroup Technology Corp.*                    3
  2,800 Xircom, Inc.*                                 56

 Shares Description                                Value
--------------------------------------------------------
    400 Yahoo!, Inc.*                           $      8
    800 Zoran Corp.*                                  17
                                                --------
                                                   8,049
 REAL ESTATE--4.9%
  3,300 American Health Properties, Inc.              73
    700 American Homestar Corp.*                      13
  1,400 AMLI Residential Properties                   30
  2,000 Apartment Investment & Management Co.         50
  1,800 Associated Estates Realty Corp.               40
  4,600 Avalon Properties, Inc.                      118
  1,200 Avatar Holdings, Inc.*                        37
  1,800 Bay Apartment Communities, Inc.               59
  3,700 Beacon Properties Corp.                      117
  4,000 Berkshire Realty, Inc.                        38
  2,403 Bradley Real Estate Trust                     42
  2,300 Cali Realty Corp.                             65
  2,200 Camden Property Trust                         61
  3,200 Carr Realty Corp.                             83
  2,700 Castle & Cooke, Inc.*                         43
  2,000 Cavalier Homes, Inc.                          23
  2,600 CBL & Associates Properties, Inc.             64
  1,900 Centerpoint Properties Corp.                  52
  1,800 Chelsea GCA Realty, Inc.                      57
  2,800 Colonial Property Trust*                      75
  1,800 Columbus Realty Trust                         38
  2,700 Commercial Net Lease Realty, Inc.             39
  3,600 Cousins Properties, Inc.                      84
  4,200 Crown American Realty Trust                   32
  3,000 Developers Diversified Realty Corp.          101
  4,834 Doubletree Corp.*                            203
  4,500 Duke Realty Investments, Inc.                161
  3,900 Equity Inns, Inc.                             46
  2,900 Evans Withycombe Residential, Inc.            59
  2,200 Excel Realty Trust, Inc.                      50
  5,000 Federal Realty Investment Trust              130
  3,600 FelCor Suite Hotel, Inc.                     128
  3,800 First Industrial Realty Trust, Inc.          109
    600 Forest City Enterprises, Inc.                 32
  2,400 Gables Residential Trust                      64
  4,200 General Growth Properties, Inc.              117
  3,400 Glimcher Realty Trust                         66
  4,500 Health Care Property Investors, Inc.         154
  2,200 Health Care REIT, Inc.                        55
  1,800 Healthcare Realty Trust                       46

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands, except shares)

 Shares Description                                  Value
----------------------------------------------------------
    SMALL COMPANY INDEX PORTFOLIO--
               CONTINUED
 REAL ESTATE--CONTINUED
  3,600 Highwoods Properties, Inc.                $    111
  2,000 Irvine Apartment Communities, Inc.              49
  1,700 JDN Realty Co.                                  44
  2,100 JP Realty, Inc.                                 51
  4,400 Liberty Property Trust                         102
  2,900 Macerich Co.                                    67
  3,800 Manufactured Home Communities, Inc.             76
    900 Maxxam, Inc.*                                   42
  1,800 Mid-America Apartment Communities, Inc.         46
  2,300 Mills Corp.                                     48
  1,800 National Golf Properties, Inc.                  51
  2,400 Oasis Residential, Inc.                         50
  2,600 Paragon Group, Inc.                             41
  1,300 Pennsylvania REIT                               30
  3,400 Post Properties, Inc.                          131
  1,100 PRI Automation, Inc.*                           53
  2,500 Price Enterprises, Inc.*                        43
  1,400 Price REIT, Inc.                                49
  1,600 Regency Realty Corp.*                           38
  3,800 RFS Hotel Investors, Inc.                       64
  1,800 ROC Communities, Inc.                           45
  1,700 Saul Centers, Inc.                              26
  3,600 Shurguard Storage Centers, Inc.                 99
  3,125 South West Property Trust, Inc.                 50
  4,800 Spieker Properties, Inc.                       147
  1,400 Storage Trust Realty                            34
  3,100 Storage USA, Inc.                              117
  2,500 Summit Property, Inc.                           49
  1,900 Sun Communities, Inc.                           61
  4,800 Taubman Centers, Inc.                           56
  2,700 Thornburg Mortgage Asset Corp.                  47
  2,700 Town & Country Trust                            39
  1,900 Trinet Corporate Realty Trust                   65
  8,800 United Dominion Realty Trust                   130
  2,100 Urban Shopping Centers, Inc.                    55
  3,900 Vornado Realty Trust                           176
  1,700 Walden Residential Properties, Inc.             39
  4,900 Washington Real Estate Investment Trust         81
  1,700 Weeks Corp.                                     48
  2,700 Wellsford Residential Property Trust            65
  3,000 Western Investment Real Estate Trust            39
                                                  --------
                                                     5,508

 Shares Description                                 Value
---------------------------------------------------------
 RECREATIONAL AND LEISURE SERVICES--1.3%
    500 AMC Entertainment, Inc.*                 $     10
    500 Ameristar Casinos, Inc.*                        3
  1,100 Anchor Gaming*                                 46
  2,500 Argosy Gaming Corp.*                           14
  1,000 Ascent Entertainment Group, Inc.               17
  3,100 Authentic Fitness Corp.                        34
  6,300 Aztar Corp.*                                   46
    200 Bally's Grand, Inc.*                            7
  4,200 Boyd Gaming Corp.*                             34
  1,700 Carmike Cinemas, Inc.*                         46
  3,150 Casino America, Inc.*                          11
  4,300 Casino Magic Corp.*                            12
  2,300 Galoob (Lewis) Toys, Inc.*                     67
  1,000 GC Cos., Inc.*                                 35
  1,000 Harvey's Casino Resorts                        17
  2,600 Hollywood Casino Corp., Class A*               31
  2,217 K2, Inc.                                       58
  2,700 Lydall, Inc.*                                  61
    800 Movie Gallery, Inc.*                           11
    500 Penn National Gaming, Inc.*                    19
  1,400 Primadonna Resorts, Inc.*                      26
  4,900 Prime Hospitality Corp.*                       81
    600 Quintel Entertainment, Inc.*                    5
  3,662 Regal Cinemas, Inc.*                          119
  2,900 Rio Hotel & Casino, Inc.*                      44
  5,200 Savoy Pictures Entertainment, Inc.*            18
  2,100 Scientific Games Holdings Corp.*               55
  2,500 Showboat, Inc.                                 47
  1,950 Shuffle Master, Inc.*                          19
  1,600 Skyline Corp.                                  42
  1,500 Sodak Gaming, Inc.*                            24
  2,300 Spelling Entertainment Group, Inc.*            18
  3,400 Sports & Recreation, Inc.*                     29
  3,800 Starsight Telecast Co.*                        29
  3,200 Station Casinos, Inc.*                         34
  1,700 Stratosphere Corp.*                             2
  1,650 Studio Plus Hotels*                            29
  3,000 Trump Hotels and Casino Resorts, Inc.*         42
  6,100 Tyco Toys, Inc.*                               72
    800 White River Corp.*                             43
  2,900 WMS Industries, Inc.*                          73
                                                 --------
                                                    1,430

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                              Value
------------------------------------------------------
 RESEARCH AND CONSULTING SERVICES--1.3%
  5,800 Advance Tissue Science, Inc.*         $     70
  1,700 Agouron Pharmaceuticals, Inc.*              93
  3,200 Air & Water Technologies Corp.*             20
  2,600 Alliance Entertainment Corp.*                6
 10,400 Aura Systems, Inc.*                         26
  7,100 Bio-Technology General Corp.*               65
  4,300 Columbia Laboratories, Inc.*                52
    675 Computer Management Sciences, Inc.*         11
  7,700 Cytogen Corp.*                              42
  2,800 Dames & Moore, Inc.                         38
  4,300 Data Broadcasting Corp.*                    33
    500 Data Processing Resources Corp.*             9
    700 Eagle River Interactive, Inc.*               4
  1,600 GRC International, Inc.*                    24
  3,300 ImCrone Systems, Inc.*                      34
  3,300 Jacobs Engineering Group, Inc.*             80
  4,900 Liposome Technology, Inc.*                  88
  2,100 Mercer International, Inc.*                 25
  3,000 Mycogen Corp.*                              50
  1,900 NeoPath, Inc.*                              34
  1,500 NFO Research, Inc.*                         33
  3,400 OHM Corp.*                                  29
  1,980 Organogenesis, Inc.*                        41
  1,200 Parexel International Corp.*                62
  2,345 Pharmaceutical Product
         Development, Inc.*                         52
  6,000 Scios-Nova, Inc.*                           35
  1,800 Spacelabs Medical, Inc.*                    36
  1,300 Stone & Webster, Inc.                       42
  5,050 Summit Technology, Inc.*                    27
  8,500 Symantec Corp.*                            126
  2,400 Technology Solutions Co.*                  108
  3,200 U.S. Bioscience, Inc.*                      38
                                              --------
                                                 1,433
 RETAIL--4.5%
  1,900 Aaron Rents, Inc.                           27
    570 Alexander's, Inc.*                          41
    700 American Eagle Outfitters, Inc.*            17
  4,500 Americredit Corp.*                          89
  3,600 AnnTaylor Stores, Inc.*                     73
  3,912 Apple South, Inc.                           58
  2,800 Arbor Drugs, Inc.                           72
  1,800 Baby Superstores, Inc.*                     50

 Shares Description                                   Value
-----------------------------------------------------------
  4,900 Best Buy, Inc.*                            $     62
  1,400 Blair Corp.                                      27
  6,500 Bombay Company, Inc.*                            31
  1,800 Books-a-Million, Inc.*                           12
    300 Buckle, Inc.*                                     8
  7,540 Buffets, Inc.*                                   70
  2,800 Burlington Coat Factory Warehouse*               34
  2,500 Carson Pirie Scott & Co.*                        65
  5,000 Cash America International, Inc.                 39
  4,100 Cato Corp.                                       20
 14,700 Charming Shoppes, Inc.*                          75
  2,900 CKE Restaurants, Inc.                            89
  7,450 Claire's Stores, Inc.                           120
  8,600 CML Group, Inc.                                  34
  1,800 Cole National Corp.*                             47
  1,930 Consolidated Products, Inc.*                     35
    268 Dart Group Corp.                                 25
    983 Delchamps, Inc.                                  20
  2,800 Dress Barn, Inc.*                                40
  3,100 Duty Free International, Inc.                    49
  2,500 Fabri-Centers of America, Inc., Class A*         39
  6,500 Family Dollar Stores, Inc.                      122
  7,000 Fedders Corp.                                    40
  7,200 Fingerhut Cos., Inc.                             90
  6,000 Foodmaker, Inc.*                                 55
  2,200 Friedmans, Inc., Class A*                        30
  2,200 Garden Ridge Corp.*                              18
  3,900 Gymboree Corp.*                                 110
  3,700 Hancock Fabrics, Inc.                            34
  9,000 HEARx Ltd.*                                      17
  5,300 Hechinger Co.                                    15
  3,300 Hollywood Entertainment Corp.*                   66
  1,200 Ingles Markets, Inc.                             17
  2,950 Just For Feet, Inc.*                             70
  1,100 L.L. Knickerbocker Co.*                          10
  2,500 Lands' End, Inc.                                 68
  2,200 Longs Drug Stores, Inc.                         110
  4,000 Mac Frugal's Bargains Close-Outs, Inc.*          99
    800 Mafco Consolidated Group*                        23
  1,300 Mail Boxes Etc.*                                 29
  1,775 Men's (The) Warehouse, Inc.*                     41
  4,100 Meyer (Fred), Inc.*                             137
  3,100 Michael's Stores, Inc.*                          31
  2,300 National Media Corp.*                            18

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands, except shares)

 Shares Description                                   Value
-----------------------------------------------------------
    SMALL COMPANY INDEX PORTFOLIO--
               CONTINUED
 RETAIL--CONTINUED
  2,623 Natures Sunshine Products, Inc.            $     53
  2,900 NPC International, Inc.*                         24
    800 O'Reilly Automotive, Inc.*                       27
  6,900 Payless Cashways, Inc.*                          12
  2,150 Petco Animal Supplies, Inc.*                     47
  4,400 Petroleum Heat & Power, Inc.                     31
  6,435 Pier I Imports, Inc.                             88
  2,400 Proffitt's, Inc.*                                97
  1,500 Quality Food Centers, Inc.*                      57
  1,600 Regis Corp.*                                     40
  2,400 Renters Choice, Inc.*                            44
  3,800 Ross Stores, Inc.                               193
 15,700 Service Merchandise Co., Inc.*                   86
  3,000 Shopko Stores, Inc.                              47
  2,750 Showbiz Pizza Time, Inc.*                        45
  3,098 Smith Food & Drug Centers, Inc., Class B         94
  2,100 Sonic Corp.*                                     48
  4,900 Sports Authority, Inc.*                         121
  2,900 Stanhome, Inc.                                   79
  1,550 Stein Mart, Inc.*                                30
  1,220 Strawbridge & Clothier, Class A                  20
  7,700 Stride Rite Corp.                                77
  9,300 Thrifty PayLess Holdings, Inc.*                 238
  3,800 U.S. Office Products Co.*                       118
  5,500 Universal Corp.                                 158
  1,200 Urban Outfitters, Inc.*                          18
  1,500 Valmont Industries, Inc.                         59
  1,700 Value City Department Stores, Inc.*              22
  4,900 Waban, Inc.*                                    129
  1,200 West Marine, Inc.*                               40
    900 Wet Seal, Inc.*                                  20
  2,200 Whole Foods Market, Inc.*                        50
  2,900 Williams-Sonoma, Inc.*                          101
  1,300 Wilmar Industries, Inc.*                         30
  5,000 Zale Corp.*                                      99
                                                   --------
                                                      5,060
 RUBBER AND PLASTICS--0.7%
  2,200 ACX Technologies, Inc.*                          40
  2,100 Carlisle Cos., Inc.                             121
  2,500 Foamex International, Inc.*                      42
  1,500 Furon Co.                                        31
    800 Liqui-Box Corp.                                  26

 Shares Description                                Value
------------------------------------------------------------
  2,195 Myers Industries, Inc.*                 $     33
  2,200 O'Sullivan Corp.                              24
  1,300 Park Ohio Industries, Inc.*                   19
  1,200 Rogers Corp.*                                 33
  3,500 Sola International, Inc.*                    123
  2,500 Spartech Corp.                                27
  1,300 Tredegar Industries, Inc.                     52
  4,200 TRINOVA Corp.                                153
  2,000 West Co., Inc.                                57
                                                --------
                                                     781
 SANITARY SERVICES--0.3%
  9,400 Allied Waste Industries, Inc.*                85
  2,800 Centennial Cellular Corp.*                    33
  1,500 Continental Waste Industries, Inc.*           40
 10,500 Rollins Environmental Services, Inc.*         21
  9,100 Safety-Kleen Corp.                           144
    600 Superior Services, Inc.*                      10
                                                --------
                                                     333
 SERVICE INDUSTRY MACHINERY--0.4%
  1,900 Applied Power, Inc.                           69
  2,450 Commercial Intertech Corp.                    25
    600 Greenwich Air Services, Inc.                  15
  1,600 Scotsman Industries, Inc.                     37
  1,500 Tennant Co.                                   37
  5,675 United States Filter Corp.*                  194
  1,575 Wynn's International, Inc.                    46
                                                --------
                                                     423
 SOCIAL SERVICES--0.3%
    547 Berlitz International, Inc.*                  11
  2,100 DeVry, Inc.*                                  94
  5,600 National Education Corp.*                     79
  2,618 Omega Healthcare Investors, Inc.              85
  1,000 Youth Services International, Inc.*           13
                                                --------
                                                     282
 STEEL PRODUCTS--1.3%
  2,000 Acme Metals, Inc.*                            42
  1,500 Amcast Industrial Corp.                       35
 13,700 Armco, Inc.*                                  62
  4,500 Birmingham Steel Corp.                        79
  2,800 Brush Wellman, Inc.                           47
  2,400 Carpenter Technology Corp.                    85
  1,000 Chaparral Steel Co.                           13
  1,100 Coastcast Corp.*                              17

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                           Value
---------------------------------------------------
  1,600 Commonwealth Aluminum Corp.        $     26
    400 Curtiss Wright Corp.                     20
  2,200 Geneva Steel Co.*                         8
    500 Gibraltar Steel Corp.*                   12
  2,400 Handy & Harman                           40
  1,000 Huntco, Inc., Class A                    16
  1,800 IMCO Recycling, Inc.                     29
  3,100 Intermet Corp.*                          41
  3,100 J & L Specialty Steel, Inc.              38
  1,700 Kaiser Aluminum Corp.*                   18
  3,100 Lone Star Technologies, Inc.             55
  2,600 Lukens, Inc.                             48
  2,700 Mueller Industries, Inc.*               106
  3,700 National Steel Corp., Class B*           35
  3,200 Oregon Steel Mills, Inc.                 55
  3,150 Precision Castparts Corp.               148
  1,300 Reliance Steel & Aluminum Co.            49
  1,500 Rouge Steel Co.                          32
    700 Schnitzer Steel Industries, Inc.         19
    900 Shiloh Industries, Inc.*                 15
  1,900 Standex International Corp.              59
  1,250 Steel Technologies, Inc.                 16
  1,700 Texas Industries, Inc.                   97
  4,000 UNR Industries, Inc.                     28
  1,000 WCI Steel, Inc.*                         10
  4,000 WHX Corp.*                               38
                                           --------
                                              1,438
 TEXTILES--0.6%
  4,000 Albany International Corp.               89
  9,800 Burlington Industries, Inc.*            107
  3,400 Cone Mills Corp.*                        28
    800 Fab Industries, Inc.                     21
  1,582 Fieldcrest Cannon, Inc.*                 23
  1,898 Guilford Mills, Inc.                     49
  3,000 Interface, Inc.                          59
  4,100 Phillips-Van Heusen                      53
  1,200 Quiksilver, Inc.*                        24
  4,100 Ruddick Corp.                            54
  2,200 Springs Industries, Inc.                102
  2,700 West Point Stevens, Inc.*                81
                                           --------
                                                690
 TRANSPORTATION PARTS AND EQUIPMENT--2.3%
  2,500 AAR Corp.                                75

 Shares Description                                  Value
----------------------------------------------------------
  1,400 ABC Rail Products Corp.*                  $     28
  2,200 APS Holding Corp.                               42
  3,850 Arctic Cat, Inc.                                37
  1,700 Armor All Products Corp.                        32
  3,500 Arvin Industries, Inc.                          83
  2,700 Aviall, Inc.                                    27
  2,200 Borg Warner Automotive, Inc.                    88
  2,200 Breed Technologies, Inc.                        59
  1,100 Cannondale Corp.*                               21
  2,700 Chancellor Corp.*                               78
  2,300 Coachmen Industries, Inc.                       59
 10,800 Collins & Aikman Corp.*                         65
  1,300 Copart, Inc.*                                   23
  1,500 Detroit Diesel Corp.*                           30
  1,200 Eaton Vance Corp.                               52
  2,900 Exide Corp.                                    .74
  2,300 Fairchild Corp.*                                38
  5,500 Federal-Mogul Corp.                            122
  4,100 Gencorp, Inc.                                   76
  2,300 Huffy Corp.                                     32
  4,700 Mesa Airlines, Inc.*                            46
 11,800 Navistar International Corp.*                  112
  2,600 OEA, Inc.                                      105
  4,200 Orbital Sciences Corp.*                         81
  2,104 Pacific Scientific Co.                          24
  4,300 Polaris Industries, Inc.                        94
  3,300 Rohr, Inc.*                                     58
  1,300 Sequa Corp.*                                    52
  2,800 Simpson Industries, Inc.                        29
  2,400 Smith (A.O.) Corp.                              71
  2,225 Standard Products Co.                           51
  2,800 Stant Corp.                                     35
  4,900 Stewart & Stevenson Services, Inc.             121
  3,300 Superior Industries International, Inc.         83
  2,700 Teleflex, Inc.                                 134
  2,900 Thiokol Corp.                                  133
    889 Thor Industries, Inc.                           21
  2,525 Titan Wheel International, Inc.                 33
    900 Tower Automotive, Inc.                          29
  3,000 Wabash National Corp.                           53
  1,500 Walbro Corp.                                    30
  3,200 Westinghouse Air Brake Co.                      36
  2,500 Winnebago Industries, Inc.                      19
                                                  --------
                                                     2,591

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands, except shares)

 Shares Description                                    Value
------------------------------------------------------------
    SMALL COMPANY INDEX PORTFOLIO--
               CONTINUED
 TRANSPORTATION SERVICES--1.8%
  2,600 Air Express International Corp.             $     85
  3,100 Airborne Freight Corp.                            67
  2,200 Alaska Air Group, Inc.*                           53
  7,630 America West Airlines, Inc.*                     112
  3,600 American Freightways, Inc.*                       37
  3,500 APL Ltd.                                          84
  3,100 Arnold Industries, Inc.                           49
  3,700 Atlantic Southeast Airlines, Inc.                 84
  1,800 Covenant Transportation, Inc., Class A*           27
    400 Eagle USA Airfreight, Inc.*                       11
  1,900 Expeditors International of
         Washington, Inc.                                 85
  1,458 First Source Corp.                                34
    600 Florida East Coast Industries, Inc.               53
  1,553 Frozen Food Express Industries, Inc.              15
  3,100 GATX Corp.                                       155
  7,900 Greyhound Lines, Inc.*                            31
  1,800 Harper Group, Inc.                                41
  2,739 Heartland Express, Inc.*                          65
  3,600 Hunt (J.B.) Transportation Services, Inc.         50
  4,100 Kirby Corp.*                                      81
    400 Knight Transportation, Inc.*                       9
  1,500 M.S. Carriers, Inc.*                              29
    900 Midwest Express Holdings, Inc.*                   30
  3,100 Offshore Logistics, Inc.*                         62
  4,800 OMI Corp.*                                        37
  4,400 Overseas Shipholding Group, Inc.                  70
    900 Oxford Resources Corp., Class A*                  23
  3,200 Pittston Burlington Group                         63
  1,600 Railtex, Inc.*                                    40
  2,300 Roadway Express, Inc.                             38
  1,300 Skywest, Inc.                                     19
  1,800 Swift Transportation Co., Inc.*                   43
  2,900 Trans World Airlines, Inc.*                       22
  3,450 USFreightways, Corp.*                             89
  5,600 ValuJet, Inc.*                                    50
  3,350 Werner Enterprises, Inc.                          54
  1,300 Western Pacific Airlines, Inc.*                   11
  1,900 Xtra Corp.                                        80
  3,500 Yellow Corp.*                                     53
                                                    --------
                                                       2,041

 Shares Description                            Value
----------------------------------------------------
 WATER SUPPLY--0.4%
  1,200 Aquarion Co.                         $    30
  1,063 California Water Service Co.              42
  2,600 Culligan Water Technologies, Inc.*        97
  1,300 E'Town Corp.                              39
    700 Pennsylvania Enterprises, Inc.*           31
  2,700 Philadelphia Suburban Corp.               50
  1,360 Southern California Water Co.             32
  3,852 United Water Resources, Inc.              59
  1,200 Western Water Co.*                        22
                                             -------
                                                 402
 WHOLESALE--1.4%
  3,185 Arch Communications Group, Inc.*          35
  1,900 Bearings, Inc.                            52
  1,400 Bindley Western Industries, Inc.          25
  1,750 BMC West Corp.*                           21
  4,000 Caraustar Industries, Inc.               136
  4,000 Casey's General Stores, Inc.              69
  1,756 Castle (A. M.) & Co.                      32
        Cellular Communications of Puerto
  1,900  Rico, Inc.*                              40
  1,866 Commercial Metals Co.                     59
  3,700 Compucom Systems, Inc.*                   43
    400 Culbro Corp.*                             23
    600 Daisytek International Corp.*             21
  1,500 Discount Auto Parts, Inc.*                38
  2,600 Egghead, Inc.*                            16
  2,838 Foxmeyer Corp.*                            6
  1,162 Getty Petroleum Corp.                     19
  5,800 Handleman Co.                             48
    900 Hughes Supply, Inc.                       39
  3,100 Immunex Corp.*                            42
  2,800 International Multifoods Corp.            44
  1,800 JP Foodservice, Inc.*                     44
  3,200 Kaman Corp.                               40
  3,800 Kent Electronics Corp.*                   99
  1,200 Lawson Products, Inc.                     26
  2,700 Marshall Industries*                      84
  2,450 Microage, Inc.*                           55
  1,900 Nash-Finch Co.                            36

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                         Value
-----------------------------------------------------------------
  4,400 Owens & Minor, Inc.                              $     46
  1,800 Patterson Dental Co.*                                  47
  1,500 Peak (The) Technologies Group*                         17
  1,700 Russ Berrie & Co., Inc.                                30
  4,075 Rykoff-Sexton, Inc.                                    59
  2,400 Sciclone Pharmaceuticals, Inc.*                        20
  1,700 Smart & Final, Inc.                                    37
  4,100 TBC Corp.*                                             30
  2,300 United Stationers, Inc.*                               47
  3,100 VWR Corp.*                                             48
                                                         --------
                                                            1,573
-----------------------------------------------------------------
 TOTAL COMMON STOCKS
  (Cost $93,126)                                         $105,786
-----------------------------------------------------------------
 WARRANTS--0.0%
    247 Aquila Biopharmaceuticals, Inc., Exp.12/03/96*   $      0
        Milicom American Satellite Corp.,
    350  Exp. 06/30/99*                                         0
        PerSeptive Biosystems, Inc.,
     57  Exp. 08/08/97*                                         0
-----------------------------------------------------------------
 TOTAL WARRANTS
  (Cost $0)                                              $      0
-----------------------------------------------------------------
 OTHER--0.0%
  2,000 Escrow CFS Group, Inc.*                          $      0
  1,400 Escrow Millicom, Inc.*                                  0
    900 Escrow Northeast Bancorp, Inc.*                         0
  2,790 Escrow Statesman Group, Inc.*                           0
  1,700 Escrow Takecare, Inc.*                                  0
-----------------------------------------------------------------
 TOTAL OTHER
  (Cost $0)                                              $      0
-----------------------------------------------------------------

 Principal Amount Description                            Value
--------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--0.2%
                  U.S. Treasury Bills #
 $   70           4.89% Due 01/09/97                  $     69
     25           4.93% Due 01/09/97                        25
     80           4.96% Due 01/09/97                        79
     40           5.11% Due 01/09/97                        39
--------------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $212)                                         $    212
--------------------------------------------------------------
 SHORT-TERM INVESTMENT--6.1%
                  Berliner Handels und Frankfurter,
                  Grand Cayman
 $6,868           5.688% Due 12/02/96                 $  6,868
--------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $6,868)                                       $  6,868
--------------------------------------------------------------
 TOTAL INVESTMENTS--99.8%
  (Cost $100,206)                                     $112,866
--------------------------------------------------------------
 Assets, less other liabilities--0.2%                      259
--------------------------------------------------------------
 NET ASSETS--100.0%                                   $113,125
--------------------------------------------------------------
--------------------------------------------------------------

OPEN FUTURES CONTRACTS:

                Number of     Contract     Contract      Contract      Unrealized
    Type        Contracts      Amount      Position     Expiration        Gain
---------------------------------------------------------------------------------
RUSSELL 2000       40          $6,935        Long        12/20/96         $172
---------------------------------------------------------------------------------

*Non-income producing security.

#Securities pledged to cover margin requirements for open futures contracts.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 1996
(All amounts in thousands, except net asset value per unit)

                                                                                                                   Small
                                                                   Diversified  Equity    Focused  International  Company
                                                         Balanced    Growth      Index    Growth      Growth       Index
                                                         Portfolio  Portfolio  Portfolio Portfolio   Portfolio   Portfolio
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at cost                        $44,220   $106,566   $541,910  $ 94,277    $135,257    $100,206
--------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value                       $51,448   $142,731   $736,364  $114,043    $139,480    $112,866
Cash                                                          143          2          7         2          --           4
Receivables:
 Dividends and interest                                       293        200      1,557        65         143         109
 Foreign tax reclaims                                          --         --         --        --         217          --
 Fund units sold                                               15         --        108        24           5          --
 Investment securities sold                                   143         --         --        --       4,297         158
 Administrator                                                  6          8         23         7           2           8
Deferred organization costs, net                               20         15         15        27          33          14
Other assets                                                    1         --          2        --           1           1
--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                               52,069    142,956    738,076   114,168     144,178     113,160
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Due to custodian                                               --         --         --        --         684          --
Payable for:
 Fund units redeemed                                           52         --        119        27           5          --
 Investment securities purchased                              596        382         27       150       5,075          --
Accrued expenses:
 Advisory fees                                                 21         63         58        73          89          18
 Administration fees                                            4         11         58         9          11           9
 Custodian fees                                                 2          2         23         1          13          --
 Transfer agent fees                                            1          1         11         1           1           1
Other liabilities                                               7          9         42         8          24           7
--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                             683        468        338       269       5,902          35
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                $51,386   $142,488   $737,738  $113,899    $138,276    $113,125
--------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Paid-in capital                                           $42,854    $90,550   $508,982   $82,474    $130,284     $86,770
Accumulated undistributed net investment income                49      1,355        468       111         720       1,159
Accumulated net realized gain on investments, options
 and futures                                                1,255     14,418     32,457    11,548       3,034      12,364
Net unrealized appreciation on investments and futures      7,228     36,165    195,831    19,766       4,223      12,832
Net unrealized gain on translation of other assets and
 liabilities denominated in foreign currencies                 --         --         --        --          15          --
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                $51,386   $142,488   $737,738  $113,899    $138,276    $113,125
--------------------------------------------------------------------------------------------------------------------------
Total units outstanding (no par value), unlimited units
 authorized
 Class A                                                    3,690      9,892     40,255     7,337      12,998       8,081
 Class C                                                      490         --      3,213       483          --          --
 Class D                                                       19         30        477        46           9          19
--------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per unit
 Class A                                                   $12.24     $14.36     $16.79    $14.48      $10.63      $13.97
 Class C                                                   $12.24         --     $16.79    $14.47          --          --
 Class D                                                   $12.23     $14.26     $16.77    $14.37      $10.54      $13.96
--------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 1996
(All amounts in thousands)

                                                                                     Small
                                    Diversified  Equity     Focused  International  Company
                          Balanced    Growth      Index     Growth      Growth       Index
                          Portfolio  Portfolio  Portfolio  Portfolio   Portfolio   Portfolio
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                  $  397     $ 2,151   $ 12,910    $   927     $ 2,149     $ 1,638
Interest                    1,256         146      1,191        116         293         141
--------------------------------------------------------------------------------------------
TOTAL INCOME                1,653       2,297     14,101      1,043       2,442(a)    1,779
--------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees      363       1,118      1,810      1,116       1,362         424
Administration fees           114         310        780        250         305         258
Custodian fees                 21          27        154         22         170          67
Transfer agent fees             9          14         92         13          14          12
Registration fees              17          25         42         23          46          27
Professional fees               5          15         45          5          14           9
Trustee fees                    2           4         18          2           6           5
Amortization of deferred
 organization costs            10          13         13         17          15          13
Unitholder Servicing
 Fees                           7           1         54          4          --          --
Other                          10          16         86         14          17          20
--------------------------------------------------------------------------------------------
TOTAL EXPENSES                558       1,543      3,094      1,466       1,949         835
Less voluntary waivers
 of:
 Investment advisory
  fees                       (136)       (349)    (1,207)      (305)       (272)       (212)
 Administration fees          (69)       (171)      (176)      (148)       (169)       (152)
Less: Expenses reimburs-
 able by Administrator        (66)        (98)      (307)       (80)        (55)       (135)
--------------------------------------------------------------------------------------------
Net expenses                  287         925      1,404        933       1,453         336
--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME       1,366       1,372     12,697        110         989       1,443
Net realized gains on:
 Investment transactions    1,703      14,070     30,814     11,332       8,918      12,772
 Futures transactions          --          --      5,198        140          --          74
 Foreign currency trans-
  actions                      --          --         --         --          24          --
 Options                      131         383         --         76          --          --
Net change in unrealized
 appreciation on
 investments and futures    2,874      10,529    100,945      5,017       3,186         976
Net change in unrealized
 losses on translation
 of other assets and li-
 abilities denominated
 in
 foreign currencies            --          --         --         --         (22)         --
--------------------------------------------------------------------------------------------
NET INCREASE IN NET AS-
 SETS RESULTING FROM
 OPERATIONS                $6,074     $26,354   $149,654    $16,675     $13,095     $15,265
--------------------------------------------------------------------------------------------

(a) Net of $119 in non-reclaimable foreign withholding taxes.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended November 30, 1996 and 1995
(All amounts in thousands)

                                            Balanced       Diversified Growth
                                            Portfolio           Portfolio
                                         ----------------  --------------------
                                          1996     1995      1996       1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income                   $ 1,366  $ 1,217  $   1,372  $   1,779
 Net realized gains (losses) on invest-
  ments, options,
 futures, and foreign currency transac-
  tions                                    1,834      587     14,453      3,960
 Net change in unrealized appreciation
  (depreciation) on:
 Investments and futures transactions      2,874    4,957     10,529     27,492
 Forward foreign currency contracts           --       --         --         --
 Net change in unrealized gains (loss-
  es) on translations of other assets
  and liabilities denominated in for-
  eign currencies                             --       (5)        --        364
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                 6,074    6,756     26,354     33,595
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A UNITHOLDERS
 FROM:
 Net investment income                    (1,231)  (1,221)    (1,750)    (1,361)
 Net realized gain on investment and
  futures transactions                        --       --     (1,919)        --
--------------------------------------------------------------------------------
Total distributions to Class A
 unitholders                              (1,231)  (1,221)    (3,669)    (1,361)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C UNITHOLDERS:
 Net investment income                      (132)      --         --         --
 Net realized gain on investment and
  futures transactions                        --       --         --         --
--------------------------------------------------------------------------------
Total distributions to Class C
 unitholders                                (132)      --         --         --
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D UNITHOLDERS:
 Net investment income                        (2)      --         (2)        (1)
 Net realized gain on investment and
  futures transactions                        --       --         (3)        --
--------------------------------------------------------------------------------
Total distributions to Class D
 unitholders                                  (2)      --         (5)        (1)
--------------------------------------------------------------------------------
CLASS A UNIT TRANSACTIONS:
 Proceeds from the sale of units          11,431   10,695     14,860     32,849
 Reinvested distributions                  1,076    1,179      3,424      1,264
 Cost of units redeemed                  (10,419)  (9,974)   (45,585)   (84,547)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from Class A unit transac-
 tions                                     2,088    1,900    (27,301)   (50,434)
--------------------------------------------------------------------------------
CLASS C UNIT TRANSACTIONS:
 Proceeds from the sale of units           6,132       --         --         --
 Reinvested distributions                    132       --         --         --
 Cost of units redeemed                     (797)      --         --         --
--------------------------------------------------------------------------------
Net increase in net assets resulting
 from Class C unit transactions            5,467       --         --         --
--------------------------------------------------------------------------------
CLASS D UNIT TRANSACTIONS:
 Proceeds from the sale of units             232       --        227        185
 Reinvested distributions                      2       --          5         --
 Cost of units redeemed                       (9)      --        (75)       (35)
--------------------------------------------------------------------------------
Net increase in net assets resulting
 from Class D unit transactions              225       --        157        150
--------------------------------------------------------------------------------
Net increase (decrease)                   12,489    7,435     (4,464)   (18,051)
Net assets--beginning of year             38,897   31,462    146,952    165,003
--------------------------------------------------------------------------------
NET ASSETS--END OF YEAR                  $51,386  $38,897  $ 142,488  $ 146,952
--------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVEST-
 MENT INCOME                                 $49      $48     $1,355     $1,735
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

   Equity Index         Focused Growth       International      Small Company
     Portfolio             Portfolio       Growth Portfolio    Index Portfolio
---------------------  ------------------  ------------------  -----------------
  1996        1995       1996      1995      1996        1995    1996     1995
---------------------------------------------------------------------------------
$  12,697   $   9,656  $    110  $    349  $    989  $  1,794  $  1,443  $ 1,130
   36,012      13,989    11,548     5,691     8,942    (4,915)   12,846    5,913
  100,945      94,961     5,017    13,082     3,186       754       976   13,771
       --          --        --        --        --       (62)       --       --
       --          --        --       (24)      (22)       35        --       --
---------------------------------------------------------------------------------
  149,654     118,606    16,675    19,098    13,095    (2,394)   15,265   20,814
---------------------------------------------------------------------------------
  (11,982)     (9,464)     (317)     (147)   (2,919)     (684)   (1,002)  (1,027)
  (15,194)     (5,459)   (1,293)       --        --      (510)   (5,764)  (3,919)
---------------------------------------------------------------------------------
  (27,176)    (14,923)   (1,610)     (147)   (2,919)   (1,194)   (6,766)  (4,946)
---------------------------------------------------------------------------------
     (603)        (93)       --        --        --        --        --       --
     (570)         --        --        --        --        --        --       --
---------------------------------------------------------------------------------
   (1,173)        (93)       --        --        --        --        --       --
---------------------------------------------------------------------------------
      (60)         (6)       (2)       --        (1)       --        (1)      --
      (26)         --        (8)       --        --        --        (2)      --
---------------------------------------------------------------------------------
      (86)         (6)      (10)       --        (1)       --        (3)      --
---------------------------------------------------------------------------------
  338,095     216,653    32,348    27,342    28,193    63,136    28,946   17,266
   24,880      13,649     1,413       100     2,297       962     6,297    4,615
 (279,296)   (135,290)  (27,923)  (18,063)  (51,182)  (45,016)  (25,770) (19,967)
---------------------------------------------------------------------------------
   83,679      95,012     5,838     9,379   (20,692)   19,082     9,473    1,914
---------------------------------------------------------------------------------
   52,571      18,118     6,934        --        --        --        --       --
    1,029          94        --        --        --        --        --       --
  (25,869)       (427)     (598)       --        --        --        --       --
---------------------------------------------------------------------------------
   27,731      17,785     6,336        --        --        --        --       --
---------------------------------------------------------------------------------
     6392         762       168       459        71        24       223       43
       86           6        10        --        --        --         3       --
     (332)         (6)      (96)       (2)       (2)       (6)      (13)      (2)
---------------------------------------------------------------------------------
    6,146         762        82       457        69        18       213       41
---------------------------------------------------------------------------------
  238,775     217,143    27,311    28,787   (10,448)   15,512    18,182   17,823
  498,963     281,820    86,588    57,801   148,724   133,212    94,943   77,120
---------------------------------------------------------------------------------
$ 737,738   $ 498,963  $113,899  $ 86,588  $138,276  $148,724  $113,125  $94,943
---------------------------------------------------------------------------------
     $468        $416      $111      $320      $720    $2,579    $1,159     $724
---------------------------------------------------------------------------------

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,

                                          Balanced Portfolio
                          ---------------------------------------------------------
                                       Class A                   Class C   Class D
                          -------------------------------------  --------  --------
                           1996     1995      1994     1993 (a)  1996 (b)  1996 (c)
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD           $ 11.05  $  9.50  $  10.22   $ 10.00   $ 11.12   $ 11.34
Income (Loss) from in-
 vestment operations:
 Net investment income       0.34     0.34      0.24      0.09      0.29      0.22
 Net realized and
  unrealized gain (loss)
  on investments and op-
  tions                      1.19     1.55     (0.72)     0.22      1.12      0.96
-----------------------------------------------------------------------------------
Total income (loss) from
 investment operations       1.53     1.89     (0.48)     0.31      1.41      1.18
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income      (0.34)   (0.34)    (0.22)    (0.09)    (0.29)    (0.29)
 Net realized gain on
  investments and op-
  tions                        --       --     (0.02)       --        --        --
-----------------------------------------------------------------------------------
Total distributions to
 unitholders                (0.34)   (0.34)    (0.24)    (0.09)    (0.29)    (0.29)
-----------------------------------------------------------------------------------
Net increase (decrease)      1.19     1.55     (0.72)     0.22      1.12      0.89
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $ 12.24  $ 11.05  $   9.50   $ 10.22   $ 12.24   $ 12.23
-----------------------------------------------------------------------------------
Total return (d)            14.07%   20.22%    (4.76)%    3.12%    12.72%    10.55%
Ratio to average net as-
 sets of: (e)
 Expenses, net of waiv-
  ers and reimbursements     0.61%    0.61%     0.61%     0.61%     0.85%     1.00%
 Expenses, before waiv-
  ers and reimbursements     1.20%    1.28%     1.50%     1.62%     1.44%     1.59%
 Net investment income,
  net of waivers and re-
  imbursements               3.03%    3.36%     2.56%     2.20%     2.80%     2.78%
 Net investment income,
  before waivers and re-
  imbursements               2.44%    2.69%     1.68%     1.19%     2.21%     2.19%
Portfolio turnover rate    104.76%   93.39%    75.69%    35.03%   104.76%   104.76%
Average commission rate
 per share                $0.0718       NA        NA        NA   $0.0718   $0.0718
Net assets at end of pe-
 riod (in thousands)      $45,157  $38,897  $ 31,462   $15,928   $ 5,997   $   232
-----------------------------------------------------------------------------------

(a) Commenced investment operations on July 1, 1993.
(b) Class C units were issued on December 29, 1995.
(c) Class D units were issued on February 20, 1996.
(d) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.
NA--Disclosure not applicable to prior periods.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,

                                         Diversified Growth Portfolio
                          ------------------------------------------------------------------
                                        Class A                            Class D
                          ---------------------------------------  -------------------------
                            1996      1995      1994     1993 (a)   1996     1995   1994 (b)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD           $  12.20  $   9.88  $  10.65   $  10.00  $ 12.16  $ 9.88   $10.41
Income (Loss) from in-
 vestment operations:
 Net investment income        0.14      0.15      0.09       0.09     0.11    0.11     0.01
 Net realized and
  unrealized gain (loss)
  on investments
  and options                 2.33      2.26     (0.83)      0.65     2.29    2.25    (0.54)
---------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations        2.47      2.41     (0.74)      0.74     2.40    2.36    (0.53)
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income       (0.15)    (0.09)    (0.01)     (0.09)   (0.14)  (0.08)      --
 Net realized gain on
  investments and op-
  tions                      (0.16)       --     (0.02)        --    (0.16)     --       --
---------------------------------------------------------------------------------------------
Total distributions to
 unitholders                 (0.31)    (0.09)    (0.03)     (0.09)   (0.30)  (0.08)      --
---------------------------------------------------------------------------------------------
Net increase (decrease)       2.16      2.32     (0.77)      0.65     2.10    2.28    (0.53)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $  14.36  $  12.20  $   9.88   $  10.65  $ 14.26  $12.16   $ 9.88
---------------------------------------------------------------------------------------------
Total return (c)             20.83%    24.55%    (6.98)%     7.38%   20.39%  24.19%   (5.14)%
Ratio to average net as-
 sets of: (d)
 Expenses, net of waiv-
  ers and reimbursements      0.66%     0.69%     0.67%      0.71%    1.05%   1.08%    1.05%
 Expenses, before waiv-
  ers and reimbursements      1.10%     1.12%     1.08%      1.13%    1.49%   1.51%    1.46%
 Net investment income,
  net of waivers and
  reimbursements              0.98%     1.16%     0.77%      1.04%    0.59%   0.73%    0.94%
 Net investment income,
  before waivers and
  reimbursements              0.54%     0.73%     0.35%      0.62%    0.15%   0.30%    0.53%
Portfolio turnover rate      59.99%    81.65%    78.94%    140.88%   59.99%  81.65%   78.94%
Average commission rate
 per share                $ 0.0655        NA        NA         NA  $0.0655      NA       NA
Net assets at end of pe-
 riod (in thousands)      $142,055  $146,731  $164,963   $199,053  $   433  $  221   $   40
---------------------------------------------------------------------------------------------

(a) Commenced investment operations on January 11, 1993.
(b) Class D units were issued on September 14, 1994.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.
NA--Disclosure not applicable to prior periods.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,


                                                     Equity Index Portfolio
                          ------------------------------------------------------------------------------------
                                        Class A                       Class C                Class D
                          --------------------------------------  -----------------  -------------------------
                            1996      1995      1994    1993 (a)   1996    1995 (b)   1996     1995   1994 (c)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-   $  13.86  $  10.60  $  10.78  $  10.00  $ 13.86  $ 13.43   $ 13.83  $10.60   $10.96
 NING OF PERIOD
Income (Loss) from in-
 vestment
 operations:
 Net investment income        0.31      0.30      0.27      0.22     0.28     0.05      0.27    0.25     0.02
 Net realized and
  unrealized gain (loss)
  on investments and
  futures                     3.36      3.47     (0.18)     0.78     3.35     0.45      3.36    3.47    (0.31)
---------------------------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations        3.67      3.77      0.09      1.00     3.63     0.50      3.63    3.72    (0.29)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income       (0.31)    (0.30)    (0.27)    (0.22)   (0.27)   (0.07)    (0.26)  (0.28)   (0.07)
 Net realized gain on
  investments and
  futures                    (0.43)    (0.21)       --        --    (0.43)      --     (0.43)  (0.21)      --
---------------------------------------------------------------------------------------------------------------
Total distributions to
 unitholders                 (0.74)    (0.51)    (0.27)    (0.22)   (0.70)   (0.07)    (0.69)  (0.49)   (0.07)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)       2.93      3.26     (0.18)     0.78     2.93     0.43      2.94    3.23    (0.36)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $  16.79  $  13.86  $  10.60  $  10.78  $ 16.79  $ 13.86   $ 16.77  $13.83   $10.60
---------------------------------------------------------------------------------------------------------------
Total return (d)             27.53%    36.60%     0.87%    10.08%   27.24%    3.94%    27.20%  36.20%   (2.68)%
Ratio to average net
 assets of: (e)
 Expenses, net of
  waivers and
  reimbursements              0.22%     0.22%     0.23%     0.21%    0.46%    0.46%     0.61%   0.61%    0.60%
 Expenses, before
  waivers and
  reimbursements              0.50%     0.54%     0.59%     0.66%    0.74%    0.78%     0.89%   0.93%    0.96%
 Net investment income,
  net of waivers and
  reimbursements              2.12%     2.54%     2.62%     2.62%    1.89%    2.29%     1.78%   2.07%    2.67%
 Net investment income,
  before waivers and
  reimbursements              1.84%     2.22%     2.25%     2.17%    1.61%    1.97%     1.50%   1.75%    2.31%
Portfolio turnover rate      18.02%    15.27%    71.98%     2.06%   18.02%   15.27%    18.02%  15.27%   71.98%
Average commission rate
 per share                $ 0.0228        NA        NA        NA  $0.0228       NA   $0.0228      NA       NA
Net assets at end of
 period (in thousands)    $675,804  $479,763  $281,817  $219,282  $53,929  $18,390   $ 8,005  $  810   $    3
---------------------------------------------------------------------------------------------------------------

(a) Commenced investment operations on January 11, 1993.
(b) Class C units were issued on September 28, 1995.
(c) Class D units were issued on September 14, 1994.
(d) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.
NA--Disclosure not applicable to prior periods.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,

                                           Focused Growth Portfolio
                          -----------------------------------------------------------------------
                                       Class A                      Class C        Class D
                          ---------------------------------------   --------   ------------------
                            1996      1995      1994     1993 (a)   1996 (b)    1996     1995 (c)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD:            $12.53     $9.79    $10.43    $10.00    $ 13.46    $ 12.48     $9.55
Income (Loss) from in-
 vestment operations:
 Net investment income
  (loss)                      0.02      0.05      0.02      0.01      (0.01)     (0.03)     0.02
 Net realized and
  unrealized gain (loss)
  on investments,
  futures and options         2.17      2.71     (0.66)     0.43       1.02       2.15      2.93
--------------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations        2.19      2.76     (0.64)     0.44       1.01       2.12      2.95
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income       (0.05)    (0.02)       --     (0.01)        --      (0.04)    (0.02)
 Net realized gain on
  investments, futures
  and options                (0.19)       --        --        --         --      (0.19)       --
--------------------------------------------------------------------------------------------------
Total distributions to
 unitholders                 (0.24)    (0.02)       --     (0.01)        --      (0.23)    (0.02)
--------------------------------------------------------------------------------------------------
Net increase (decrease)       1.95      2.74     (0.64)     0.43       1.01       1.89      2.93
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                     $14.48    $12.53     $9.79    $10.43     $14.47     $14.37    $12.48
--------------------------------------------------------------------------------------------------
Total return (d)             17.82%    28.38%    (6.15)%    4.33%      7.51%     17.42%    30.97%
Ratio to average net as-
 sets of: (e)
 Expenses, net of waiv-
  ers and reimbursements      0.91%     0.91%     0.91%     0.91%      1.15%      1.30%     1.30%
 Expenses, before waiv-
  ers and reimbursements      1.43%     1.47%     1.55%     1.88%      1.67%      1.82%     1.86%
 Net investment income
  (loss), net of waivers
  and reimbursements          0.12%     0.46%     0.24%     0.14%     (0.12)%    (0.28)%   (0.11)%
 Net investment loss,
  before waivers and
  reimbursements             (0.40)%   (0.10)%   (0.39)%   (0.83)%    (0.64)%    (0.80)%   (0.67)%
Portfolio turnover rate     116.78%    85.93%    74.28%    27.48%    116.78%    116.78%    85.93%
Average commission rate
 per share                $ 0.0730        NA        NA        NA    $0.0730    $0.0730        NA
Net assets at end of pe-
 riod (in thousands)      $106,250   $86,099   $57,801   $32,099     $6,993       $656      $489
--------------------------------------------------------------------------------------------------

(a) Commenced investment operations on July 1, 1993.
(b) Class C units were issued on June 14, 1996.
(c) Class D units were issued on December 8, 1994.
(d) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.
NA--Disclosure not applicable to prior periods.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,

                                   International Growth Portfolio
                          --------------------------------------------------------
                                   Class A                      Class D
                          -----------------------------  -------------------------
                            1996      1995     1994(a)    1996     1995    1994(b)
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD           $   9.88  $  10.21   $  10.00  $  9.83  $10.21   $10.47
Income (loss) from in-
 vestment operations:
 Net investment income        0.10      0.12       0.05     0.01    0.19       --
 Net realized and
  unrealized gain (loss)
  on investments
  and foreign currency
  transactions                0.87     (0.36)      0.16     0.92   (0.48)   (0.26)
-----------------------------------------------------------------------------------
Total income (loss) from
 investment operations        0.97     (0.24)      0.21     0.93   (0.29)   (0.26)
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income       (0.22)    (0.05)        --    (0.22)  (0.05)      --
 Net realized gain on
  investments and for-
  eign currency transac-
  tions                         --     (0.04)        --       --   (0.04)      --
-----------------------------------------------------------------------------------
Total distributions to
 unitholders                 (0.22)    (0.09)        --    (0.22)  (0.09)      --
-----------------------------------------------------------------------------------
Net increase (decrease)       0.75     (0.33)      0.21     0.71   (0.38)   (0.26)
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $  10.63  $   9.88   $  10.21  $ 10.54  $ 9.83   $10.21
-----------------------------------------------------------------------------------
Total return (c)              9.96%    (2.32)%     2.11%    9.59%  (2.78)%  (2.56)%
Ratio to average net as-
 sets of: (d)
 Expenses, net of waiv-
  ers and reimbursements      1.06%     1.06%      1.04%    1.45%   1.45%    1.35%
 Expenses, before waiv-
  ers and reimbursements      1.43%     1.38%      1.47%    1.82%   1.77%    1.78%
 Net investment income,
  net of waivers and re-
  imbursements                0.73%     1.22%      0.76%    0.44%   2.01%      --
 Net investment income
  (loss), before waivers
  and reimbursements          0.36%     0.90%      0.33%    0.07%   1.69%   (0.43)%
Portfolio turnover rate     202.47%   215.31%     77.79%  202.47% 215.31%   77.79%
Average commission rate
 per share                $ 0.0292        NA         NA  $0.0292      NA       NA
Net assets at end of pe-
 riod (in thousands)      $138,182  $148,704   $133,212  $    94  $   20       --
-----------------------------------------------------------------------------------

(a) Commenced investment operations on March 28, 1994.
(b) Class D units were issued on November 16, 1994.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.
NA--Disclosure not applicable to prior periods.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,

                                    Small Company Index Portfolio
                          --------------------------------------------------------
                                       Class A                       Class D
                          -------------------------------------  -----------------
                            1996     1995     1994     1993 (a)   1996    1995 (b)
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD           $  12.98  $ 10.86  $ 11.29   $ 10.00   $ 12.95  $ 10.51
Income (Loss) from in-
 vestment operations:
 Net investment income        0.19     0.16     0.14      0.11      0.13     0.18
 Net realized and
  unrealized gain (loss)
  on investments and
  futures                     1.75     2.67    (0.30)     1.29      1.83     2.96
----------------------------------------------------------------------------------
Total income (loss) from
 investment operations        1.94     2.83    (0.16)     1.40      1.96     3.14
----------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income       (0.14)   (0.15)   (0.02)    (0.11)    (0.14)   (0.14)
 Net realized gain on
  investments and
  futures transactions       (0.81)   (0.56)   (0.25)       --     (0.81)   (0.56)
----------------------------------------------------------------------------------
Total distributions to
 unitholders                 (0.95)   (0.71)   (0.27)    (0.11)    (0.95)   (0.70)
----------------------------------------------------------------------------------
Net increase (decrease)       0.99     2.12    (0.43)     1.29      1.01     2.44
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $  13.97  $ 12.98  $ 10.86   $ 11.29   $ 13.96  $ 12.95
----------------------------------------------------------------------------------
Total return (c)             15.96%   27.76%   (1.54)%   14.09%    16.20%   31.62%
Ratio to average net as-
 sets of: (d)
 Expenses, net of waiv-
  ers and reimbursements      0.32%    0.32%    0.33%     0.31%     0.71%    0.71%
 Expenses, before waiv-
  ers and reimbursements      0.79%    0.81%    0.86%     1.02%     1.18%    1.20%
 Net investment income,
  net of waivers and re-
  imbursements                1.36%    1.31%    1.27%     1.25%     1.02%    0.90%
 Net investment income,
  before waivers and re-
  imbursements                0.89%    0.82%    0.74%     0.54%     0.55%    0.41%
Portfolio turnover rate      46.26%   38.46%   98.43%    26.31%    46.26%   38.46%
Average commission rate
 per share                $ 0.0257       NA       NA        NA   $0.0257       NA
Net assets at end of pe-
 riod (in thousands)      $112,856  $94,899  $77,120   $54,763   $   269  $    44
----------------------------------------------------------------------------------

(a) Commenced investment operations on January 11, 1993.
(b) Class D units were issued on December 8, 1994.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.
NA--Disclosure not applicable to prior periods.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
November 30, 1996
1. ORGANIZATION
The Benchmark Funds (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end manage-ment investment company. The Trust includes sixteen portfolios, each with its own investment objective. The Northern Trust Company ("Northern") acts as the Trust's investment adviser, transfer agent, and custodian. Goldman, Sachs &
Co. ("Goldman Sachs") acts as the Trust's administrator and distributor. Pre-sented herein are the financial statements of the equity portfolios ("the Portfolios").
 Each of the equity portfolios may issue four separate classes: Class A, B, C and D. Each class is distinguished by the level of administrative support and transfer agent service provided. As of November 30, 1996, Class A, Class C and Class D units are outstanding for certain portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP re-quires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Ac-tual results could differ from those estimates.

(a) Investment Valuation
Investments held by a portfolio are valued at the last quoted sale price on the exchange on which such securities are primarily traded, or if any securi-ties are not traded on a valuation date, at the last quoted bid price. Securi-ties which are traded in the over-the-counter markets are valued at the last quoted bid price. Exchange traded futures and options are valued at the set-tlement price as established by the exchange on which they are traded. Index futures are marked to market on a daily basis. Any securities, including re-stricted securities, for which current quotations are not readily available are valued at fair value as determined in good faith by Northern under the su-pervision of the Board of Trustees ("Board"). Short-term investments are val-ued at amortized cost which Northern has determined, pursuant to Board autho-rization, approximates market value.

(b) Repurchase Agreements
During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern, as custodian for the Trust, at the Federal Reserve Bank of Chicago.

(c) Foreign Currency Translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Cost of purchases and proceeds from sales of investments and dividend income are translated into U.S. dollars using the spot market rate of exchange pre-vailing on the respective dates of such transactions.
 The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) on invest-ments.

(d) Investment Transactions and Investment Income
Investment transactions are recorded on the trade date. Realized gains and losses on investment transactions are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date and interest income is re-corded on the accrual basis and includes amortization of discounts and premi-ums. Dividends from foreign securities are recorded on the ex-date, or as soon as the information is available.

-------------------------------------------------------------------------------

(e) Forward Foreign Currency Exchange Contracts
Certain portfolios are authorized to enter into forward foreign currency ex-change contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. In addition, the International Growth Portfolio may enter into foreign currency exchange contracts for speculative purposes. The objective of the Portfolio's foreign currency hedging transac-tions is to reduce the risk that the U.S. dollar value of the Portfolio's for-eign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The port-folio records realized gains or losses when the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inabil-ity of counterparties to meet the terms of their contracts and from unantici-pated movements in the value of a foreign currency relative to the U.S. dol-lar.
 The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all re-lated and offsetting transactions are considered.

(f) Federal Taxes
It is each portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and capital gains to its unitholders. Therefore, no provision is made for federal taxes.
 At November 30, 1996, the Trust's most recent tax year end, there were no capital loss carryforwards for U.S. federal tax purposes.

(g) Deferred Organization Costs
Organization related costs are being amortized on a straight-line basis over five years.

(h) Expenses
Expenses arising in connection with a specific portfolio are allocated to that portfolio. Certain expenses arising in connection with a class of units are allocated to that class of units. Expenses incurred which do not specifically relate to an individual portfolio are allocated among the portfolios based on each portfolio's relative net assets.

(i) Distributions
Dividends from net investment income are declared and paid as follows:

-------------------------------
Balanced              Quarterly
Diversified Growth     Annually
Equity Index          Quarterly
Focused Growth         Annually
International Growth   Annually
Small Company Index    Annually
-------------------------------

 Each portfolio's net realized capital gains are distributed at least annual-ly. Income dividends and capital gain distributions are determined in accor-dance with income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with generally accepted accounting prin-ciples.

 Distributions of short-term and long-term capital gains were declared and paid December 24, 1996 to unitholders of record on December 23, 1996, as fol-lows:

                      Short-Term Long-Term
                       Capital    Capital
                         Gain      Gain     Total
--------------------------------------------------
Balanced                    --    $0.3085  $0.3085
Diversified Growth     $0.5764     0.8847   1.4611
Equity Index            0.0188     0.8107   0.8295
Focused Growth          0.3562     1.3199   1.6761
International Growth    0.3956     0.0519   0.4475
Small Company Index     0.4540     1.1386   1.5926
--------------------------------------------------

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS--CONTINUED
November 30, 1996

(j) Reclassifications
The International Growth Portfolio reclassified approximately $48,000 from ac-cumulated net realized gain on investment transactions, and $24,000 from net realized gain on foreign currency transactions to accumulated undistributed net investment income. The Small Company Index Portfolio reclassified approxi-mately $5,000 from undistributed net investment income to accumulated net re-alized gain on investment transactions. These reclassifications had no impact on the net asset value of the Portfolios and are designed to present those Portfolio's capital accounts on a tax basis.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS
The Trust has an investment advisory agreement with Northern whereby each portfolio pays Northern a fee, computed daily and payable monthly, based on a specified percentage of its average daily net assets. For the current fiscal year, Northern voluntarily agreed to waive a portion of the advisory fees as shown on the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the year ended November 30, 1996, are as follows:

                                        Net
                      Advisory Less:  Advisory
                        Fee    Waiver   Fee
----------------------------------------------
Balanced                 .80%   .30%    .50%
Diversified Growth       .80    .25     .55
Equity Index             .30    .20     .10
Focused Growth          1.10    .30     .80
International Growth    1.00    .20     .80
Small Company Index      .40    .20     .20
----------------------------------------------

 As compensation for the services rendered as transfer agent, including the assumption by Northern of the expenses related thereto, Northern receives a fee, computed daily and payable monthly, at an annual rate of .01%, .05%, .10% and .15% of the average daily net asset value of the outstanding Class A, B, C and D units, respectively, of the portfolios.
 As compensation for the services rendered as custodian, including the assump-tion by Northern of the expenses related thereto, Northern receives compensa-tion based on a pre-determined schedule of charges approved by the Board.

4. ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust has an administration agreement with Goldman Sachs whereby each portfolio pays the Administrator a fee, computed daily and payable monthly, based on the average net assets of each portfolio at the rates set forth be-low:

Average net assets                Rate
---------------------------------------
For the first $100,000,000        .250%
For the next $200,000,000         .150
For the next $450,000,000         .075
For net assets over $750,000,000  .050
---------------------------------------

 For the current fiscal year, Goldman Sachs voluntarily agreed to limit admin-istration fees to .10% of average daily net assets for each portfolio. In ad-dition, Goldman Sachs agreed to waive a portion of its administrative fees should overall administration fees earned during the preceding year exceed certain specified levels. No waiver was required under this agreement during the year ended November 30, 1996. Furthermore, Goldman Sachs has agreed to re-imburse each portfolio for certain expenses in the event that such expenses, as defined, exceed on an annualized basis .10% of its average daily net assets for the Balanced, Diversified Growth, Equity Index, Focused Growth and Small Company Index Portfolios and .25% of the average daily net assets for the In-ternational Growth Portfolio.
 The administration fees waived and expenses reimbursed during the year ended November 30, 1996 are shown on the accompanying Statements of Operations.

 Goldman Sachs receives no compensation under the distribution agreement.

-------------------------------------------------------------------------------

5. UNITHOLDER SERVICING PLAN
The Trust has adopted a Unitholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain unitholder administrative support serv-ices for their customers or other investors who beneficially own Class B, C and D units. As compensation under the Unitholder Servicing Plan, the institu-tion or other financial intermediary receives a fee at an annual rate of up to
 .10%, .15% and .25% of the average daily net asset value of the outstanding Class B, C and D units, respectively.

6. FUTURES CONTRACTS
Each portfolio may invest in long equity index or currency futures to maintain liquidity or short futures contracts for hedging purposes. The portfolios bear the market risk arising from changes in the value of these financial instru-ments. At the time a portfolio enters into a futures contract it is required to make a margin deposit with the custodian of a specified amount of cash or eligible securities. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made, on a daily ba-sis, between the portfolio and the broker. The Statements of Operations re-flects gains and losses as realized for closed futures contracts and as unrealized for open futures contracts.
 At November 30, 1996, the Equity Index and Small Company Index Portfolios had entered into long exchange traded futures contracts. The aggregate market value of investments pledged to cover margin requirements for open positions at November 30, 1996 was approximately $1,863,000 and $212,000 for the Equity Index and Small Company Index Portfolios, respectively.

7. OPTIONS CONTRACTS
Each Portfolio may purchase and write (sell) put and call options on foreign and domestic stock indices, foreign currencies, and U.S. and foreign securi-ties that are traded on U.S. and foreign securities exchanges and over-the-counter markets. These transactions are for hedging (or cross-hedging ) pur-poses or for the purposes of earning additional income.
 The risk associated with purchasing an option is that the portfolio pays a premium whether or not the option is exercised. Additionally, the portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of se-curities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.
 In writing an option, the portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the portfolio could result in the portfolio selling or buying a security or currency at a price different from the current market value. Transactions in written call options for the year ended November 30, 1996 for the Balanced, Diversified Growth and Focused Growth Portfolios were as follows:

                                                   Diversified Focused
Premiums                                  Balanced   Growth    Growth
----------------------------------------------------------------------
                                                 (In thousands)
Options outstanding, beginning of period   $ --       $ --     $  --
Options written                              169        383     1,203
Options terminated in closing purchase
 transactions                                (38)       --     (1,127)
Options expired                             (131)      (383)      (76)
----------------------------------------------------------------------
Options outstanding, end of period         $ --       $ --     $  --
----------------------------------------------------------------------

 The Portfolios did not write put options during the year ended November 30, 1996.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS--CONTINUED
November 30, 1996

8. INVESTMENT TRANSACTIONS
Investment transactions for the year ended November 30, 1996 (excluding short-term investments) were as follows:

                                              Proceeds
                                             from sales   Proceeds
                                                 and     from sales
                       Purchases             maturities     and
                        of U.S.   Purchases    of U.S.   maturities
                      Government   of other  Government   of other
                      Obligations securities Obligations securities
-------------------------------------------------------------------
                                     (in thousands)
Balanced                $25,380    $ 26,459    $20,152    $ 24,199
Diversified Growth          --       82,570        --      112,306
Equity Index                --      211,463        --      104,654
Focused Growth              --      126,812        --      116,129
International Growth        --      264,292        --      291,224
Small Company Index         --       47,979        --       48,418
-------------------------------------------------------------------

 As of November 30, 1996, the composition of unrealized appreciation (depreci-ation) of investment securities (including the effects of foreign currency translation) based on the aggregate cost of investments for federal income tax purposes were as follows:

                                                             Cost for
                                                             Federal
                                                              Income
                                                    Net        Tax
                      Appreciation Depreciation Appreciation Purposes
---------------------------------------------------------------------
                                      (in thousands)
Balanced                $  7,396     $   196      $  7,200   $ 44,248
Diversified Growth        38,097       1,944        36,153    106,578
Equity Index             203,920      10,500       193,420    542,944
Focused Growth            22,474       2,733        19,741     94,302
International Growth       8,829       6,914         1,915    137,565
Small Company Index       23,090      10,430        12,660    100,206
---------------------------------------------------------------------

9. BANK LOANS
The Trust maintains a $5,000,000 revolving bank credit line and a $15,000,000 conditional revolving credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at 1% above the Fed Funds rate and are secured by pledged securities equal to or exceeding 120% of the outstanding balance.
 Interest expense for the year ended November 30, 1996 was approximately $2,000, $53,000, $3,000, $9,000 and $7,000 for the Diversified Growth, Equity
Index, Focused Growth, International Growth, and Small Company Index Portfo-lios, respectively. These amounts are included in other expenses on the State-ments of Operations.
 As of November 30, 1996, there were no outstanding borrowings.

10. UNIT TRANSACTIONS
 Transactions in Class A units for the year ended November 30, 1996 were as follows:

                                                          Net
                              Reinvested                increase
                      Sales  distributions Redemptions (decrease)
-----------------------------------------------------------------
                                    (in thousands)
Balanced                 989        93          911         171
Diversified Growth     1,187       290        3,615      (2,138)
Equity Index          22,992     1,743       19,101       5,634
Focused Growth         2,500       117        2,151         466
International Growth   2,737       230        5,018      (2,051)
Small Company Index    2,188       516        1,933         771
-----------------------------------------------------------------

--------------------------------------------------------------------------------

 Transactions in Class A units for the year ended November 30, 1995 were as follows:

                                                          Net
                              Reinvested                increase
                      Sales  distributions Redemptions (decrease)
-----------------------------------------------------------------
                                    (in thousands)
Balanced               1,054       114          959         209
Diversified Growth     3,123       128        7,920      (4,669)
Equity Index          17,925     1,174       11,059       8,040
Focused Growth         2,560        10        1,605         965
International Growth   6,479        97        4,573       2,003
Small Company Index    1,491       451        1,736         206
-----------------------------------------------------------------

 Transactions in Class C units for the year ended November 30, 1996 were as follows:

                       Reinvested                 Net
                Sales distributions Redemptions increase
--------------------------------------------------------
                             (in thousands)
Balanced          548       11            69       490
Equity Index    3,499       70         1,685     1,884
Focused Growth    529        0            46       483
--------------------------------------------------------

 Transactions in the Class C units for the year ended November 30, 1995 were as follows:

                     Reinvested                 Net
              Sales distributions Redemptions increase
------------------------------------------------------
                           (in thousands)
Equity Index  1,353        7           31      1,239

--------------------------------------------------------------------------------

 Transactions in Class D units for the year ended November 30, 1996 were as follows:

                             Reinvested                 Net
                      Sales distributions Redemptions increase
--------------------------------------------------------------
                                   (in thousands)
Balanced                20        --            1        19
Diversified
 Growth                 17         1            6        12
Equity Index           436         6           24       418
Focused Growth          13         1            7         7
International Growth     7        --           --         7
Small Company Index     17        --            1        16

--------------------------------------------------------------------------------

 Transactions in Class D units for the year ended November 30, 1995 were as follows:

                           Reinvested                 Net
                    Sales distributions Redemptions increase
------------------------------------------------------------
                                 (in thousands)
Diversified Growth    17        --            3        14
Equity Index          58         1            1        58
Focused Growth        39        --           --        39
Small Company
 Index                 3        --           --         3

--------------------------------------------------------------------------------

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
To the Unitholders and Trustees of
The Benchmark Funds
Equity Portfolios

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Balanced, Diversified Growth, Equity Index, Focused Growth, International Growth and Small Company Index Portfolios, comprising the Equity Portfolios of The Benchmark Funds, as of November 30, 1996, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the investments owned at November 30, 1996 by physical examination of the securities held by the custodian and by correspondence with outside depositories and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Balanced, Diversified Growth, Equity Index, Focused Growth, International Growth and Small Company Index Portfolio, comprising the Equity Portfolios of The Benchmark Funds, at November 30, 1996, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                                            Ernst & Young LLP

Chicago, Illinois
January 21, 1997

THE BENCHMARK FUNDS

Investment Adviser, Transfer Agent and Custodian

The Northern Trust Company
50 S. LaSalle Street
Chicago, IL 60675

Administrator and Distributor

Goldman, Sachs & Co.
4900 Sears Tower
Chicago, IL 60606

Trustees

William H. Springer, Chairman
Edward J. Condon, Jr.
John W. English
James J. Gavin, Jr.
Frederick T. Kelsey
Richard P. Strubel

Officers

Paul W. Klug, Jr., President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

Independent Auditors

Ernst & Young LLP
233 S. Wacker Drive
Chicago, IL 60606

Legal Counsel

Drinker Biddle & Reath
1345 Chestnut Street
Philadelphia, PA 19107



 This Annual Report is
authorized for distribution to
prospective investors only
when preceded or accompanied
by a Prospectus which contains
facts concerning the
objectives and policies,
management, expenses and other
information.
The
Benchmark
Funds
Equity
Portfolios



          Annual Report
          November 30, 1996